UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to § 240.14a-12

Water Now, Inc.

(Name of Registrant as specified in its charter)

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4.	Proposed maximum aggregate value of transaction:
$30,000,000.00
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$6,000.00
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED AUGUST 17, 2020

WATER NOW, INC.

5000 South Freeway, Suite 110
Fort Worth, Texas

(817) 900-9184

September [1], 2020

Dear Shareholder:

You are cordially invited to attend a Special Meeting of the shareholders of Water Now, Inc. (the “Company”) which will be held on September 30, 2020 at 10:00 a.m. Central Time, at our offices at 5000 South Freeway, Suite 110, Fort Worth, Texas 76115 (the “Special Meeting”).

At the Special Meeting, you will be asked to consider and vote upon the following proposals:

1.	To approve the sale (the “Asset Sale”) by the Company and HydraSpin USA, Inc., a wholly owned subsidiary of the Company (“HydraSpin”), of substantially all of their operating assets pursuant to the Asset Purchase Agreement by and among the Company, HydraSpin, RigMax H2O, LLC (the “Buyer”), and RigMax, LLC (the “Parent”) dated July 31, 2020 (the “Asset Purchase Agreement”);

2.	To approve an amendment to the Certificate of Formation of the Company to change its name to WTNW, Inc., or such other name approved by the sole director of the Company, following, and conditioned upon, the closing of the Asset Sale.

3.	To approve the winding up and liquidation of the Company following, and conditioned upon, the closing of the Asset Sale pursuant to the terms of the Plan of Liquidation;

4.	To conduct a non-binding advisory vote approving certain executive compensation payable as a result of the Asset Sale and Plan of Liquidation, as described in the accompanying proxy statement;

5.	To approve the adjournment or postponement of the Special Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the proposal to approve the Asset Sale, if there are insufficient votes to approve the Asset Sale; and

6.	To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Details of the proposals are set forth in the enclosed proxy statement, which you are urged to read carefully. As the sole director of the Company, I believe that the proposals are in the best interests of the Company and its shareholders. In that capacity, I have approved each of the proposals and recommend that the holders of common stock vote “FOR” the approval of each of the proposals.

The Company has fixed August 14, 2020 as the record date for the Special Meeting. Only shareholders of record at the close of business on that date will receive notice of and be entitled to vote at the Special Meeting.

Please take the time to read the proposals for shareholder action described in the accompanying proxy materials carefully. Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to either sign, date and promptly return the enclosed Proxy Card, vote online by going to ____________ or vote by phone by calling ____________. If you decide to attend the Special Meeting and vote in person, you will of course have that opportunity.

I would like to express my appreciation for your continued interest in and support of the Company.

Sincerely,

David King

Director and Chief Executive Officer

WATER NOW, INC.

Notice of Special Meeting of Shareholders

To be held on September 30, 2020

To the Shareholders of Water Now, Inc.:

Notice is hereby given that a Special Meeting of Shareholders of Water Now, Inc. (the “Company”) will be held at our offices at 5000 South Freeway, Suite 110, Fort Worth, Texas 76115 on September 30, 2020 at 10:00 a.m. Central Time, for the following purposes (the “Special Meeting”):

1.	To approve the sale (the “Asset Sale”) by the Company and HydraSpin USA, Inc., a wholly owned subsidiary of the Company (“HydraSpin”), of substantially all of their operating assets pursuant to the Asset Purchase Agreement by and among the Company, HydraSpin, RigMax H2O, LLC (the “Buyer”), and RigMax, LLC (the “Parent”) dated July 31, 2020 (the “Asset Purchase Agreement”). This proposal is referred to herein as the “Asset Sale Proposal.”

2.	To approve an amendment to the Certificate of Formation of the Company to change its name to WTNW, Inc., or such other name approved by the sole director of the Company, following, and conditioned upon, the closing of the Asset Sale. This proposal is referred to herein as the “Name Change Proposal.”

3.	To approve the winding up and liquidation of the Company and HydraSpin following, and conditioned upon, the closing of the Asset Sale pursuant to the terms of the Plan of Liquidation. This proposal is referred to herein as the “Plan of Liquidation Proposal.”

4.	To conduct a non-binding advisory vote approving certain executive compensation payable as a result of the Asset Sale and Plan of Liquidation, as described in the accompanying proxy statement. This proposal is referred to herein as the “Advisory Vote on Transaction Related Compensation.”

5.	To approve the adjournment or postponement of the Special Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the proposal to approve the Asset Sale, if there are insufficient votes to approve the Asset Sale. This proposal is referred to herein as the “Proposal to Adjourn or Postpone the Special Meeting.”

6.	To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

The Company has fixed August 14, 2020 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will receive notice of and be entitled to vote at the Special Meeting.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2020

Pursuant to rules promulgated by the Securities and Exchange Commission, the Company is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the following information at the Company’s website address http://www.waternowinc.com: (i) Notice of the Special Meeting; (ii) Proxy Statement for the Special Meeting; and (iii) Form of Proxy.

The accompanying proxy statement, dated September 1, 2020, and a proxy card for the Special Meeting are first being mailed to our shareholders on or about September 1, 2020. The proxy statement and the related online voting option will also be made available to our shareholders on or about September 1, 2020 at ____________. Our Director has approved the Asset Sale and the Asset Purchase Agreement and recommends that you vote “FOR” the approval of the Asset Sale Proposal, “FOR” the approval of the Name Change Proposal, “FOR” the approval of the Plan of Liquidation Proposal, “FOR” the Advisory Vote on Transaction Related Compensation, and “FOR” the Proposal to Adjourn or Postpone the Special Meeting. Your vote is very important. Please vote your shares by proxy whether or not you plan to attend the Special Meeting.

Sincerely,

David King

Secretary

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Special Meeting, please either sign, date, and return, as promptly as possible, the enclosed proxy card in the reply envelope provided, vote online at ________ or vote by phone by calling ________ in order to ensure your representation at the Special Meeting. Giving your proxy now will not affect your right to vote in person if you attend the Special Meeting.

Table of Contents

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS	1
The Special Meeting	1
The Asset Sale	2
The Name Change	4
The Plan of Liquidation	4
The Advisory Vote on Transaction Related Compensation	6
The Proposal to Adjourn or Postpone the Special Meeting	6
Other Commonly Asked Questions	7
SUMMARY TERM SHEET	9
The Parties to the Asset Sale	9
The Asset Purchase Agreement	10
Assets Being Sold to the Buyer	10
Assets Being Retained by the Company	10
Liabilities Being Assumed by the Buyer	10
Liabilities Being Retained by the Company	10
Purchase Price	10
Representations and Warranties Made by the Company	10
Conduct of Business Prior to Closing	11
Access to Company Information	11
Exclusivity	11
Confidential Information	11
Non-Competition Agreement	12
Post-Closing Indemnification	12
Employees	12
Termination of the Asset Purchase Agreement	12
Termination Fee	13
Expected Consummation of Asset Sale	13
Use of Proceeds from the Asset Sale	13
Fairness Opinion	14
Dissenters’ Right of Appraisal	14
Anticipated Accounting Treatment	14
Material U.S. Federal Income Tax Consequences of the Transaction	14
Transactions and Agreements Related to the Asset Purchase Agreement	15
Non-Competition Agreement	15
Severance and Bonus Payments	15
Escrow Agreement	15

Plan of Liquidation	15
Recommendation of our Director	15
Reasons for the Transaction	15
THE SPECIAL MEETING	17
Meeting, Place and Time	17
Purposes of the Meeting	17
Record Date and Shares Entitled to Vote	17
Proxy Solicitation	17
Quorum and Votes Required	18
Voting of Proxies	18
Revocability of Proxies	19
BUSINESS OF WATER NOW, INC.	20
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	21
RISK FACTORS	22
PROPOSAL #1: THE ASSET SALE PROPOSAL	26
Parties to the Transaction	26
The Asset Sale	27
Background of the Transaction	27
Transactions and Agreements Related to the Asset Purchase Agreement	29
Escrow	29
Severance and Bonus Payments	29
Third-Party Approvals	30
Fairness of the Asset Sale	30
Consideration Related to the Fairness Opinion and Commerce Street’s Services	30
Opinion of Commerce Street	31
Effects of the Asset Sale	33
Dissenters’ Right of Appraisal	34
Interests of Certain Parties in the Matters to be Acted Upon	36
Severance and Bonus Payments	37
Anticipated Accounting Treatment	37
U.S. Federal Income Tax Consequences of the Asset Sale	37
Expected Consummation of the Asset Sale	37
Reasons and Recommendation	37
THE ASSET PURCHASE AGREEMENT	39
General	39
Assets Being Sold to the Buyer	39
Assets Being Retained by the Company	39

Liabilities Being Assumed by the Buyer	39
Liabilities Being Retained by the Company	39
Purchase Price	39
Closing	39
Representations and Warranties Made by the Company	40
Conduct of Business Prior to Closing	40
Access to Company Information	40
Exclusivity	40
Conditions to Closing — Buyer	41
Conditions to Closing — Company	41
Certain Additional Post-Closing Obligations	41
Non-Competition Agreement	41
Post-Closing Indemnification	41
Employees	42
Termination of the Asset Purchase Agreement	42
Termination Fee	42
Survival of Representations and Warranties	43
Governing Law; Venue Selection	43
PROPOSAL #2: NAME CHANGE PROPOSAL	44
PROPOSAL #3: PLAN OF LIQUIDATION PROPOSAL	45
Reasons for the Liquidation Proposal	45
Summary of Plan of Liquidation	45
Overview of the Plan of Liquidation	46
Cessation of Business Activities	46
Distributions to Shareholders	46
Government Approvals	47
Deregistering the Company	47
Expenses	47
Indemnification	47
Absence of Appraisal Rights	47
Liquidation Completion Date	47
U.S. Federal Income Tax Consequences	48
PROPOSAL #4: ADVISORY VOTE ON TRANSACTION RELATED COMPENSATION	49
PROPOSAL #5: PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING	50
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	51
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	54
FUTURE SHAREHOLDER PROPOSALS	55

WHERE YOU CAN FIND MORE INFORMATION	55
ASSET PURCHASE AGREEMENT	A-1
PLAN OF LIQUIDATION OF WATER NOW, INC.	B-1
TEXAS BUSINESS ORGANIZATIONS CODE	C-1
ESCROW AGREEMENT	D-1
FAIRNESS OPINION	E-1

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS

The following questions and answers address briefly some questions regarding the proposals and the Special Meeting. These questions and answers may not address all questions that may be important to you as a shareholder of Water Now, Inc. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the other documents we refer to in this proxy statement.

The Special Meeting

Q:	What matters will we vote on at the Special Meeting?

A:	We are asking that you approve: (1) the sale of substantially all of the assets of the Company (the “Asset Sale”) pursuant to the terms and conditions of the Asset Purchase Agreement attached hereto as ANNEX A (the “Asset Purchase Agreement”) that we have entered into with HydraSpin USA, Inc., our wholly owned subsidiary (“HydraSpin”), RigMax H2O, LLC (the “Buyer”), and RigMax, LLC (the “Parent”) (the “Asset Sale Proposal”); (2) the changing of the name of the Company to WTNW, Inc., or such other name approved by the Director, following, and conditioned upon, the closing of the Asset Sale (the “Name Change Proposal”); (3) the winding up and liquidation of the Company and HydraSpin following, and conditioned upon, the closing of the Asset Sale pursuant to the terms of the plan of liquidation attached hereto as ANNEX B (the “Plan of Liquidation”) (the “Plan of Liquidation Proposal”); (4) a non-binding advisory proposal approving certain executive compensation payable as a result of the Asset Sale and Plan of Liquidation, as described in the accompanying proxy statement (the “Advisory Vote on Transaction Related Compensation”); and (5) a proposal to adjourn or postpone the Special Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the proposal to approve the Asset Sale, if there are insufficient votes to approve the Asset Sale (the “Proposal to Adjourn or Postpone the Special Meeting”).

Q:	Who may vote at the Special Meeting?

A:	Only holders of our common stock as of the close of business on August 14, 2020 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 77,746,368 outstanding shares of the Company’s common stock. Each share entitles its holder to one vote on each matter to be voted upon. Shareholders may vote in person or by proxy.

Q:	What is the quorum required for the Special Meeting?

A:	The presence, in person or by proxy, of holders of at least a majority of the shares entitled to vote at the Special Meeting, which includes all the issued and outstanding shares of our common stock as of the Record Date, is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this proxy statement, please vote your shares as soon as possible. You may vote your shares by either signing, dating and returning the enclosed proxy card, voting online at ______, or by calling ______. You may also vote in person at the Special Meeting.

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Q:	What if I do not vote?

A:	If you fail to vote by proxy, online, or by phone and fail to vote in person, it will have the same effect as a vote against the Asset Sale, Name Change Proposal, and the Plan of Liquidation. If you return a properly signed proxy card, but do not indicate how you want to vote, your proxy will be counted as a vote FOR approval of each of the proposals.

The Asset Sale

Q:	What is the proposed transaction?

A:	Pursuant to the terms and conditions of the Asset Purchase Agreement, we agreed, subject to the approval of our shareholders, to sell the assets and substantially all the business of the Company and HydraSpin. We have included the full text of the Asset Purchase Agreement as ANNEX A to this proxy statement.

Q:	What is the purchase price of the Asset Sale?

A:	The aggregate purchase price for the Asset Sale is $30,000,000 (the “Purchase Price”) payable in cash, minus (a) the amount of deposits paid by Buyer in advance of the closing and (b) the amount of $1,000,000 set aside to cover Indemnifiable Costs, as defined in the Asset Purchase Agreement.

Q:	Is there an escrow?

A:	Yes. At closing, $1,000,000 of the Purchase Price will be deposited into an escrow account (the “Retention Escrow Account”) from which Indemnifiable Costs, if any, will be paid. The Retention Escrow Account will be the sole source of recovery for any Indemnifiable Costs. The deadline for making a claim for Indemnifiable Costs is one year after the closing date (the “Escrow Claim Deadline”). Any amounts remaining in the Retention Escrow Account shall be delivered to David G. King as part of his Transaction Related Compensation.

Q:	When do you expect to complete the Asset Sale?

A:	We are working toward completing the Asset Sale as quickly as possible. We expect to close the Asset Sale on or before October 31, 2020. The Company and Buyer have a right to terminate the Asset Purchase Agreement if the Asset Sale is not closed by October 31, 2020, subject to limited exceptions. We cannot complete the Asset Sale until we satisfy a number of conditions, which include approval of the Asset Sale by our shareholders at the Special Meeting and certain third-party consents.

Q:	What will be the effective date of the Asset Sale?

A:	The effective date of the Asset Sale will be as soon as practicable following the Special Meeting, if shareholders approve the Asset Sale.

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Q:	What will happen to the Company after the Asset Sale?

A:	If we complete the Asset Sale and the shareholders approve the Plan of Liquidation, we will cease to do business and will not engage in any business activities except for dealing with post-closing matters and for the purpose of liquidating our remaining assets, paying any debts and obligations, distributing the remaining assets to shareholders, and doing other acts required to liquidate and wind up our business and affairs. We will pay or make provision for payment of our known or reasonably ascertainable liabilities and obligations that have been incurred or are expected to be incurred prior to liquidation. After that, we will distribute the remaining assets to our shareholders in proportion to their shareholder interest.

Q:	What will happen if we do not complete the Asset Sale?

A:	If the Asset Sale is not completed, we will continue to operate the Company as we have been doing.

Q:	Why is the Director recommending the Asset Sale?

A:	Our Director has determined that the Asset Sale is advisable, fair to, and in the best interests of the Company and our shareholders. Accordingly, the Director has approved the Asset Purchase Agreement and recommends that you vote FOR the approval of the Asset Sale at the Special Meeting.

Q:	Will I have dissenters’ rights relating to the Asset Sale?

A:	Yes. Under Subchapter H, Chapter 10 of the Texas Business Organizations Code (§§10.351 through 10.368), a copy of which is included as ANNEX C to this proxy statement (the “Dissenters’ Rights Statutes”), shareholders have dissenters’ and appraisal rights in connection with the approval of the Asset Sale. There are strict procedures for exercising these rights that if not met could result in the loss of these rights. Persons having beneficial interests in the Company’s common stock held of record in the name of another person, such as a broker or bank, must act promptly to cause the record holder to take the actions required under Texas law to exercise dissenters’ rights. In order to dissent, you must carefully follow the requirements of the Dissenters’ Rights Statutes, including giving the required written notice of objection prior to the Special Meeting. These steps are summarized below under “Proposal #1: The Asset Sale Proposal — Dissenters’ Right of Appraisal.”

Q:	What is the required vote to approve the Asset Sale?

A:	In order to approve the Asset Sale, shareholders that hold at least a majority of the Company’s issued and outstanding shares of common stock must vote in favor of the Asset Sale. With 77,746,368 shares of the Company’s common stock issued and outstanding, a total of at least 38,873,185 shares must be voted in favor of the Asset Sale for it to be approved.

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The Name Change

Q:	What is the Name Change Proposal?

A:	We are asking you to approve an amendment to the Certificate of Formation of the Company to change its name to WTNW, Inc., or such other name approved by our Director.

Q:	What are the reasons for the name change?

A:	The Water Now name is deemed an asset and the right to this name is to be transferred to the Buyer as part of the Asset Sale. Upon transferring the right to this name, we will be required to change the name in accordance with applicable law, to comply with the Asset Purchase Agreement, and to complete the Plan of Liquidation.

Q:	Will I have dissenters’ rights relating to the name change?

A:	No. Under Texas law, shareholders have no appraisal or dissenters’ rights in connection with Name Change Proposal.

Q:	Is the name change contingent upon the Asset Sale?

A:	Yes, the Name Change Proposal is contingent upon the closing of the Asset Sale. If shareholders do not approve the Asset Sale, the Name Change Proposal will not be effective or implemented. Likewise, if the Asset Sale Proposal is approved by shareholders, but the Asset Sale does not close, the Name Change Proposal will not become effective or be implemented.

Q:	What is the required vote to approve the Name Change Proposal?

A:	In order to approve the Name Change Proposal, shareholders that hold a majority of the Company’s issued and outstanding shares of common stock must vote in favor of the Name Change Proposal. With 77,746,368 shares of the Company’s common stock issued and outstanding, a total of at least 38,873,185 shares must be voted in favor of the Name Change Proposal for it to be approved. Also, the Name Change Proposal is contingent upon approval and the closing of the Asset Sale. In order to approve and adopt the Name Change Proposal we are asking that you first approve the Asset Sale. If shareholders do not approve the Asset Sale or the Asset Sale does not close, the Name Change will not be effective or implemented.

The Plan of Liquidation

Q:	What is the proposed Plan of Liquidation?

A:	If the shareholders approve the liquidation of the Company pursuant to the Plan of Liquidation and we close on the Asset Sale, we will cease to do business and will not engage in any business activities except for dealing with post-closing matters and for the purpose of liquidating our remaining assets, paying any debts and obligations, distributing the remaining assets to shareholders, and doing other acts required to liquidate and wind up our business and affairs. We will pay or make provision for payment of our known or reasonably ascertainable liabilities that have been incurred or are expected to be incurred prior to liquidation. After that, we will distribute the remaining assets to our shareholders in proportion to their shareholder interest (as further described below). We include the full text of the Plan of Liquidation as ANNEX B to this proxy statement.
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Q:	What are the reasons for the liquidation?

A:	Once we have sold substantially all of our operating assets in connection with the Asset Sale, there is no reason for the Company to incur the additional expenses associated with maintaining its corporate existence. Further, by making the distribution of assets in connection with a liquidation, most of our shareholders will receive capital gains treatment on any gain from the distribution as opposed to ordinary dividend treatment were we to make a distribution without liquidating. For further information about the tax consequences of the Plan of Liquidation, please refer to the discussion under “Certain U.S. Federal Income Tax Considerations — Certain U.S. Federal Income Tax Consequences of the Liquidation.” In light of this, our Director believes that it is in the best interests of the Company and our shareholders to liquidate and dissolve the Company following consummation of the Asset Sale, wind up and terminate the business of the Company, and distribute its remaining assets in accordance with the terms of the Plan of Liquidation.

Q:	What will I receive pursuant to the Plan of Liquidation?

A:	Under the Plan of Liquidation, we intend to make one liquidating distribution to the shareholders, representing the net proceeds of the liquidation. The amount of the liquidating distribution will depend on the final amount received from the Asset Sale, the amount of our liabilities, and the expenses associated with the Asset Sale and liquidation and winding up of the Company. The gross cash proceeds from the Asset Sale will be $30,000,000, less pre-closing deposits paid by the Buyer.

These gross cash proceeds that will be available for distribution to our shareholders will be reduced by (i) the Retention Escrow Agreement; (ii) the payment of the costs and expenses we incur in connection with the Asset Sale, which we currently estimate to be $450,000; (iii) the payoff of our debt previously incurred, amounts owed to vendors, and obligations arising under current revenue sharing agreements, which we currently estimate to be in the aggregate $13,000,000; (iv) the payoff of our other pre-closing operating liabilities, which we currently estimate to be $350,000; (v) the payment of $3,665,000 in Transaction Related Compensation payable to certain employees of the Company; (vi) the payment of our costs and expenses we incur in connection with the liquidation and winding up of the Company, which we currently estimate to be $50,000; and (vii) the payment of income tax obligations, which we currently estimate to be $1,300,500.

Based on the foregoing estimates and assumptions, we currently estimate that the funds available to be distributed to the shareholders in connection with the liquidating distribution will be approximately $9,884,500, or $0.125 per share, to be distributed to the holders of our common stock. The number of shares used to calculate this per share amount is 77,746,368.

Shareholders are cautioned that the actual amounts to be distributed to our shareholders are likely to vary from the estimates provided above.

Q:	When will the liquidation and winding up of the Company be completed?

A:	The liquidation and winding up of the Company pursuant to the Plan of Liquidation will be completed as soon as practicable after the closing of the Asset Sale. We currently anticipate completing the liquidation and winding up of the Company as soon as practicable, which may take as long as 60 days after the closing of the Asset Sale.

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Q:	Will I have dissenters’ rights relating to the liquidation?

A:	No. Under Texas law, shareholders have no appraisal or dissenters’ rights in connection with Plan of Liquidation.

Q:	Is the liquidation contingent upon the Asset Sale?

A:	Yes, the liquidation of the Company is contingent upon the closing of the Asset Sale. If shareholders do not approve the Asset Sale, the Plan of Liquidation will not be effective or implemented. Likewise, if the Asset Sale Proposal is approved by shareholders, but the Asset Sale does not close, the Plan of Liquidation will not become effective or be implemented.

Q:	What is the required vote to approve the Plan of Liquidation?

A:	In order to approve the Plan of Liquidation, shareholders that hold a majority of the Company’s issued and outstanding shares of common stock must vote in favor of the Plan of Liquidation. With 77,746,368 shares of the Company’s common stock issued and outstanding, a total of at least 38,873,185 shares must be voted in favor of the Plan of Liquidation for it to be approved. Also, the Plan of Liquidation is contingent upon approval and the closing of the Asset Sale. In order to approve and adopt the Plan of Liquidation, we are asking that you first approve the Asset Sale. If shareholders do not approve the Asset Sale or the Asset Sale does not close, the Company will not be liquidated and dissolved and the Plan of Liquidation will not be effective or implemented.

The Advisory Vote on Transaction Related Compensation

Q:	Why am I being asked to vote on the Advisory Vote on Transaction Related Compensation?

A:	This proposal is required by Section 14A of the Exchange Act and the regulations promulgated thereunder.

Q:	What is the vote required to approve the Advisory Vote on Transaction Related Compensation?

A:	If a quorum is present at the Special Meeting, the proposal regarding the Advisory Vote on Transaction Related Compensation will be approved if it is approved by the affirmative vote the holders of a majority of the shares entitled to vote that cast votes, in person or by proxy, “For” or “Against” this proposal. Abstentions and broker non-votes are not counted as votes cast for purposes of the proposal regarding the Advisory Vote on Transaction Related Compensation and will have no effect on approval of this proposal.

Q:	What happens if the Advisory Vote on Transaction Related Compensation is not approved?

A:	While our Director intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding and is advisory in nature.

The Proposal to Adjourn or Postpone the Special Meeting

Q:	Why am I being asked to vote on the Proposal to Adjourn or Postpone the Special Meeting?

A:	The U.S. Securities and Exchange Commission (the “SEC”) requires the Company to give its shareholders the ability to specifically vote on any adjournment proposal.
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Q:	What is the vote required to approve the Proposal to Adjourn or Postpone the Special Meeting?

A:	If a quorum is present at the Special Meeting, the Proposal to Adjourn or Postpone the Special Meeting will be approved if it is approved by the affirmative vote of the holders of a majority of the shares entitled to vote that cast votes, in person or by proxy, “For” or “Against” the Proposal to Adjourn or Postpone the Special Meeting. Abstentions and broker non-votes are not counted as votes cast for purposes of the Proposal to Adjourn or Postpone the Special Meeting and will have no effect on approval of this proposal.

Other Commonly Asked Questions

Q:	What are the U.S. federal income tax consequences of the Asset Sale to the Company?

A:	For U.S. federal income tax purposes, the Asset Sale will be treated as a taxable sale of assets by the Company and may give rise to net taxable gain recognition.

Q:	Where can I find more information about the Company and the Buyer?

A:	The Company files periodic reports and other information with the SEC. This information is available at the internet website maintained by the SEC at www.sec.gov.

The Buyer does not file reports with the SEC, but additional information about the Buyer is set forth under “Proposal #1: The Asset Sale Proposal.”

Q:	Who can help answer my questions?

A:	If you have questions about the Special Meeting or the Asset Sale after reading this proxy statement, you should contact David King at Water Now, Inc., 5000 South Freeway, Suite 110, Fort Worth, Texas 76115, telephone (817) 900-9184 and email: dking@waternowinc.com.
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Water Now, Inc.

5000 South Freeway, Suite 110

Fort Worth, Texas 76115

(817) 900-9184

Proxy Statement

for the Special Meeting of the Shareholders

to be held on September 30, 2020

This proxy statement is furnished in connection with the solicitation of proxies by the Director of Water Now, Inc. (the “Company”) for use at the Special Meeting of the Shareholders to be held at 10:00 a.m. Central Time on September 30, 2020 at the Company’s offices at 5000 South Freeway, Suite 110, Fort Worth, Texas 76115, and at any adjournment thereof (the “Special Meeting”), for the purpose of considering and voting on (1) a proposal (the “Asset Sale Proposal”) to approve the sale of substantially all of the operating assets of the Company, as contemplated in the Asset Purchase Agreement (the “Asset Purchase Agreement”) executed July 31, 2020 by and among the Company, HydraSpin USA, Inc., a wholly owned subsidiary of the Company, RigMax H2O, LLC, and RigMax, LLC (the “Asset Sale”); (2) the changing of the name of the Company to WTNW, Inc., or such other name approved by the Director, following, and conditioned upon, closing the Asset Sale (the “Name Change Proposal”); (3) a proposal (the “Plan of Liquidation Proposal”) to approve the winding up and liquidation of the Company following, and conditioned upon, closing the Asset Sale; (4) a non-binding advisory vote approving certain executive compensation payable as a result of the Asset Sale and Plan of Liquidation, as described in the accompanying proxy statement; (5) a proposal (the “Proposal to Adjourn or Postpone the Special Meeting”) to adjourn or postpone the Special Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of Asset Sale Proposal, if there are insufficient votes to approve the Asset Sale Proposal; and (6) to transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

This proxy statement, the Notice of Meeting, and the enclosed form of proxy are expected to be mailed to shareholders or made available online at www.waternowinc.com on or about September 1, 2020.

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SUMMARY TERM SHEET

The following summary highlights information in this proxy statement and may not contain all the information that is important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to in this proxy statement. We sometimes make reference to Water Now, Inc. and its subsidiary, HydraSpin USA, Inc., collectively in this proxy statement by using the terms “Water Now,” the “Company,” “we,” “our” or “us.” Each item in this summary includes a reference directing you to a more complete description of the item in this proxy statement.

The Parties to the Asset Sale

We are including the below key for the convenience of shareholders to assist them in their understanding of the parties to the transaction:

Party	Referred to as:	Relationship
RigMax H2O, LLC RigMax, LLC	“Buyer” “Parent”

The Buyer is a wholly owned subsidiary of RigMax, LLC.

The Parent is engaged in the energy industry, with a focus on executing large-scale energy projects involving all stages of the oil and gas supply chain. The Parent also offers consulting services, focusing on engineering and operations throughout all levels of the oil and gas value chain. The Parent’s website is “www.rigmax.com.”

Water Now, Inc.	“Company”	The Company develops and commercializes gas/diesel and electric-powered, portable devices that process and purify contaminated water. The Company’s website is “www.waternowinc.com.”
HydraSpin USA, Inc.	“HydraSpin”

HydraSpin is a wholly owned subsidiary of the Company. HydraSpin is engaged in the installation and operation of oil recovery systems deployed at saltwater disposal wells associated with the oil industry.

The Company’s principal executive offices are located at 5000 South Freeway, Suite 110, Fort Worth, Texas, 76115 and the telephone number is (817) 900-9184.

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The Asset Purchase Agreement — ANNEX A

On July 31, 2020, we entered into an Asset Purchase Agreement with RigMax H2O, LLC and RigMax, LLC pursuant to which we have agreed, subject to specified terms and conditions, to sell substantially all of our assets in the Asset Sale.

A copy of the Asset Purchase Agreement is attached as ANNEX A to this proxy statement. You should read the Asset Purchase Agreement in its entirety because it, and not this proxy statement, is the legal document that governs the proposed transaction. Following is a summary of the principal terms of the Asset Purchase Agreement.

Assets Being Sold to the Buyer

All assets used in the operation of our business, except those assets being retained, as discussed below, will be sold to the Buyer at the closing of the Asset Sale.

Assets Being Retained by the Company

The following categories of Company assets will not be sold to the Buyer at the closing of the Asset Sale and will be retained by the Company: cash, cash equivalents, organizational documents, minute books, stock records, tax returns, books of account or other records having to do with the corporate organization of the Company, and permits that are not transferable.

Liabilities Being Assumed by the Buyer

The following categories of Company liabilities associated with the Company assets being sold to Buyer will be assumed by the Buyer at the closing of the Asset Sale: (i) all liabilities in respect of all contracts of the Company to be assigned to the Buyer at closing, but only to the extent that such liabilities thereunder are required to be performed after the closing date and do not relate to any failure to perform, improper performance, warranty or other breach, default or violation by the Company on or prior to the closing; and (ii) liabilities, including warranty liabilities, for products sold by the Company prior to the closing date.

Liabilities Being Retained by the Company

All Company liabilities that are not assumed by the Buyer at the closing of the Asset Sale will be retained by the Company.

Purchase Price

The consideration for the Asset Sale is $30,000,000, less (a) the amount of deposits paid by Buyer in advance of the closing and (b) the amount of $1,000,000 set aside to cover Indemnifiable Costs, as defined in the Asset Purchase Agreement.

Representations and Warranties Made by the Company

A number of what the Company believes are standard representations and warranties are made by the Company to the Buyer in the Asset Purchase Agreement. It is a condition to the Buyer’s obligation to complete the Asset Sale that these representations and warranties be true and correct in all respects at and

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as of the closing date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date, and except where the failure of such representations and warranties to be true and correct would not have a Material Adverse Effect, as defined in the Asset Purchase Agreement). In addition, in certain circumstances discussed elsewhere in this proxy statement, if the Buyer discovers a breach of these representations and warranties after the closing, such breach may give rise to an indemnification claim against the Company. All such indemnification claims are limited to the amount in the Retention Escrow Account.

Conduct of Business Prior to Closing

In connection with the Asset Purchase Agreement, we have agreed to continue to, through the closing date: (i) operate our business in the ordinary course of business consistent with past practice; (ii) maintain and preserve intact our business and to preserve the rights, goodwill and employee and other business relationships; and (iii) promptly notify the Buyer in writing of any material adverse event affecting the Company, the receipt of any notice from a governmental authority or court concerning the Asset Sale, any legal actions commenced or threatened against the Company and the Company’s exercise of its right to withhold, withdraw, amend or modify its approval of the Asset Purchase Agreement in connection with a third-party acquisition proposal.

Access to Company Information

Through the closing date, (i) the Buyer will have access to the Company’s facilities, properties, assets, premises, books and records, contracts and other documents and data related to our business and (ii) the Company will furnish the Buyer with such financial, operating, personnel, contractual and other data and information related to our business as the Buyer may request.

Exclusivity

The Company has agreed not to directly or indirectly solicit, initiate or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person (other than Buyer) relating to any transaction involving the sale of the business or assets, or any merger, consolidation, business combination or similar transaction involving the Company; provided, however, that prior to the occurrence of the approval of the transactions contemplated hereby by the shareholders, the Company may withhold, withdraw, amend or modify its approval of the Asset Purchase Agreement if it receives a bona fide third-party, unsolicited written acquisition proposal that our Director reasonably concludes in good faith, after consultation with outside legal counsel, constitutes or would constitute a superior acquisition proposal, which if accepted, is reasonably likely to be consummated (taking into account all legal, financial and regulatory aspects of the proposal, the likelihood of the proposal being financed and the person making the proposal), and would, if consummated, result in a transaction more favorable to the Company’s shareholders from a financial point of view than the transactions contemplated by the Asset Purchase Agreement.

Confidential Information

The Company and the Buyer have agreed to keep confidential all non-public information and confidential information such parties receive concerning the other party to the Asset Purchase Agreement.

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Conditions to Closing

The consummation of the Asset Sale is subject to the satisfaction or waiver of a number of conditions on or prior to the closing. Such conditions include, in addition to customary closing conditions, approval of the Asset Sale by our shareholders at the Special Meeting and certain third-party consents.

Non-Competition Agreement

At the closing, the Company and David King will enter into five-year non-competition agreements with the Buyer that will prohibit reentry into the same market or the solicitation of clients of the Company and Buyer.

Post-Closing Indemnification

The Asset Purchase Agreement requires that, after the closing, the Company indemnify and hold the Buyer and its affiliates harmless from damages arising out of the following categories of claims: (i) a misrepresentation or breach of any representation or warranty given or made by the Company pursuant to the Asset Purchase Agreement; (ii) any nonfulfillment or breach of any obligation, covenant, or agreement on the part of the Company contained in the Asset Purchase Agreement; (iii) any Liability other than Assumed Liabilities, as defined in the Asset Purchase Agreement; and (iv) any Claims, as defined in the Asset Purchase Agreement, against Buyer by the shareholders, directors, officers and/or employees of the Company. All indemnification claims must be made prior to the 12-month anniversary of the closing date. The Retention Escrow Account is the sole source of recovery for indemnification claims. In addition, all indemnification claims are subject to a $25,000 deductible and will be net of any insurance proceeds received with respect to such Claim or tax benefits to the extent actually received as a result of an indemnified claim, net of the costs of collection of such insurance proceeds or tax claim.

Employees

The Buyer currently plans to offer to employ certain specified employees of the Company following the closing. The Company shall be solely responsible for the costs of termination, if any, of any Company employees that are not offered positions by Buyer and those who do not accept positions with Buyer.

Termination of the Asset Purchase Agreement

Either the Company or the Buyer may terminate the Asset Purchase Agreement by their mutual written consent. The Asset Purchase Agreement may also be terminated: (i) by either Buyer or Company if there has been a breach on the part of the other party or parties, as applicable, in the representations and warranties or covenants set forth in the Asset Purchase Agreement, or if events have occurred which have made it impossible to satisfy a condition precedent to the terminating party’s obligations to consummate the transactions contemplated by the Asset Purchase Agreement, unless such terminating party’s willful breach of the Asset Purchase Agreement has caused the condition to be unsatisfied; (ii) by either the Company or the Buyer if the closing has not occurred on or prior to October 31, 2020 by reason of the failure of any condition precedent under Article II of the Asset Purchase Agreement, provided that neither the Buyer nor the Company will be entitled to terminate the Asset Purchase Agreement if such party’s willful breach of the Asset Purchase Agreement prevent satisfaction of the conditions or the consummation of the transactions contemplated by the Asset Purchase Agreement; or (iii) by the Company or the Buyer if shareholder approval is not obtained on or before October 31, 2020.

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Further, the Company may terminate the Asset Purchase Agreement pursuant to the receipt of a bona fide third-party, unsolicited written acquisition proposal, as discussed above; provided, however, that if the Company exercises its right to withhold, withdraw, amend or modify its approval of the Asset Purchase Agreement in connection with a third-party acquisition proposal, the Company will be required to pay a certain termination fee.

If the Asset Purchase Agreement is properly terminated in accordance with its terms, the Asset Purchase Agreement shall then become null and void and neither the Company nor the Buyer shall have any liability or obligation under the Asset Purchase Agreement except in the case of a proper termination by the Buyer due to the Company exercising its right to withhold, withdraw, amend or modify its approval of the Asset Purchase Agreement in connection with a third-party acquisition proposal.

Termination Fee

Under certain limited circumstances, the Company may owe a termination fee to the Buyer. Specifically, if the Company exercises its right to withhold, withdraw, amend or modify its approval of the Asset Purchase Agreement in connection with a third-party acquisition proposal, the Company will be required to pay to the Buyer a termination fee equal to (a) all amounts provided to the Company as deposits (including but not limited to an aggregate of $300,000 previously provided to the Company); plus (b) the sum of $3,000,000.

Expected Consummation of Asset Sale

We expect to consummate the Asset Sale as soon as practicable after all of the closing conditions in the Asset Purchase Agreement, including approval of the Asset Sale Proposal by our shareholders, have been satisfied or waived. Subject to the satisfaction or waiver of these conditions, we expect the Asset Sale to close on or before October 31, 2020. We expect the Asset Sale to close no later than seven (7) business days following the date on which all of the closing conditions in the Asset Purchase Agreement have been satisfied or waived. However, there can be no assurance that the Asset Sale will be consummated at all or, if consummated, when it will be consummated.

Use of Proceeds from the Asset Sale

If we complete the Asset Sale, we will cease our current operations and use the sale proceeds to (i) pay off our transaction costs and related expenses; (ii) make the Transaction Related payments; (iii) pay off all of our existing debt; and (iv) make other adequate provision for the discharge of the Company’s liabilities and obligations. It is anticipated that a significant portion of the remaining balance of the sale proceeds plus our cash on hand, after making adequate provision for the discharge of the Company’s liabilities and obligations, will be used to make a liquidating dividend payment to our shareholders.

We currently anticipate completing the liquidation and winding up of the Company as soon as practicable, which may take as long as 60 days after the closing of the Asset Sale; however, we plan to complete the final winding up, distribution, and liquidation sooner, if practicable. The final liquidating distribution to shareholders will not occur until shortly before the filing of the Certificate of Termination with the Texas Secretary of State.

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Fairness Opinion

We have engaged Commerce Street Investments (“Commerce Street”) to provide its opinion as to the fairness, from a financial point of view, of the consideration to be received by the Company pursuant to the Asset Purchase Agreement. On August 13, 2020 Commerce Street delivered an opinion to our Director that, subject to the limitations set forth in its opinion, the consideration to be received by the Company in connection with the Asset Purchase Agreement is fair to the Company from a financial point of view. That opinion is attached as ANNEX E of this proxy statement.

Dissenters’ Right of Appraisal

Under Subchapter H, Chapter 10 of the Texas Business Organizations Code (§§10.351 through 10.368), a copy of which is included as ANNEX C to this proxy statement (the “Dissenters’ Rights Statutes”), shareholders have dissenters’ and appraisal rights in connection with the approval of the Asset Sale. There are strict procedures for exercising these rights that if not met could result in the loss of these rights. Persons having beneficial interests in the Company’s common stock held of record in the name of another person, such as a broker or bank, must act promptly to cause the record holder to take the actions required under Texas law to exercise your dissenter’s rights. In order to dissent, you must carefully follow the requirements of the Dissenters’ Rights Statutes, including giving the required written notice of objection prior to the Special Meeting. These steps are summarized below under “Proposal #1: The Asset Sale Proposal — Dissenters’ Right of Appraisal.” If you intend to exercise dissenters’ rights, you should read the Dissenters’ Rights Statutes carefully and consult with your own legal counsel. You should also remember that if you return a signed proxy card but fail to provide instructions as to how your shares of Company stock are to be voted, you will be considered to have voted in favor of the Asset Sale and you will not be able to assert dissenters’ rights. Also, if you exercise dissenters’ rights, you may have taxable income that is different from the taxable income of other shareholders, so you should consult with your own tax advisor if you intend to dissent. See “Certain U.S. Federal Income Tax Considerations.” If the Asset Sale is approved by the shareholders of the Company, holders of Company common stock who make a written objection to the Asset Sale prior to the Special Meeting, vote against the approval of the Asset Sale, properly make a written demand for payment following notice of the Asset Sale and timely surrender their Company stock certificates will be entitled to receive the fair value of their shares determined through an appraisal in cash under the Dissenters’ Rights Statutes.

Anticipated Accounting Treatment

Following the consummation of the Asset Sale, we will record a gain on the sale equal to the difference between the aggregate consideration received and the Company’s book value of net assets sold.

Material U.S. Federal Income Tax Consequences of the Transaction

The Asset Sale will be treated as a taxable sale of assets by the Company and will give rise to net taxable gain recognition in various jurisdictions, including the United States. See “Certain U.S. Federal Income Tax Considerations” below.

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Transactions and Agreements Related to the Asset Purchase Agreement

Non-Competition Agreement

At the closing, the Company and David King will enter into five-year non-competition agreements with the Buyer that will prohibit reentry into the same market or the solicitation of clients of the Company and Buyer.

Severance and Bonus Payments

In connection with the consummation of the Asset Sale, the Company plans to make certain customary severance and certain bonus payments to its employees. The Company has currently budgeted a total of $3,665,000 for these payments.

Escrow Agreement

In connection with the escrow, the Company and the Buyer will enter into an escrow agreement with the escrow agent. A copy of the form of this escrow agreement that is expected to be entered into at the closing is included herein as ANNEX D.

Plan of Liquidation – Annex B

If the shareholders approve the Asset Sale and the Plan of Liquidation, then effective upon closing of the Asset Sale, the Plan of Liquidation will take effect. Pursuant to the Plan of Liquidation, the final liquidation and winding up of the Company will be completed as soon as practicable after the closing of the Asset Sale. Once the liquidation and winding up process, which includes the payment of all liabilities and the distribution of the Company’s remaining assets to its shareholders, is complete, the Company intends to file a Certificate of Termination with the Texas Secretary of State as its final corporate act.

Recommendation of our Director

After careful consideration, our Director recommends that you vote:

•	“FOR” the Asset Sale Proposal;
•	“FOR” the Name Change Proposal
•	“FOR” the Plan of Liquidation Proposal;
•	“FOR” the Advisory Vote to Approve the Transaction Related Compensation; and
•	“FOR” the Proposal to Adjourn or Postpone the Special Meeting.

Reasons for the Transaction

In making his determination to approve and to recommend the Asset Sale for approval by the Company’s shareholders, our Director consulted with the Company’s accounting and legal advisers and also considered a number of factors. To confirm his determination, our Director obtained a Fairness Opinion of Commerce Street, which indicates that the consideration to be paid to the Company in exchange for the Company’s assets being sold under the Asset Purchase Agreement is fair to the Company, from a financial point of view.

The Director believes the Asset Sale to be in the best interests of and fair to the Company and its shareholders. As described in greater detail in the section of this proxy statement titled “Proposal #1: The Asset Sale Proposal,” our Director considered a number of factors in arriving at this conclusion. After

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taking into account all of the material factors relating to the Asset Purchase Agreement and the related transactions, our Director determined that the Asset Sale Proposal is advisable and in the best interests of the Company and our shareholders and recommends our shareholders approve the Asset Sale.

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THE SPECIAL MEETING

Meeting, Place and Time

The Director is soliciting proxies in the accompanying form to be used at the Special Meeting to be held at the offices of Water Now, Inc., at 5000 South Freeway, Suite 110, Fort Worth, Texas 76115, on September 30, 2020 at 10:00 a.m. Central Time, or at any adjournment or postponement thereof.

Purposes of the Meeting

The purpose of the Special Meeting is for our shareholders to consider and vote upon the following: (1) a proposal (the “Asset Sale Proposal”) to approve the sale of substantially all of the operating assets of the Company, as contemplated in the Asset Purchase Agreement (the “Asset Purchase Agreement”) executed July 31, 2020 by and among the Company, HydraSpin USA, Inc., a wholly owned subsidiary of the Company (“HydraSpin”), RigMax, LLC (the “Parent”), and RigMax H2O, LLC, a wholly owned subsidiary of the Parent (the “Buyer”) (the “Asset Sale”); (2) the changing of the names of the Company to WTNW, Inc., or such other name approved by the Director, following, and conditioned upon, closing the Asset Sale (the “Name Change Proposal”); (3) a proposal (the “Plan of Liquidation Proposal”) to approve the winding up and liquidation of the Company following, and conditioned upon, closing the Asset Sale pursuant to the Plan of Liquidation; (4) a non-binding advisory vote (the “Advisory Vote on Transaction Related Compensation”) approving certain compensation payable as a result of the Asset Sale, as described in the accompanying proxy statement; (5) a proposal (the “Proposal to Adjourn or Postpone the Special Meeting”) to adjourn or postpone the Special Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of Asset Sale Proposal, if there are insufficient votes to approve the Asset Sale Proposal; and (6) to transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Record Date and Shares Entitled to Vote

The Company fixed the close of business on August 14, 2020, as the record date (the “Record Date”) for the determination of holders of outstanding shares of the Company common stock entitled to notice of and to vote on all matters presented at the Special Meeting. On the Record Date, there were 77,746,368 outstanding shares of the Company’s common stock, with each share being entitled to one vote on each matter to be voted upon. Shareholders may vote in person or by proxy.

Proxy Solicitation

In addition to the solicitation of proxies by the Director through use of the mails and online, proxies may also be solicited by the Company and its directors, officers, and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians, and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the Special Meeting and of soliciting proxies therefor, including the cost of printing and mailing this proxy statement and related materials.

Any questions or requests for assistance regarding the Company proxies and related materials may be directed in writing to David King, Chief Executive Officer, Water Now, Inc. at 5000 South Freeway, Suite 110, Fort Worth, Texas 76115, or by calling (817) 900-9184.

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Quorum and Votes Required

The presence, in person, online, or by proxy duly authorized, of the holders of a majority of the outstanding shares of the Company’s common stock on the Record Date shall constitute a quorum for the transaction of business at the Special Meeting. Holders of shares of the Company’s common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Special Meeting.

The Asset Sale Proposal: The Asset Sale Proposal must be approved by the affirmative vote of shareholders holding a majority of the Company’s issued and outstanding shares of common stock. If you abstain from voting, either in person or by proxy, or you do not instruct your broker or other nominee how to vote your shares, the resulting abstention or broker non-vote will have the same effect as a vote against the Asset Sale Proposal.

The Plan of Liquidation Proposal: The Plan of Liquidation must be approved by the affirmative vote of shareholders holding a majority of the Company’s issued and outstanding shares of common stock. If you abstain from voting, either in person or by proxy, or you do not instruct your broker or other nominee how to vote your shares, the resulting abstention or broker non-vote will have the same effect as a vote against the Plan of Liquidation Proposal.

The Name Change Proposal: The changing of the name of Water Now must be approved by the affirmative vote of shareholders holding a majority of the Company’s issued and outstanding shares of common stock. If you abstain from voting, either in person or by proxy, or you do not instruct your broker or other nominee how to vote your shares, the resulting abstention or broker non-vote will have the same effect as a vote against the Name Change Proposal.

The Advisory Vote on Transaction Related Compensation: Although the Advisory Vote on Transaction Related Compensation is made on an advisory basis, it will be approved if the number of shares voted in favor of the proposal is greater than the number of shares voted against the proposal. Abstentions and broker non-votes are not counted as votes cast for purposes of the Advisory Vote on Transaction Related Compensation. If you abstain from voting on the Advisory Vote on Transaction Related Compensation, either in person or by proxy, or you do not instruct your broker or other nominee how to vote your shares, the resulting abstention or broker non-vote will have no effect on the approval of this proposal.

The Proposal to Adjourn or Postpone the Special Meeting: If a quorum is present at the Special Meeting, the Proposal to Adjourn or Postpone the Special Meeting will be approved if it is approved by the affirmative vote of a majority of the shares entitled to vote that cast votes, in person or by proxy, “For” or “Against” the Proposal to Adjourn or Postpone the Special Meeting. Abstentions are not counted as votes cast for purposes of the Proposal to Adjourn or Postpone the Special Meeting. If you abstain from voting on the Proposal to Adjourn or Postpone the Special Meeting, either in person or by proxy, or you do not instruct your broker or other nominee how to vote your shares, the resulting abstention or broker non-vote will have no effect on the approval of this proposal.

Voting of Proxies

Your proxy card will appoint David King and Jodi Cramer as proxy holders, or your representatives, to vote your shares as you indicate. They will have full power of substitution and may act alone as proxy holders to vote all of the shares of shareholders who return signed proxy cards. All proxies will be voted by the proxy holders in accordance with the instructions of the shareholder unless revoked as

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described below. If no choice is specified, the proxies will be voted FOR the approval of the Asset Sale Proposal, FOR the approval of the Name Change Proposal, FOR the approval of the Plan of Liquidation Proposal, FOR the approval of the non-binding Advisory Vote on Transaction Related Compensation, and FOR the approval of the Proposal to Adjourn or Postpone the Special Meeting set forth in the accompanying Notice of Meeting and on the proxy card. Management is not aware of any other matters to be presented for action at the Special Meeting.

Pursuant to applicable Texas law, abstentions are counted as present for purposes of determining the presence of a quorum. Because the affirmative vote of holders of a majority of shares of common stock outstanding is required to approve the Asset Sale Proposal, the Name Change Proposal, and the Plan of Liquidation Proposal, abstentions will have the same effect as a vote “against” those proposals. However, because the affirmative vote of holders of a majority of the shares entitled to vote that cast votes, in person or by proxy, “For” or “Against” the Advisory Vote on Transaction Related Payments and Proposal to Adjourn or Postpone the Special Meeting, an express abstention regarding the Advisory Vote on Transaction Related Payments and the Proposal to Adjourn or Postpone the Special Meeting will have no effect on the approval of those proposals.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters, but not on non-routine matters. In the case of non-routine matters, brokers may not vote shares held in “street name” for which they have not received voting instructions from the beneficial owner (“Broker Non-Votes”), whereas they may vote those shares in their discretion in the case of any routine matter. As provided in our bylaws, abstentions and Broker Non-Votes are treated as present for purposes of determining whether a quorum is present at the Special Meeting.  The Asset Sale Proposal, the Name Change Proposal and the Plan of Liquidation Proposal require the affirmative vote of holders of a majority of our issued and outstanding shares of common stock, so abstentions and Broker Non-Votes will have the effect of a vote “against” those proposals.  The Advisory Vote on Transaction Related Compensation and the Proposal to Adjourn or Postpone the Special Meeting require the affirmative vote of holders of a majority of the shares entitled to vote on, and who voted for or against those matters.  Our bylaws provide that abstentions and Broker Non-Votes are not counted as voted either for or against a matter, so they will have no effect on those proposals. Therefore, it is important that you complete and return your proxy early so that your vote may be recorded.

Revocability of Proxies

Execution of a proxy by a shareholder will not affect such shareholder’s right to attend the Special Meeting and to vote in person. A shareholder who completes and returns the proxy that accompanies this proxy statement may revoke that proxy at any time before the closing of the polls at the Special Meeting. A shareholder may revoke a proxy by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of the Company at the Company’s main office address at any time before the Special Meeting. Shareholders may also revoke proxies by delivering a duly executed proxy bearing a later date to the inspector of election at the Special Meeting before the close of voting, or by attending the Special Meeting and voting in person. Representatives of Securities Transfer Corporation, the transfer agent and registrar for Company’s common stock, will act as the inspectors of election at the meeting. You may attend the Special Meeting even though you have executed a proxy, but your presence at the Special Meeting will not automatically revoke your proxy.

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BUSINESS OF WATER NOW, INC.

The Company was incorporated in Texas on February 10, 2016 to develop and commercialize a gas/diesel or electric powered, portable device that processes and purifies contaminated water. We have two principal business lines: water purification products and oil recovery systems. We have also developed a flameless heating technology that allows us to manufacture an electronically powered portable heating platform. Our corporate headquarters are located in Fort Worth, Texas.

We currently offer three water purification products: the Aqua 125, the Aqua 1000, and an upgraded Aqua 1000 designed for disaster relief, military and agricultural applications. The Aqua 125 model is available in both gas and electric versions and is capable of purifying fresh water that is contaminated primarily with partially dissolved solid material, microorganisms and other pathogens that can be dangerous to humans. The Aqua 125 model has the capacity to purify up to 80 gallons of water per day. The Aqua 1000 model adds the ability to desalinate salt water, with a capacity of up to 800 gallons per day. The disaster relief configuration, which consists of an upgraded Aqua 1000 unit complemented with a reservoir mounted on a trailer, is also capable of purifying up to 800 gallons of water per day.

We developed a flameless heating technology that allows us to manufacture an electronically powered portable heating platform. The platform uses no combustion or electronic heating elements. By avoiding traditional heating elements, the product is ideal for facilities that generate vapors or dust, such as paint and body shops, furniture manufacturers, fuel depots and grain elevators. Our technology is anticipated to allow for the efficient heating of large spaces such as warehouses and garages. We anticipate introducing our initial product offering in August 2020.

We assemble our Aqua 125 and Aqua 1000 units at our facility in Fort Worth, Texas. Components are purchased from third-party suppliers and delivered to us for assembly. We do not depend on any single source for materials used in the production of our water purification products. As currently designed, the components of our Aqua units are available from various sources.

Our distribution strategy is to make our products available through direct sales and distributors. Our current focus is on selling our products to governmental and non-governmental organizations both domestically and internationally. Our products are currently sold in seven countries through our distributor network. We currently have exclusive distributor relationships for the Philippines and South Africa. In fiscal 2019, we sold approximately one hundred Aqua 125 and eight Aqua 1000 models.

On October 23, 2018, the Company formed HydraSpin USA, Inc., a Texas corporation (“HydraSpin”), as a wholly owned subsidiary. HydraSpin is engaged in the installation and operation of oil recovery systems deployed at saltwater disposal wells associated with the oil industry. The utilized technology developed by African Horizon Technologies (Pty) Ltd (“AHT”) allows for the separation of residual oil from water contained in the disposal sites so as to minimize environmental contamination from the fluids containing oil.

On October 31, 2018, the Company entered into an Exclusive Sales Distribution Agreement (the “AHT Agreement”) with AHT whereby the Company serves as AHT’s exclusive distributor of the Hydraspin Hydro Cyclone technology in the United States of America. Pricing is established in accordance with the AHT Agreement.

The Company, through HydraSpin, contracts with owners of saltwater injection wells to reclaim oil using systems manufactured by AHT but owned and operated by HydraSpin. We derive revenue from sharing the proceeds of the oil recovered and sold with the owner of the applicable disposal location, typically on a 50/50 basis.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, that are subject to the safe harbor created thereby. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “may,” “will,” and “should,” among others, generally identify forward-looking statements.

Actual results could differ materially from those contained in the forward-looking statements. Factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: economic crises; terrorism; disruptions resulting from severe weather or other Acts of God; COVID-19 and related uncertainties and volatilities; uncertainties surrounding the Asset Sale, including the uncertainty as to the timing of the closing and whether our shareholders will approve the Asset Sale, the possibility that competing offers for the business to be sold will be made, the possibility that various closing conditions for the Asset Sale may not be satisfied or waived, and the possibility that the Company or the Buyer could terminate the Asset Purchase Agreement; and uncertainties surrounding the Plan of Liquidation, including potential negative tax treatment if the Liquidation is not approved, the timing of distributions to shareholders, and the necessary contingency reserves.

These and additional factors to be considered are set forth under the section entitled “Risk Factors” of this proxy statement.

Other unknown or unpredictable factors that could also adversely affect our business, financial condition and results of operations may arise from time to time. In light of these risks and uncertainties, the forward-looking statements discussed in this proxy statement may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of our management as of the date of this proxy statement. Except as required by applicable law, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

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RISK FACTORS

In addition to the other information contained in this proxy statement, you should carefully consider the following risk factors relating to the Asset Sale and the Plan of Liquidation.

While the Asset Sale is pending, it creates uncertainty about our future, which could materially and adversely affect our business, financial condition and results of operations.

While the Asset Sale is pending, it creates uncertainty about our future. Therefore, our current or potential business partners may decide to delay, defer or cancel entering into new business arrangements with us pending consummation of the Asset Sale or termination of the Asset Purchase Agreement. In addition, while the Asset Sale is pending, we are subject to a number of risks, including:

•	the diversion of management and employee attention from our day-to-day business, and the potential disruption to business partners and other service providers;

•	the loss of employees who may depart due to their concern about losing their jobs following the Asset Sale or a shift in loyalty of employees of the businesses to be sold who see the Buyer as their de facto employer even before the consummation of the Asset Sale; and

•	our inability to respond effectively to competitive pressures, industry developments and future opportunities.

The occurrence of any of these events individually or in combination could materially and adversely affect our business, financial condition and results of operations. We have also incurred substantial transaction costs in connection with the Asset Sale, and we will continue to do so until the consummation of the Asset Sale.

The Asset Purchase Agreement limits our ability to pursue alternatives to the Asset Sale.

The Asset Purchase Agreement contains provisions that make it substantially more difficult for us to sell the Company’s assets to a party other than the Buyer. Specifically, we agreed not to, directly or indirectly, solicit, initiate or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to any person (other than the Buyer) relating to an acquisition proposal; provided, however, that the Company does have the right to withhold, withdraw, amend or modify its approval of the Asset Purchase Agreement if (i) it receives a bona fide third-party, unsolicited written acquisition proposal that the Director reasonably concludes in good faith, after consultation with outside legal counsel, constitutes or would constitute a superior acquisition proposal, which if accepted, is reasonably likely to be consummated (taking into account all legal, financial and regulatory aspects of the proposal, the likelihood of the proposal being financed and the person making the proposal), and would, if consummated, result in a transaction more favorable to the Company’s shareholders from a financial point of view than the transactions contemplated by the Asset Purchase Agreement. These provisions, in addition to the requirement that we pay a termination fee equal to (a) all amounts provided to the Company as deposits (including but not limited to the deposit provided for on execution of the letter of intent and the additional sum of $50,000 provided on July 29, 2020), plus (b) the sum of $3,000,000 to the Buyer in connection with terminating the Asset Purchase Agreement to pursue another acquisition proposal, could discourage a third-party that might have an interest in acquiring the Company or its assets from considering or proposing such an acquisition, even if that party was prepared to pay consideration with a higher value than the purchase price to be paid by the Buyer.

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We may not receive all third-party consents required in order for us to consummate the Asset Sale.

The Asset Sale cannot be consummated until all closing conditions are met. These conditions include certain third-party consents required to effectively transfer ownership of the tangible and intangible property and assets of the Company. Until those consents are obtained, we cannot consummate the Asset Sale. We are in the process of obtaining the required consents. Although we expect to receive the required consents, no assurances can be made that the required consents will in fact be obtained or will not be significantly delayed or will not contain terms, conditions or restrictions that would be detrimental to us, the Buyer and our collective abilities to close the Asset Sale.

The failure to consummate the Asset Sale may materially and adversely affect our business, financial condition and results of operations.

The Buyer’s obligation to close the Asset Sale is subject to a number of conditions, including our shareholders’ approval of the Asset Sale Proposal and the receipt of the consents from third parties as discussed above. We cannot control some of these conditions and we cannot assure you that they will be satisfied or that the Buyer will waive any that are not satisfied. If the Asset Sale is not consummated, we may be subject to a number of risks, including the following:

•	we may not be able to identify an alternate transaction, or if an alternate transaction is identified, such alternate transaction may not result in an equivalent price to what is proposed in the Asset Sale;

•	the trading price of our common stock may decline to the extent that the then-current market price reflects a market assumption that the Asset Sale will be consummated; and

•	our relationships with our customers, suppliers and employees may be damaged beyond repair and our business may be harmed.

The occurrence of any of these events individually or in combination could materially and adversely affect our business, financial condition and results of operations, which could cause the market value of our common stock to decline.

The failure to consummate the Asset Sale by the prescribed deadline will likely result in the Asset Sale being abandoned.

Either the Buyer or the Company may terminate the Asset Purchase Agreement without penalty if (i) our shareholders do not approve the Asset Sale by October 31, 2020 or (ii) if the Asset Sale is otherwise not completed by October 31, 2020 (unless such deadline is missed due to a willful breach by the party seeking termination of the conditions or the consummation of the transactions contemplated by the Asset Purchase Agreement). In the event that the Asset Sale is abandoned, the potential adverse effects from failing to consummate the Asset Sale discussed above may be implicated.

Our executive officers and directors may have interests in the Asset Sale other than, or in addition to, the interests of our shareholders generally.

David King, our sole director and executive officer, has interests in the Asset Sale that are different from, or are in addition to, the interests of our shareholders generally, including as discussed under “Interests of Certain Parties in the Matters to be Acted Upon” below. Mr. King considered them, among other matters, in approving the Asset Purchase Agreement.

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We will no longer be an operating company following the closing of the Asset Sale.

After the Asset Sale, we will no longer have any operating assets, other than cash. We will use a portion of our cash to satisfy our liabilities and transactions costs. Of the remaining cash, it is anticipated that a significant portion will be distributed to the shareholders shortly after the closing of the Asset Sale in the form of a one-time cash distribution payment, which we currently estimate to be $0.125 per share of common stock (calculated on a fully-diluted basis). We will retain a portion of our cash to fund our ongoing costs given that we will not be generating operating revenue and that we are not likely to reinvest our remaining cash in any investment securities that would yield a meaningful return. In considering how to vote on the Asset Sale Proposal, shareholders should not assume that they will receive any distributions from the Company other than the one-time cash distribution discussed above.

The amount of the cash payment that the shareholders will receive in connection with the Asset Sale and the subsequent Plan of Liquidation is not certain.

As stated elsewhere in this proxy statement, based on the Company’s current estimates of its transaction-related costs, other obligations to be paid, proceeds from future retained asset sales and the costs and expenses of winding up the Company, the Company currently estimates that, in one distribution, each holder of common stock will receive $0.125 per share in cash. However, because these estimated payment amounts are themselves based on the above described inherently uncertain assumptions and estimates, the Company can give no assurance that the final distribution amounts will not be less than the current estimates.

If our shareholders vote against the Plan of Liquidation Proposal, our business could be harmed and out shareholders could face adverse tax consequences.

As stated previously, following the Asset Sale, we will no longer have any operating assets. If we do not obtain shareholder approval of the Plan of Liquidation Proposal, we would have to continue the Company’s existence despite the sale of substantially all of our operating assets and our announced liquidation. Our shareholders could incur an increased shareholder-level tax liability in the event that property (including cash) distributed to shareholders is characterized as a dividend for tax purposes (see the section entitled “Certain U.S. Federal Income Tax Consequences of the Winding Up — Certain U.S. Federal Income Tax Consequences to Shareholders”).

If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each of our shareholders who receives liquidating distributions could be held liable for payment to our creditors of his or her pro rata share of amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such shareholder in the liquidation of the Company.

If the Plan of Liquidation is approved by our shareholders, we intend to file a Certificate of Termination with the Texas Secretary of State to terminate the Company following the completion of the liquidation thereof. Pursuant to the Texas Business Organizations Code, the Company will continue to exist for a minimum of three years after its termination becomes effective for the purposes of prosecuting or defending actions or proceedings brought by or against the Company, of permitting the survival of an existing claim by or against the Company, of holding title to and liquidating property that remained with the Company at the time of termination or property that is collected by the Company after termination, of applying or distributing property, or its proceeds, as provided in the Texas Business Organizations Code, and of settling affairs not completed before termination.

If a court holds at any time that we have failed to make adequate provision for our expenses and liabilities in the liquidation of the Company or if the amount ultimately required to be paid in respect of

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such liabilities exceeds the amount available from our contingency reserve, our creditors could seek an injunction against the making of distributions on the grounds that the amounts to be distributed are needed to provide for the payment of our expenses and liabilities. Any such action could delay or substantially diminish the amount of any cash distributions to our shareholders. If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, creditors could assert claims against each shareholder receiving a distribution for the payment of any shortfall, up to the amounts previously received by the shareholder in distributions from us. In such event, a shareholder could be required to return all distributions previously made to such shareholder pursuant to the Plan of Liquidation and could receive nothing from us under the Plan of Liquidation. Moreover, in the event a shareholder has paid taxes on amounts previously received by the shareholder, a repayment of all or a portion of such amount could result in a shareholder incurring a net tax cost if the shareholder’s repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. We cannot assure you that the contingency reserve established by us will be adequate to cover all expenses and liabilities.

The tax treatment of any liquidating distributions may vary from shareholder to shareholder, and the discussions in this proxy statement regarding such tax treatment are general in nature. You should consult your own tax advisor instead of relying on the discussions of tax treatment in this proxy statement for tax advice.

We have not requested a ruling from the Internal Revenue Service (“IRS”) with respect to the anticipated tax consequences of the liquidation of the Company, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of any liquidating distributions. If any of the anticipated tax consequences described in this proxy statement proves to be incorrect, the result could be increased taxation at the corporate and/or shareholder level, thus reducing the benefit to our shareholders and us from the liquidation and distributions. Tax considerations applicable to particular shareholders may vary with and be contingent upon the shareholder’s individual circumstances.

Shareholders may not be able to recognize a loss for federal income tax purposes until they receive a final distribution from us.

As a result of the liquidation of the Company, for federal income tax purposes, shareholders will recognize gain or loss equal to the difference between (a) the sum of the amount of cash distributed to them and the aggregate fair market value of any property distributed to them, and (b) their tax basis for their holdings in the Company. A shareholder’s tax basis in their holdings in the Company will depend upon various factors, including the shareholder’s cost and the amount and nature of any distributions received with respect thereto. Any loss generally will be recognized only when the final distribution from us has been received, and if the shareholder is still the owner of his, her, or its holdings in the Company.

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PROPOSAL #1: THE ASSET SALE PROPOSAL

The following information describes material aspects of the Asset Sale. It is not intended to be a complete description of all information relating to the Asset Sale and is qualified in its entirety by reference to more detailed information contained in the Annexes to this document, including the Asset Purchase Agreement. A copy of the Asset Purchase Agreement is included as ANNEX A and is incorporated herein by reference. You are urged to read the Annexes, including the Asset Purchase Agreement, in their entirety. We sometimes make reference to Water Now, Inc. and its subsidiary, HydraSpin USA, Inc., collectively in this proxy statement by using the terms “Water Now,” the “Company,” “we,” “our” or “us.”

Parties to the Transaction

Party	Referred to as:	Relationship
RigMax H2O, LLC RigMax, LLC	“Buyer” “Parent”

The Buyer is a wholly owned subsidiary of RigMax, LLC.

The Parent is engaged in the energy industry, with a focus on executing large-scale energy projects involving all stages of the oil and gas supply chain. The Parent also offers consulting services, focusing on engineering and operations throughout all levels of the oil and gas value chain. The Parent’s website is “www.rigmax.com.”

Water Now, Inc.	“Company”	The Company develops and commercializes gas/diesel and electric-powered, portable devices that process and purify contaminated water. The Company’s website is www.waternowinc.com.
HydraSpin USA, Inc.	“HydraSpin”	HydraSpin is a wholly owned subsidiary of the Company. HydraSpin is engaged in the installation and operation of oil recovery systems deployed at saltwater disposal wells associated with the oil industry.

The Company’s principal executive offices are located at 5000 South Freeway, Suite 110, Fort Worth, Texas, 76115 and the telephone number is (817) 900-9184.

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The Asset Sale

On July 31, 2020, we, the Buyer, and the parent entered into the Asset Purchase Agreement. Under the Asset Purchase Agreement the Company agreed to sell substantially all of the assets required for operating its business (the “Assets”) to the Buyer, and the Buyer agreed to assume certain of our liabilities, in exchange for a cash purchase price of $30,000,000, minus (a) the amount of deposits paid by Buyer in advance of the closing and (b) the amount of $1,000,000 set aside to cover Indemnifiable Costs, as defined in the Asset Purchase Agreement. The Asset Sale is expected to close on or before October 31, 2020, subject to the satisfaction of certain closing conditions, which includes obtaining our shareholders’ approval of the Asset Sale Proposal. We intend to distribute the net proceeds from the Asset Sale to our shareholders.

Background of the Transaction

Unsolicited Offer from Buyer

In early April 2020, Joe Page (“Page”), a Director of the Buyer, Truman L. Wright (“Wright”), a Director and Chief Executive Officer of the Buyer, and Tamara Barrett (“Barrett”), the Buyer’s counsel (Page, Wright, and Barrett are collectively referred to herein as the “Buyer Parties”), expressed to David King (“King”), the Company’s sole Director and Chief Executive Officer, an interest in the Buyer acquiring Water Now and HydraSpin (collectively, the “Company”). King and the Buyer Parties discussed the mutual benefits of an acquisition. The Buyer Parties requested operational and financial information concerning the Company.

On April 16, 2020, King contacted the Company’s counsel, to inform counsel of the proposal, evaluate the opportunity, discuss the acquisition process and assess next steps.

Initial Discussions with the Buyer; Due Diligence Process

On April 27, 2020, Wright, on behalf and in the name of the Buyer, executed a Non-Disclosure and Confidentiality Agreement entered into by and between Water Now, Inc. and RigMax LLC and circulated by the Company’s counsel.

On May 6, 2020, Company’s counsel circulated to the Buyer Parties a Non-Circumvention Agreement to be entered into by and between Water Now, Inc. and RigMax LLC.

On May 7, 2020, Page sent to King and Company’s counsel a due diligence request and checklist and reiterated the Buyer’s interest in acquiring the Company.

On May 8, 2020, Company’s counsel and Buyer Parties discussed the Non-Disclosure and Confidentiality Agreement and the Non-Circumvention Agreement. Wright, on behalf and in the name of the Buyer, executed the Non-Circumvention Agreement.

On May 11, 2020, King, Jodi Cramer (“Cramer”), an employee of the Company, and Company’s counsel spoke on a conference call and discussed the process of conducting and collecting due diligence. Company’s counsel created a data room for the collection and sharing of due diligence materials. King, on behalf of and in the name of the Company, executed the Non-Disclosure and Confidentiality Agreement and the Non-Circumvention Agreement. Company’s counsel delivered the fully executed copies of the Non-Disclosure and Confidentiality Agreement and the Non-Circumvention Agreement to the Buyer Parties.

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On May 13, 2020, Company’s counsel sent an email to the Buyer Parties requesting a working group call to discuss the structure, gating items and timing of the transaction. Cramer collected due diligence materials and populated the data room therewith.

On May 15, 2020, Company’s counsel spoke by phone, reviewed the contents of the data room and identified additional materials that need to be included in the due diligence and eventually delivered to the Buyer. King discussed the deal structure with the Buyer Parties.

On May 18, 2020, Company’s counsel and Cramer spoke by phone about the due diligence process. Company’s counsel and Cramer reviewed the due diligence request and checklist and cataloged the items requiring responsive materials and further information. In the week following May 18, 2020, the Company continued to upload materials to the data room in response to various due diligence requests from the Buyer.

On May 20 and 26, 2020, Page and Company’s counsel exchanged emails regarding the status of the data room, term sheet, and timeline for a working group call.

On June 1, 2020, Company’s counsel, King, Page, and Truman spoke by phone about the letter of intent.

On June 2, 2020, Buyer delivered to Company and Company’s counsel a confidential, non-binding letter of intent setting forth the terms and conditions of the proposed acquisition. The letter of intent was executed by Wright, on behalf and in the name of the Buyer. The letter of intent contained an offer to purchase the assets and substantially all of the business of the Company for an aggregate purchase price not to exceed thirty million dollars ($30,000,000).

On June 3 and 4, 2020, the Company invited the Buyer Parties to access and review the contents of the data room and shared an updated version of the due diligence request and checklist.

On June 9 and 12, 2020, the Company uploaded additional items to the data room and informed the Buyer Parties of the availability of additional due diligence materials.

On July 12, 2020, Buyer submitted to Company’s counsel a draft asset purchase agreement (“Asset Purchase Agreement”). This draft Asset Purchase Agreement contemplated a purchase price of $30,000,000 for the assets and substantially all of business of the Company.

On July 23, 2020, Company’s counsel submitted to Buyer a draft of the disclosure schedules.

Negotiation of the Asset Purchase Agreement and the Purchase Price

On July 17, 2020, Company’s counsel submitted the next draft of the Asset Purchase Agreement to the Buyer. This draft Asset Purchase Agreement contained revisions concerning the assumed liabilities, purchase price allocation, excluded assets, and other significant deal terms. The draft contained comments regarding outstanding issues with the terms of the Asset Purchase Agreement.

On July 22, 2020, the Company engaged the services of Commerce Street to issue a fairness opinion.

On July 25, 2020, Buyer submitted to Company’s counsel the next draft of the Asset Purchase Agreement. This draft Asset Purchase Agreement contained revisions concerning the indemnity and escrow limitations, in addition to other items. The draft contained comments regarding outstanding issues with the terms of the Asset Purchase Agreement.

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On July 28, 2020, Company’s counsel submitted the next draft of the Asset Purchase Agreement to the Buyer. This draft Asset Purchase Agreement contained revisions concerning This draft Asset Purchase Agreement contained revisions concerning the financial statements, exclusivity, and other items. The draft contained comments regarding outstanding issues with the terms of the Asset Purchase Agreement.

On July 29, 2020, a conference call among the Company, the Buyer, and their respective counsel was conducted to attempt to resolve a number of items within the Asset Purchase Agreement. Company representatives on the call were King and Company’s counsel. Buyer representatives on the call were Wright and Page.

On July 30, 2020, Buyer submitted to Company’s counsel the next draft of the Asset Purchase Agreement.

On July 31, 2020, a call between Buyer’s counsel and Company’s counsel was conducted to resolve the remaining minor outstanding issues with the Asset Purchase Agreement. Buyer’s counsel delivered a revised draft of the Asset Purchase Agreement to Company’s counsel that purported to reflect the resolution of issues.

On July 31, 2020, the Company and the Buyer executed the Asset Purchase Agreement.

On August 3, 2020, the Company announced the transaction to the public, via a press release.

Transactions and Agreements Related to the Asset Purchase Agreement

Retention Escrow

At closing, $1,000,000 of the Purchase Price will be deposited into the Retention Escrow Account from which Indemnifiable Costs, if any, will be paid. The Retention Escrow Account will be the sole source of recovery for any Indemnifiable Costs. The deadline for making a claim is one year after the closing date (the “Escrow Claim Deadline”). If no indemnity claims are made by the Escrow Claim Deadline or if claims are made and resolved by the Escrow Claim Deadline, David King will receive the amount on deposit in the Retention Escrow Account as part of his Transaction Related Compensation. In connection with the Retention Escrow Account, the Company, Mr. King and the Buyer will enter into an escrow agreement with the escrow agent. A copy of the form of this escrow agreement is included herein as ANNEX D.

Severance and Bonus Payments

In connection with the consummation of the Asset Sale, the Company plans to make certain customary severance and certain bonus payments to both its sole executive officer and to its employees who do not transfer to the Buyer. The Company has currently budgeted a total of $3,665,000 for these payments. For further information see “Proposal #1: The Asset Sale Proposal — Interests of Certain Parties in the Matters to be Acted Upon.”

At the closing, the Company and David King will enter into five-year non-competition agreements with the Buyer that will prohibit reentry into the same market or the solicitation of clients of the Company and Buyer.

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Third-Party Approvals

The Asset Sale may be contingent on obtaining certain third-party consents required to effectively transfer ownership of the tangible and intangible property and assets of the Company. We and the Buyer have agreed to work together to obtain these consents.

Fairness of the Asset Sale

The Company engaged Commerce Street Investments (“Commerce Street”) to render an opinion as to the fairness, from a financial point of view, of the consideration of $30,000,000 in cash to be received by the Company pursuant to the Asset Purchase Agreement. Commerce Street delivered an opinion to the Director on August 13, 2020, to the effect that, as of that date and based on and subject to the assumptions made, procedures followed, factors considered and limitations on the review undertaken by Commerce Street as described in Commerce Street’s opinion, the consideration of $30,000,000 in cash to be received by the Company pursuant to the Asset Purchase Agreement was fair to the Company from a financial point of view.

The full text of the written opinion of Commerce Street, dated August 13, 2020, which sets forth the assumptions made, procedures followed, factors considered and limitations on the review undertaken by Commerce Street in rendering its opinion, is attached as ANNEX E to this Proxy Statement and is incorporated herein by reference in its entirety. The Company encourages its shareholders to read the opinion carefully and in its entirety. Commerce Street’s opinion was limited to the fairness to the Company, from a financial point of view, of the consideration of $30,000,000 in cash to be received by the Company pursuant to the Asset Purchase Agreement. Commerce Street assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of its opinion. Commerce Street’s opinion was addressed to the Director and does not constitute a recommendation to any shareholder as to how such holder should vote with respect to the Asset Sale Proposal or any other matter. The summary of Commerce Street’s opinion set forth in this Proxy Statement is qualified by reference to the full text of the opinion, which is attached as ANNEX E to this proxy statement.

Consideration Related to the Fairness Opinion and Commerce Street’s Services

The Company was advised by legal counsel in connection with evaluating only the legal aspects of the Asset Purchase Agreement. The Director considered the following factors in determining that the Asset Sale is fair and in the best interests of the Company and its shareholders: (i) the Asset Purchase Agreement; (ii) the Company’s business and financial information; (iv) the publicly available financial terms of certain transactions involving public and private companies that the Company deemed relevant; (v) the financial and operating performance of the Company with publicly available financial and operating information concerning certain other public companies that the Company deemed relevant; and (vi) the Fairness Opinion prepared by Commerce Street.

On July 22, 2020, Commerce Street entered into an engagement with the Company whereby it agreed to conduct a valuation of the Company and create the Fairness Opinion. The scope of Commerce Street’s engagement included: (i) reviewing and analyzing the Company’s financial information; and (ii) rendering an opinion regarding the fairness of a proposed transaction. Commerce Street received a $25,000 fee for its services related to the preparation of the Fairness Opinion and the evaluation of the financial information. The payment of the fee related to the Fairness Opinion has been invoiced by Commerce Street, and payment of this amount by the Company is not contingent upon the closing of the Asset Sale.

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 The Company and Buyer determined the amount of consideration to be paid by Buyer for the Asset Sale. Commerce Street did not recommend the amount of consideration to be paid or received by the Company. Other than the above, there has not existed any material relationship between the Company or its affiliates and Commerce Street or Commerce Street’s affiliates and/or unaffiliated representatives, nor is any material relationship mutually understood to be contemplated.

Opinion of Commerce Street

On August 13, 2020, Commerce Street rendered its written opinion addressed to the Director as to the fairness, from a financial point of view, to the Company of the consideration of $30,000,000 in cash to be received by the Company pursuant to the Asset Sale.

The final value to the Company’s shareholders will be dependent upon (i) the amount of cash on hand at the time of closing; (ii) debt and other obligation amounts to be repaid at or before the time of closing; (iii) employee severance, retention, and other expenses related to the wind-down of the Company; (iv) Asset Sale fees and expenses, and (v) management’s ability to manage the wind-down of Company operations.

Commerce Street’s opinion only addresses the fairness to the Company, from a financial point of view, of the consideration to be received by the Company in the Asset Sale and does not address any other aspect or implication of the Asset Sale or any agreement, arrangement or understanding entered in connection therewith or otherwise.

In addition, Commerce Street’s opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Director, the Company, its shareholders, or any other party to proceed with or effect the Asset Sale; (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Asset Sale or otherwise (other than the consideration to the extent expressly specified herein); (iii) the fairness of any portion or aspect of the Asset Sale to the shareholders, creditors or other affiliates of the Company, or to any other party, except as expressly set forth herein; (iv) whether or not the Company, its shareholders or any other party is receiving or paying reasonably equivalent value in the Asset Sale; (v) the solvency or creditworthiness of the Company or any other participant in the Asset Sale, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters; or (vi) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Asset Sale, any class of such persons or any other party, relative to the consideration or otherwise.

The summary of Commerce Street’s opinion in this Proxy Statement is qualified in its entirety by reference to the full text of Commerce Street’s written opinion, which is included as ANNEX E to this Proxy Statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Commerce Street in preparing its opinion. However, neither Commerce Street’s written opinion nor the summary of its opinion and the related analyses set forth in this Proxy Statement are intended to be, and they do not constitute, advice or a recommendation to the Director, the Company, its shareholders, or any other party as to whether to or how to act or vote on any matter relating to the Asset Sale.

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In arriving at its opinion, Commerce Street, among other things:

•	reviewed a draft of the Asset Purchase Agreement;
•	reviewed certain publicly available business and financial information relating to the Company that it deemed relevant with respect to the financial performance of the Company;
•	reviewed certain internal financial projections of the Company with respect to the future financial performance of the Company, of which none were available;
•	discussed with the Director and certain of the Company’s representatives and advisors the business, operations, financial conditions and prospects of the Company, the Asset Sale and related matters;
•	reviewed the current and historical market prices and trading volumes of the common stock of the Company; and
•	conducted such other financial studies, analyses and inquiries and considered such other information and factors as Commerce Street deemed appropriate.

In connection with its review, Commerce Street assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. With respect to the financial statements that Commerce Street reviewed, Commerce Street has assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the financial condition of the Company. Commerce Street relied upon and assumed, without independent verification thereof, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the date of the most recent financial statements provided to Commerce Street that would be material to its analyses.

Commerce Street’s opinion is necessarily based on economic, monetary, market and other conditions, and the information available to Commerce Street, as of the date of its opinion. It should be understood that subsequent developments may affect Commerce Street’s opinion. Commerce Street did not express any opinion as to the price at which shares of common stock may trade at any time subsequent to the announcement of the Asset Sale.

In rendering its opinion, Commerce Street has assumed that the Asset Sale will be consummated on the terms described in the Agreement, without any waiver or modification of any material terms or conditions that would be meaningful to Commerce Street’s analysis. Commerce Street also assumed that obtaining the necessary third-party approvals and consents for the Asset Sale will not have an adverse effect on the Company or on Commerce Street’s analysis in any meaningful way.

Commerce Street did not conduct any physical inspection, independent valuation or appraisal of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other party, and Commerce Street has not been furnished with such valuation or appraisal. Commerce Street did not express any opinion as to any legal, regulatory, tax, accounting, actuarial or other similar specialist matters.

Commerce Street’s opinion was furnished for the use and benefit of the Director (solely in his capacity as such) in connection with his consideration of the Asset Sale and was not intended to be used for any other purpose. Commerce Street’s opinion should not be construed as creating any fiduciary duty on Commerce Street’s part to any party. Commerce Street’s opinion was not intended to be, and did not constitute, advice or a recommendation to the Director, the Company, its shareholders or any other party as to whether to or how to act or vote on any matter relating to the Asset Sale.

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In preparing its opinion, Commerce Street performed a variety of analyses. The preparation of a Fairness Opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial and other analytic methods employed and the adaptation and application of those methods to the unique facts and circumstances presented. As a consequence, neither Commerce Street’s opinion nor the analyses underlying its opinion are readily susceptible to partial analysis or summary description. Commerce Street arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, analytic method or factor. Accordingly, Commerce Street believes that its analyses must be considered as a whole and that selecting portions of its analyses, analytic methods and factors, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

As set forth in ANNEX E, it is Commerce Street’s opinion that, on the date of its Fairness Opinion letter, the consideration to be paid to the Company in the Asset Sale is fair, from a financial point of view.

The opinion of the Director is that the Asset Sale and Asset Purchase Agreement are fair and in the best interests of the Company and the shareholders is necessarily based on economic, monetary, market and other conditions. Subsequent developments may affect the Board’s opinion.

In considering the fairness of the transaction, the Company assumed that the Asset Sale will be consummated on the terms described in the Asset Purchase Agreement, without any waiver or modification of any material terms or conditions that would be meaningful to the analysis. The Company also assumed that obtaining the necessary approvals and consents for the Asset Sale will not have an adverse effect on the analysis in any meaningful way.

Effects of the Asset Sale

If we complete the Asset Sale, we will cease our current business and will not engage in any other business activities other than selling our marketable retained assets and winding down and liquidating the Company. Assuming the Liquidation is approved by the shareholders at the Special Meeting, we will wind up the affairs of the Company and liquidate its assets in accordance with the Plan of Liquidation.

The following table sets forth management’s current expectations and estimate of the potential use of the proceeds from the Asset Sale. The three columns denoting time-frames in the table below demonstrate the allocation and use proceeds from the Asset Sale, as currently contemplated by management of the Company, over the delineated time periods in the process of winding down and liquidating the Company. These time periods assume a complete liquidation at three months. However, the time periods may be subject to change depending on the ability of management to wind down and liquidate the Company more quickly or more slowly than anticipated by management. The Company intends to complete the winding down and liquidation of the Company as quickly as is practicable, but the Company has not yet determined an expected completion date for the winding down and liquidation of the Company.

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Use of Proceeds from the Asset Sale
Description	At Closing	Within 3 Months of Closing	Total
Cash Retained for Wind Down	$0	$50,000	$50,000
Payoff of Accounts Payable and Accrued Liabilities	$350,000	N/A	$350,000
Payoff of Debt, Vendors and Revenue Sharing Agreements	$13,000,000	N/A	$13,000,000
Transaction Related Compensation	$3,665,000	N/A	$3,665,000
Transaction Expenses (Including Legal Fees)	$450,000	N/A	$450,000
Tax Obligations	$1,300,500	N/A	$1,300,500
Contingency
Anticipated Distribution of Remaining Cash to Shareholders	N/A	$9,884,500	$9,884,500
Anticipated Per Share Distribution		$0.125

Dissenters’ Right of Appraisal

General. If you hold one or more shares of Company common stock (“Company stock”), you are entitled to dissenters’ rights under Texas law and have the right to dissent from the Asset Sale and have the fair value of your shares of such Company stock determined through an appraisal paid to you in cash. The appraised fair value may be more or less than the value of the shares of Company stock and cash, if any, to be realized in connection with the Asset Sale and Plan of Liquidation. If you are contemplating exercising your right to dissent, we urge you to read carefully the provisions of Subchapter H, Chapter 10 of the Texas Business Organizations Code (§§10.351 through 10.368), a copy of which is included as ANNEX C to this proxy statement (the “Dissenters’ Rights Statutes”), and consult with your legal counsel before electing or attempting to exercise these rights. The following discussion describes the steps you must take if you want to exercise your right to dissent. You should read this summary and the full text of the law carefully.

How to Exercise and Perfect Your Right to Dissent. To be eligible to exercise your right to dissent to the Asset Sale:

•	you must, prior to the Special Meeting, provide the Company with a written notice of objection to the Asset Sale that states that you will exercise your right to dissent if the Asset Sale is completed and that provides an address to which the Company may send a notice of effectiveness if the Asset Sale is completed;

•	you must vote your shares of Company stock against the Asset Sale;

•	you must, not later than the 20th day after the Company sends you notice that the Asset Sale was completed, provide the Company with a written demand for payment that states the number of shares of Company stock you own, your estimate of the fair value of such stock and an address to which a notice relating to the dissent and appraisal procedures may be sent; and

•	you must, not later than the 20th day after the date on which you make written demand for payment, submit to the Company your certificates representing Company stock to which the demand relates for purposes of making a notation on the certificates that a demand for the payment of the fair value of your certificates representing Company stock has been made.
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If you intend to dissent from the Asset Sale, you must send your written objection to:

Water Now, Inc.

5000 South Freeway, Suite 110, Fort Worth, Texas 76115

Attention: President and Secretary

If you fail to vote your shares of Company stock at the Special Meeting against the approval of the Asset Sale Proposal, you will lose your right to dissent from the Asset Sale. You will instead receive the cash distributions described in the Plan of Liquidation. If you comply with the first two items above and the Asset Sale is completed, the Company will send you a written notice advising you that the Asset Sale has been completed. The Company must deliver this notice to you within ten days after the Asset Sale is completed.

Your Demand for Payment. If you wish to receive the fair value of your shares of Company stock in cash, you must, within 20 days of the date the notice that the Asset Sale was completed was delivered or mailed to you by the Company, send a written demand to the Company for payment of the fair value of your shares of Company stock. The fair value of your shares of Company stock will be the value of the shares on the day immediately preceding the Asset Sale, excluding any appreciation or depreciation in anticipation of, or as a result of, the Asset Sale. Your written demand and any notice addressed to the Company must be sent to:

Water Now, Inc.

5000 South Freeway, Suite 110, Fort Worth, Texas 76115

Attention: President and Secretary

Your written demand must state how many shares of Company stock you own and your estimate of the fair value of your shares of Company stock. If you fail to send this written demand to Company within 20 days of Company’s delivery or mailing of notice that the Asset Sale was completed, you will be bound by the Asset Sale and you will not be entitled to receive a cash payment representing the fair value of your shares of Company stock. Instead, you will instead receive the cash distributions pursuant to the Plan of Liquidation.

In addition, not later than the 20th day after the date on which you make written demand for payment, you must submit to the Company your certificates representing Company stock to which the demand relates for purposes of making a notation on the certificates that a demand for the payment of the fair value of your certificates representing Company stock has been made. If you fail to submit your certificates within the required period, it will have the effect of terminating, at the option of the Company, your right to dissent and appraisal unless a court, for good cause shown, directs otherwise.

The Company’s Actions Upon Receipt of Your Demand for Payment. Within 20 days after the Company receives your demand for payment and your estimate of the fair value of your shares of Company stock, the Company must send you written notice stating whether or not it accepts your estimate of the fair value of your shares.

If the Company accepts your estimate, the Company will notify you that it will pay the amount of your estimated fair value within 90 days of the Asset Sale being completed. The Company will make this payment to you only if you have surrendered the share certificates representing your shares of Company stock, duly endorsed for transfer, to the Company.

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If the Company does not accept your estimate, the Company will notify you of this fact and will make an offer of an alternative estimate of the fair value of your shares. If you elect to accept this offer, you must do so within 90 days of the Asset Sale being completed and the Company must make the payment within 120 days of the Asset Sale being completed.

Payment of the Fair Value of Your Shares of Company Stock Upon Agreement of an Estimate. If you and the Company have reached an agreement on the fair value of your shares of Company stock within 90 days after the Asset Sale is completed, the Company must pay you the agreed amount within 120 days after the Asset Sale is completed, but only if you have surrendered the share certificates representing your shares of Company stock, duly endorsed for transfer, to the Company.

Commencement of Legal Proceedings if a Demand for Payment Remains Unsettled. If you and the Company have not reached an agreement as to the fair market value of your shares of Company stock within 90 days after the Asset Sale is completed, you or the Company may, within 60 days after the expiration of the 90 day period, commence proceedings in Dallas County, Texas, asking the court to determine the fair value of your shares of Company stock. The court will determine if you have complied with the dissent provisions and if you have become entitled to a valuation of and payment for your shares of Company stock. The court will appoint one or more qualified persons to act as appraisers to determine the fair value of your shares. The appraisers will determine the fair value of your shares and will report this value to the court. The court will consider the report, and both you and the Company may address the court about the report. The court will determine the fair value of your shares and direct the Company to pay that amount, plus interest, which will begin to accrue 91 days after the Asset Sale is completed.

Rights as a Shareholder. If you have made a written demand on the Company for payment of the fair value of your shares of Company stock, you will not thereafter be entitled to vote or exercise any other rights as a shareholder except the right to receive payment for your shares as described herein and the right to maintain an appropriate action to obtain relief on the ground that the Asset Sale would be or was fraudulent. In the absence of fraud in the transaction, your right under the dissent provisions described herein is the exclusive remedy for the recovery of the value of your shares or money damages with respect to the Asset Sale.

Withdrawal of Demand. If you have made a written demand on the Company for payment of the fair value of your Company stock, you may withdraw such demand at any time before payment for your shares has been made or before a petition has been filed with a court for determination of the fair value of your shares. If you withdraw your demand or are otherwise unsuccessful in asserting your dissenters’ rights, you will be bound by the Asset Sale, your status as a shareholder will be restored and you will be entitled to receive the same cash, property, rights, and other consideration received by other holders of Company stock.

Income Tax Consequences. See “Certain U.S. Federal Income Tax Considerations” below for a discussion on how the federal income tax consequences of your action will change if you elect to dissent from the Asset Sale.

Interests of Certain Parties in the Matters to be Acted Upon

In considering the recommendation of the Director to vote to approve the Asset Sale Proposal, our shareholders should be aware that our Director and executive officer has financial interests in the consummation of the Asset Sale that may be in addition to, or different from, the interests of our shareholders generally. The Director was aware of and considered these potential interests, among other matters, in evaluating and negotiating the Asset Sale and Asset Purchase Agreement and in recommending

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to our shareholders that they approve the Asset Sale Proposal. Our shareholders should take these interests into account in deciding whether to vote “FOR” the Asset Sale Proposal. The following discussion describes the different contractual arrangements and other rights of our executive officers and directors in connection with the Asset Sale. For further discussion of the compensation and benefits that our named executive officers will receive as a result of the Asset Sale, please see the discussion under “Proposal #4: Advisory Vote on Transaction Related Compensation” below.

Severance and Bonus Payments

In connection with the consummation of the Asset Sale, the Company plans to make certain customary severance and certain bonus payments to its employees who do not transfer to the Buyer. In addition, the majority of the payment to Mr. King is in consideration of his willingness to execute a five-year non-competition agreement with the Buyer. The Company has currently budgeted a total of $3,665,000 for these payments to be paid to the following persons:

David King (Executive Officer of the Company)	$2,000,000
Eric Neil	$100,000
Jayson Weaver	$100,000
Jeffrey T. Olson	$575,000
Jodi Cramer	$100,000
John King	$25,000
Joshua King	$100,000
Nathan Bryant	$100,000
Paul King	$100,000
Terry Griffen	$465,000
Total	$3,665,000

Anticipated Accounting Treatment

Following the consummation of the Asset Sale, we will derecognize the sold assets from our consolidated balance sheet and will record a gain on the sale equal to the difference between the aggregate consideration received and the Company’s book value of net assets sold.

U.S. Federal Income Tax Consequences of the Asset Sale

See “Certain U.S. Federal Income Tax Considerations” below.

Expected Consummation of the Asset Sale

We expect to consummate the Asset Sale as soon as practicable after all of the closing conditions in the Asset Purchase Agreement, including approval of the Asset Sale Proposal by our shareholders, have been satisfied or waived. Subject to the satisfaction or waiver of these conditions, we expect the Asset Sale to close on or before October 31, 2020. However, there can be no assurance that the Asset Sale will be consummated at all or, if consummated, when it will be consummated.

Reasons and Recommendation

The Director has approved the Asset Sale and the terms and provisions of the Asset Purchase Agreement and recommends approval thereof by the Company’s shareholders. In making his determination

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to approve and to recommend the Asset Sale for approval by the Company’s shareholders, the Director reviewed the Fairness Opinion developed by Commerce Street and consulted with the Company’s accounting and legal advisers. The Director also considered a number of other factors.

The Director believes the Asset Sale to be in the best interests of, and fair to, the Company and its shareholders. In particular, the Director considered the following factors in making its determinations and recommendations:

•	To date, the Company has not found a viable strategic merger partner.
•	The Buyer demonstrated great interest in proceeding persistently to consummate the Asset Sale.
•	The Asset Sale represents a unique opportunity for all shareholders of the Company to realize the full value of their ownership stake in the Company in cash from the consummation of single transaction rather than waiting for the current illiquid, inefficient market in the Company’s stock to offer the same opportunity.
•	There is currently a lack of liquidity available to shareholders.
•	Our auditors issued a going concern opinion with respect to our financial statements as of and for the year ended December 31, 2019 due to the incurrence of significant operating losses, which raised substantial doubt about our ability to continue as a going concern.

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THE ASSET PURCHASE AGREEMENT

General

On July 31, 2020, we entered into the Asset Purchase Agreement with the Buyer and Parent, pursuant to which we have agreed, subject to specified terms and conditions, including approval of the Asset Sale Proposal by our shareholders at the Special Meeting, to sell to the Buyer substantially all of the Company’s operating assets and business. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Asset Purchase Agreement.

Assets Being Sold to the Buyer

All assets used in the operation of our business, except those assets being retained, as discussed below, will be sold to the Buyer at the closing of the Asset Sale.

Assets Being Retained by the Company

The following categories of Company assets will not be sold to the Buyer at the closing of the Asset Sale and will be retained by the Company: cash, cash equivalents, organizational documents, minute books, stock records, tax returns, books of account or other records having to do with the corporate organization of the Company, and permits that are not transferable.

Liabilities Being Assumed by the Buyer

The following categories of Company liabilities associated with the Company assets being sold to Buyer will be assumed by the Buyer at the closing of the Asset Sale: (i) all liabilities in respect of all contracts of the Company to be assigned to the Buyer at closing, but only to the extent that such liabilities thereunder are required to be performed after the closing date and do not relate to any failure to perform, improper performance, warranty or other breach, default or violation by the Company on or prior to the closing; and (ii) liabilities, including warranty liabilities, for products sold by the Company prior to the closing date.

Liabilities Being Retained by the Company

All Company liabilities that are not assumed by the Buyer at the closing of the Asset Sale will be retained by the Company.

Purchase Price

The consideration for the Asset Sale is $30,000,000, less (a) the amount of deposits paid by Buyer in advance of the closing and (b) the amount of $1,000,000 set aside to cover Indemnifiable Costs, as defined in the Asset Purchase Agreement.

Closing

We expect to close the Asset Sale on or before October 31, 2020. We cannot complete the Asset Sale until we satisfy a number of conditions, which include approval of the Asset Sale by our shareholders at the Special Meeting and certain third-party consents.

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Representations and Warranties Made by the Company

A number of what the Company believes are standard representations and warranties are made by the Company to the Buyer in the Asset Purchase Agreement. It is a condition to the Buyer’s obligation to complete the Asset Sale that these representations and warranties be true and correct in all respects at and as of the closing date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date, and except where the failure of such representations and warranties to be true and correct would not have a Material Adverse Effect, as defined in the Asset Purchase Agreement). In addition, in certain circumstances discussed elsewhere in this proxy statement, if the Buyer discovers a breach of these representations and warranties after the closing, such breach may give rise to an indemnification claim against the Company. Categories covered by the Company’s representations and warranties include, but are not limited to: corporate organization and authorization, contracts, consents required, financial statements, liabilities, litigation, tax matters, employee matters, and conflicts.

Conduct of Business Prior to Closing

In connection with the Asset Purchase Agreement, we have agreed to continue to through the closing date (i) operate our business in the ordinary course of business consistent with past practice; (ii) maintain and preserve intact our business and to preserve the rights, goodwill and employee and other business relationships; and (iii) promptly notify the Buyer in writing of any material adverse event affecting the Company, the receipt of any notice from a governmental authority or court concerning the Asset Sale, any legal actions commenced or threatened against the Company and the Company’s exercise of its right to withhold, withdraw, amend or modify its approval of the Asset Purchase Agreement in connection with a third-party acquisition proposal.

Access to Company Information

Through the closing date, (i) the Buyer will have access to the Company’s facilities, properties, assets, premises, books and records, contracts and other documents and data related to our business and (ii) the Company will furnish the Buyer with such financial, operating and other data and information related to our business as the Buyer may request.

Exclusivity

The Company has agreed not to directly or indirectly solicit, initiate or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person (other than Buyer) relating to any transaction involving the sale of the business or assets, or any merger, consolidation, business combination or similar transaction involving the Company; provided, however, that prior to the occurrence of the approval of the transactions contemplated hereby by the shareholders, the Company may withhold, withdraw, amend or modify its approval of the Asset Purchase Agreement if it receives a bona fide third-party, unsolicited written acquisition proposal that our Director reasonably concludes in good faith, after consultation with outside legal counsel, constitutes or would constitute a superior acquisition proposal, which if accepted, is reasonably likely to be consummated (taking into account all legal, financial and regulatory aspects of the proposal, the likelihood of the proposal being financed and the person making the proposal), and would, if consummated, result in a transaction more favorable to the Company’s shareholders from a financial point of view than the transactions contemplated by the Asset Purchase Agreement.

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Conditions to Closing — Buyer

The obligation of the Buyer to consummate the Asset Sale is subject to the satisfaction or waiver of a number of conditions on or prior to the closing. Such conditions include the approval of the Asset Sale by our shareholders at the Special Meeting and obtaining certain third-party consents. Additional closing conditions include, but are not limited to: the Company’s representations and warranties being true as of the closing date, the Company having performed its obligations under the Asset Purchase Agreement, there being no litigation prohibiting the consummation of the Asset Sale, the Company having delivered certain certificates and consents, the Company having delivered certain financial statements, and the Company having made certain additional closing deliveries.

Conditions to Closing — Company

The obligation of the Company to consummate the Asset Sale is subject to the satisfaction or waiver of a number of conditions on or prior to the closing. Such conditions include the approval of the Asset Sale by our shareholders at the Special Meeting. Additional closing conditions include, but are not limited to: the Buyer’s representations and warranties being true as of the closing date, the Buyer having performed its obligations under the Asset Purchase Agreement, there being no litigation prohibiting the consummation of the Asset Sale, the Buyer having delivered certain compliance certificates, the Company having transferred the escrow deposit into the Retention Escrow Account, the Company having transferred the remainder of the purchase price to the Company, and the Buyer having made certain additional closing deliveries.

Certain Additional Post-Closing Obligations

To the extent that the Asset Sale is consummated without the parties having received all consents to the assignment of Company contracts and certain other assets that are to be transferred to the Buyer, the Company will be required to (i) use its commercially reasonable best efforts to deliver such consents to the Buyer and to assist the Buyer in obtaining such consents and (ii) until such consents are obtained, will make the necessary arrangement, if permissible, to provide the Buyer the benefits of such contracts through subcontracting or otherwise.

Non-Competition Agreement

At the closing, the Company and David King will enter into five-year non-competition agreements with the Buyer that will prohibit reentry into the same market or the solicitation of clients of the Company and Buyer.

Post-Closing Indemnification

The Asset Purchase Agreement requires that, after the closing, the Company indemnify and hold the Buyer and its affiliates harmless from damages arising out of the following categories of claims: (i) a misrepresentation or breach of any representation or warranty given or made by the Company pursuant to the Asset Purchase Agreement; (ii) any nonfulfillment or breach of any obligation, covenant, or agreement on the part of the Company contained in the Asset Purchase Agreement; (iii) any Liability other than Assumed Liabilities, as defined in the Asset Purchase Agreement; and (iv) any Claims, as defined in the Asset Purchase Agreement, against Buyer by the shareholders, directors, officers and/or employees of the Company. All indemnification claims must be made prior to the 12-month anniversary of the closing date. In addition, all indemnification claims are subject to a $25,000 deductible and will be net of any insurance proceeds received with respect to such Claim or tax benefits to the extent actually received as a result of an

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indemnified claim, net of the costs of collection of such insurance proceeds or tax claim. The Retention Escrow Amount is the sole remedy available to the Buyer upon a successful claim for indemnification.

Employees

The Buyer currently plans to offer to employ certain specified employees of the Company following the closing. The Company shall be solely responsible for the costs of termination, if any, of any Company employees that are not offered positions by Buyer and those who do not accept positions with Buyer.

Termination of the Asset Purchase Agreement

Either the Company or the Buyer may terminate the Asset Purchase Agreement by their mutual written consent. The Asset Purchase Agreement may also be terminated: (i) by either Buyer or Company if there has been a breach on the part of the other party or parties, as applicable, in the representations and warranties or covenants set forth in the Asset Purchase Agreement, or if events have occurred which have made it impossible to satisfy a condition precedent to the terminating party’s obligations to consummate the transactions contemplated by the Asset Purchase Agreement, unless such terminating party’s willful breach of the Asset Purchase Agreement has caused the condition to be unsatisfied; (ii) by either the Company or the Buyer if the closing has not occurred on or prior to October 31, 2020 by reason of the failure of any condition precedent under Article II of the Asset Purchase Agreement, provided that neither the Buyer nor the Company will be entitled to terminate the Asset Purchase Agreement if such party’s willful breach of the Asset Purchase Agreement prevent satisfaction of the conditions or the consummation of the transactions contemplated by the Asset Purchase Agreement; or (iii) by the Company or the Buyer if shareholder approval is not obtained on or before October 31, 2020.

Further, the Company may terminate the Asset Purchase Agreement pursuant to the receipt of a bona fide third-party, unsolicited written acquisition proposal, as discussed above; provided, however, that if the Company exercises its right to withhold, withdraw, amend or modify its approval of the Asset Purchase Agreement in connection with a third-party acquisition proposal, the Company will be required to pay a certain termination fee.

If the Asset Purchase Agreement is properly terminated in accordance with its terms, the Asset Purchase Agreement shall then become null and void and neither the Company nor the Buyer shall have any liability or obligation under the Asset Purchase Agreement except in the case of a proper termination by the Buyer due to the Company exercising its right to withhold, withdraw, amend or modify its approval of the Asset Purchase Agreement in connection with a third-party acquisition proposal.

Termination Fee

Under certain limited circumstances, the Company may owe a termination fee to the Buyer. Specifically, if the Company exercises its right to withhold, withdraw, amend or modify its approval of the Asset Purchase Agreement in connection with a third-party acquisition proposal, the Company will be required to pay to the Buyer a termination fee equal to (a) all amounts provided to the Company as deposits (including but not limited to an aggregate of $300,000 previously provided to the Company); plus (b) the sum of $3,000,000.

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Survival of Representations and Warranties

The representations and warranties of the Company and the Buyer contained in the Asset Purchase Agreement shall survive for 12 months after the closing date; provided, however, that escrow is the sole source of recovery.

Governing Law; Venue Selection

The Asset Purchase Agreement is governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas. All disputes, claims and controversies arising in connection with the Asset Purchase Agreement or the transactions contemplated thereby must be settled finally by arbitration conducted in Houston, Texas, pursuant to the commercial rules of arbitration of the American Arbitration Association then in effect.

The Board recommends a vote “FOR” the Asset Sale Proposal.

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PROPOSAL #2: NAME CHANGE PROPOSAL

If approved, this proposal would permit us to file an amendment to the Certificate of Formation of the Company to change its name to WTNW, Inc., or such other name approved by the sole director of the Company, following, and conditioned upon, the closing of the Asset Sale. The Water Now name is deemed an asset and the right to this name is to be transferred to the Buyer as part of the Asset Sale. Upon transferring the right to this name, we will be required to change the name, in accordance with applicable law, to comply with the Asset Purchase Agreement, and to complete the Plan of Liquidation

This proposal is contingent upon the closing of the Asset Sale. If shareholders do not approve the Asset Sale, the Name Change Proposal will not be effective or implemented. Likewise, if the Asset Sale Proposal is approved by shareholders, but the Asset Sale does not close, the Name Change Proposal will not become effective or be implemented.

The Name Change Proposal must be approved by the affirmative vote of shareholders holding a majority of the Company’s issued and outstanding shares of common stock. If you abstain from voting, either in person or by proxy, or you do not instruct your broker or other nominee how to vote your shares, the resulting abstention or broker non-vote will have the same effect as a vote against the Name Change Proposal.

The Board recommends a vote “FOR” the Name Change Proposal.

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PROPOSAL #3: PLAN OF LIQUIDATION PROPOSAL

Reasons for the Liquidation Proposal

At the Special Meeting, we are asking our shareholders to consider and vote on a proposal to liquidate the Company (the “Liquidation”) pursuant to the Plan of Liquidation effective and conditioned upon the consummation of the Asset Sale. Once we have sold substantially all of our operating assets in connection with the Asset Sale and given the fact that we will enter into a noncompetition agreement covering post-closing periods, there is no reason for the Company to incur the additional expenses associated with maintaining its corporate existence. Further, by making the distribution of assets in connection with a liquidation, most of our shareholders will receive capital gains treatment on any gain from the liquidation as opposed to ordinary dividend treatment were we to make a distribution without dissolving. In light of this, our Director believes that it is in the best interests of the Company and its shareholders to liquidate and dissolve the Company following consummation of the Asset Sale, wind up and terminate the business of the Company, and distribute its remaining assets in accordance with the terms of the Plan of Liquidation.

Attached as ANNEX B to this proxy statement is the Plan of Liquidation. The material features of the Plan of Liquidation, and other information regarding the winding up of the Company, are summarized below. The following summary of the Plan of Liquidation is not a complete summary and is subject in all respects to the provisions of, and is qualified by reference to, the Plan of Liquidation. Shareholders are urged to read the Plan of Liquidation in its entirety.

The Board views the Asset Sale and the Plan of Liquidation as part of one transaction. The Liquidation and the Plan of Liquidation have been approved by our Director, subject to shareholder approval.

Summary of Plan of Liquidation

The Plan of Liquidation is conditioned on the consummation of the Asset Sale and obtaining approval of the Plan of Liquidation from shareholders that hold a majority of the Company’s issued and outstanding shares of common stock. Pursuant to the Plan of Liquidation, if the Liquidation is approved but (i) the Asset Sale is not authorized by our shareholders or (ii) the Asset Sale is not consummated, then the Plan of Liquidation will not be effective and the Liquidation will not occur. In that event, our Director, in discharging his fiduciary obligations to our shareholders, will evaluate other strategic alternatives that may be available, which alternatives may not be as favorable to our shareholders as the Asset Sale and the Liquidation together. This may include remaining an operating company, which may reduce amounts available to shareholders in the event of a later liquidation. Any future sale of substantially all of the assets of the Company, revocation of the Plan of Liquidation, or other transactions may be subject to further shareholder approval.

If our shareholders do not approve the Plan of Liquidation, we will still complete the Asset Sale if it is authorized by our shareholders and the other conditions to closing of the Asset Sale are satisfied or waived. In that case, we will have transferred all of our operating assets to the Buyer and expect to have no operations to generate revenue. We would likely continue to ask the shareholders to approve the Plan of Liquidation in a separate special meeting of shareholders called for that purpose. In any event, with no operating assets with which to generate revenues and no Plan of Liquidation approved, we would use the cash received from the Asset Sale, as well as our other cash, to pay off our indebtedness and pay ongoing operating expenses instead of having the potential to make distributions to our shareholders. We would have no material business or operations after the Asset Sale and will have retained only those employees

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required to maintain our corporate existence, satisfy our public company reporting obligations and wind down the Company. Our Director would have to evaluate our alternatives, including the possibility of investing the cash received from the Asset Sale in another operating business. These alternatives may not be as favorable to our shareholders as the Plan of Liquidation.

Overview of the Plan of Liquidation

The principal terms of the Plan of Liquidation provide for:

•	The voluntary liquidation of the Company and the winding up of its business and affairs in accordance with Texas law; and
•	The distribution to the Company’s shareholders of the Company’s remaining assets, if any.

The Plan of Liquidation provides for the Company to take such steps as the Director, in his absolute discretion, deems necessary, appropriate, or advisable in order to liquidate the Company’s operations, including the following:

•	the collection and sale of all or substantially off the Company’s non-cash assets, in one or more transactions, including the Asset Sale (subject to approval of the Asset Sale by the shareholders of the Company);
•	the payment of the Company’s outstanding liabilities and obligations, or, if the assets of the Company are not sufficient to discharge all of its liabilities and obligations, to apply the Company’s assets, to the extent possible, to the just and equitable discharge of such liabilities and obligations;
•	the making of any provisions as are reasonably likely to be sufficient to provide compensation for any claims against the Company;
•	the distribution of the Company’s assets to its shareholders;
•	the continuation of the Company’s business in whole or in part for the limited period necessary to avoid unreasonable loss of the Company’s property or business;
•	the prosecution or defense of any action against the Company; and
•	the cessation of the Company’s business activities and the withdrawal of the Company from any jurisdiction in which it is qualified to do business.

Cessation of Business Activities

If the shareholders approve the liquidation of the Company pursuant to the Plan of Liquidation and we close on the Asset Sale, we will cease to do business and will not engage in any business activities except for dealing with post-closing matters and for the purpose of liquidating our remaining assets, paying any debts and obligations, distributing the remaining assets to shareholders, and doing other acts required to liquidate and wind up our business and affairs. We will pay or make provision for payment of our known or reasonably ascertainable liabilities that have been incurred or are expected to be incurred prior to liquidation, and may establish a contingency reserve, to the extent deemed necessary by our Director in his absolute discretion. After that, we will distribute the remaining assets to our shareholders in proportion to their shareholder interest.

Distributions to Shareholders

Our Director will determine, in his sole discretion and in accordance with the Plan of Liquidation and applicable law, the timing of, the amount of, the kind of and the record dates for all distributions to be made to shareholders. Our Director may declare one or more cash distributions to our shareholders prior

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to the filing of the Certificate of Termination. However, while we have included estimates of the distribution payments that we currently expect to make under the Plan of Liquidation, our Director has not yet established a firm timetable for such distributions or fixed the amount of such distributions. No assurances can be made as to the ultimate amounts to be distributed or the timing of any distributions. We expect that our Director will, subject to uncertainties inherent in the winding up of our business, make a final liquidating distribution as promptly as practicable. However, no assurances can be given either as to the ultimate amounts available for such distribution, or as to the timing of such distribution.

Government Approvals

No U.S. federal or state regulatory requirements must be complied with or approvals obtained in connection with the liquidation of the Company, except for filing the Certificate of Termination and compliance with applicable (a) Texas law; (b) rules and regulations of the SEC; and (c) the Internal Revenue Code (the “Code”).

Deregistering the Company

If the Company’s shareholders approve the Asset Sale and Plan of Liquidation, the Company plans to take all necessary steps, as soon as is practicable, to deregister its shares of common stock under and suspend its periodic reporting obligations under the Exchange Act in connection with the Liquidation and as and when permitted under the SEC’s regulations and by other applicable law and regulations.

Expenses

In addition, in connection with and for the purpose of implementing and assuring completion of the Plan of Liquidation, the Company may, in the absolute discretion of the Director, pay any brokerage, agency, legal and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of the Plan of Liquidation.

Indemnification

The Plan of Liquidation requires the Company to continue to indemnify its officers, directors, employees, and agents in accordance with its certificate of incorporation, bylaws, and any contractual arrangements for actions taken in connection with the Plan of Liquidation and the winding up of the affairs of the Company. The Director, in his sole and absolute discretion, is authorized under the Plan of Liquidation to obtain and maintain directors’ and officers’ liability insurance and any other insurance as may be necessary, appropriate, or advisable to cover the Company’s obligations.

Absence of Appraisal Rights

Shareholders who do not approve of the Plan of Liquidation may vote against the Plan of Liquidation Proposal, but appraisal rights are not provided to shareholders in connection with the Plan of Liquidation under Texas law.

Liquidation Completion Date

The Company has not yet determined an expected completion date of the Liquidation, if any.

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U.S. Federal Income Tax Consequences

See “Certain U.S. Federal Income Tax Considerations” below.

The Board recommends a vote “FOR” the Plan of Liquidation Proposal.

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PROPOSAL #4: ADVISORY VOTE ON TRANSACTION RELATED COMPENSATION

Section 14A(b)(1) of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that the Company provide its shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the “golden parachute” compensation payable under existing arrangements with the Company that certain of the Company’s executive officers will or may be entitled to receive as a result of the Asset Sale (the “Transaction Related Compensation”). We are asking our shareholders to approve the various payments that David King will or may receive in connection with the Asset Sale and Plan of Liquidation. These payments are set forth in the table below.

Mr. King has agreed to remain employed in his current capacity for purposes of completing the Asset Sale and to complete the winding up and liquidation of the Company pursuant to the Plan of Liquidation.

Accordingly, we are seeking approval of the following resolution at the Special Meeting:

“RESOLVED, that the shareholders of Water Now, Inc. approve, solely on a non-binding advisory basis, the compensation which may be paid to David King, sole Director and Chief Executive Officer, in connection with the Asset Sale and the Plan of Liquidation, as disclosed pursuant to in the proxy statement for the Special Meeting.”

Mr. King will receive a cash payment in the amount of $2,000,000 representing the settlement of accrued but unpaid compensation, severance, a transaction bonus, and, principally, in consideration for his willingness to accept the non-competition arrangement with the Buyer. In addition, amounts remaining in the Retention Escrow Account shall be assigned to Mr. King for his acceptance of the non-competition terms.

Shareholders should note that this non-binding proposal regarding certain compensation arrangements is merely an advisory vote which will not be binding on the Company or our Director. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to shareholder approval.

Although the Advisory Vote on Transaction Related Compensation is made on an advisory basis, it will be approved if the number of shares voted in favor of the proposal is greater than the number of shares voted against the proposal. Abstentions are not counted as votes cast for purposes the Advisory Vote on Transaction Related Compensation. If you abstain from voting on the Advisory Vote on Transaction Related Compensation, either in person or by proxy, the resulting abstention will have no effect on the approval of this proposal.

The Board recommends a vote “FOR” the Advisory Vote on Transaction Related Compensation.

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PROPOSAL #5: PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING

If approved, this proposal would permit us to adjourn or postpone the Special Meeting for the purpose of soliciting additional proxies in the event that at the Special Meeting there are insufficient votes to approve the Asset Sale and/or the Plan of Liquidation. If this proposal is approved and the Asset Sale Proposal and/or the Plan of Liquidation is not approved at the Special Meeting, we will be able to adjourn or postpone the Special Meeting for the purpose of soliciting additional proxies to approve the Asset Sale Proposal and/or Plan of Liquidation as needed. If you have previously submitted a proxy on the proposals discussed in this proxy statement and wish to revoke it upon adjournment or postponement of the Special Meeting, you may do so.

If a quorum is present at the Special Meeting, the Proposal to Adjourn or Postpone the Special Meeting will be approved if it is approved by the affirmative vote of a majority of the shares entitled to vote that cast votes, in person or by proxy, “For” or “Against” the Proposal to Adjourn or Postpone the Special Meeting. Abstentions are not counted as votes cast for purposes the Proposal to Adjourn or Postpone the Special Meeting. If you expressly abstain from voting on the Proposal to Adjourn or Postpone the Special Meeting, either in person or by proxy, the resulting abstention will have no effect on the approval of this proposal.

The Board recommends a vote “FOR” the Proposal to Adjourn or Postpone the Special Meeting.

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CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax consequences of the Asset Sale and the liquidation to the Company and its U.S. shareholders (as defined below) who hold their shares of stock of the Company as a capital asset for U.S. federal income tax purposes (generally property held for investment).

This discussion does not purport to be a complete analysis of all potential tax consequences that may be relevant to a shareholder in light of its particular circumstances. For example, this discussion does not address tax consequences to shareholders who may be subject to special tax treatment, such as shareholders who are not U.S. shareholders, dealers in securities or currencies, traders in securities that elect to use the mark-to-market method of accounting for their securities, financial institutions, partnerships or other pass-through entities for U.S. federal income tax purposes (or investors in such entities), regulated investment companies, expatriates, real estate investment trusts, tax-exempt entities or insurance companies; tax consequences to shareholders who hold their shares of stock as part of a hedging, constructive sale or conversion, straddle or other risk reducing transaction; tax consequences to U.S. shareholders whose “functional currency” is not the U.S. dollar; the U.S. federal estate, gift or alternative minimum tax consequences, if any, to shareholders; or any state, local or non-U.S. tax consequences.

This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, Treasury Regulations issued thereunder, administrative rulings and judicial decisions now in effect, all of which are subject to change at any time, either prospectively or retrospectively, by legislative, administrative or judicial action. This discussion has no binding effect on the U.S. Internal Revenue Service (the “IRS”) or the courts, and assumes that any distributions to shareholders will be in accordance with the Plan of Liquidation. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Asset Sale or the liquidation, and the Company will not seek an opinion of counsel with respect to the anticipated tax treatment summarized herein. There can be no assurance that the IRS will not take a different position concerning the tax consequences of the Asset Sale or liquidation or that any such position would not be sustained. If the IRS contests a conclusion set forth herein, no assurance can be given that a shareholder would ultimately prevail in a final determination by a court.

If any entity or arrangement treated as a partnership for U.S. federal income tax purposes is a shareholder, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A shareholder that is a partnership, and partners in such partnerships, should consult their tax advisors regarding the tax consequences of the Asset Sale and liquidation.

Shareholders should consult their tax advisors concerning the tax consequences of the Asset Sale and liquidation, including the application of the U.S. federal income tax consequences discussed below, as well as the application of U.S. federal estate and gift tax laws and state, local, non-U.S. or other tax laws.

Certain U.S. Federal Income Tax Consequences of the Asset Sale

The Asset Sale will be a taxable transaction to the Company for U.S. federal income tax purposes. The Company anticipates that the Asset Sale will give rise to net gain recognition for U.S. federal income tax purposes; however, the Company anticipates the gain recognized for U.S. federal income tax purposes will be offset entirely with net operating losses. The Asset Sale will not be taxable to the shareholders, although as discussed below, any distribution made by the Company to its shareholders of the proceeds from the Asset Sale will be a taxable event to the shareholders.

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Certain U.S. Federal Income Tax Consequences of the Liquidation

Certain U.S. Federal Income Tax Consequences to the Company

It is anticipated that the Company will not incur any material U.S. tax liability from the distribution of assets in the liquidation as the Company’s primary asset, following the Asset Sale, will be cash.

Certain U.S. Federal Income Tax Consequences to U.S. Shareholders

For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of shares of stock of the Company who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation, or any entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	any trust (i) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as defined in the Code) have the authority to control all substantial decisions of the trust or (ii) if a valid election is in place to treat the trust as a United States person.

If the Company consummates the Plan of Liquidation and liquidates, a U.S. shareholder will recognize gain or loss for U.S. federal income tax purposes with respect to distributions made pursuant to the Plan of Liquidation in an amount equal to the difference between: (i) the sum of the amount of money and the fair market value of property (other than money) distributed to such U.S. shareholder; and (ii) such U.S. shareholder’s tax basis in its shares of stock of the Company. A U.S. shareholder’s tax basis in his shares of stock of the Company will generally equal the U.S. shareholder’s cost for such shares. Any such gain or loss will generally be capital gain or loss and will generally be long-term capital gain or loss if such U.S. shareholder’s holding period in the shares of stock of the Company is more than one year. Long-term capital gains of non-corporate taxpayers are currently taxed at lower rates than those applicable to ordinary income. The deductibility of capital losses is subject to certain limitations. Additionally, certain U.S. shareholders who are individuals, trusts or estates will be subject to a Medicare surtax of 3.8% on their “net investment income” (in the case of individuals) and on their undistributed “net investment income” (in the case of trusts and estates). Among other items, “net investment income” would generally include certain gain from the disposition of property, such as shares of stock of the Company, less certain deductions.

A U.S. shareholder’s gain or loss will be computed on a “per share” basis so that gain or loss is calculated separately for blocks of shares of stock acquired at different dates and different prices. If the Company makes more than one liquidating distribution, each liquidating distribution will be allocated proportionately on a block-by-block basis. Any gain will be recognized in connection with a liquidating distribution only to the extent that the aggregate value of all liquidating distributions received by a U.S. shareholder with respect to a share exceeds such U.S. shareholder’s tax basis for that share. If the amount of the distributions received by a U.S. shareholder is less than such U.S. shareholder’s tax basis in that share, such U.S. shareholder will generally only be able to recognize a loss in the year when the final distribution is received.

Although the Company does not currently anticipate that it will make distributions of property other than cash in the liquidation, in the event of a distribution of property, a U.S. shareholder’s tax basis is any such property immediately after the distribution will be equal to the fair market value of the property at the time of the distribution.

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After the close of the Company’s taxable year, the Company will provide U.S. shareholders and the IRS with a statement of the amount of cash distributed to U.S. shareholders and the Company’s best estimate as to the value of any property distributed to them during that year. There is no assurance that the IRS will not challenge the Company’s valuation of any property. As a result of such a challenge, the amount of gain or loss recognized by U.S. shareholders might be changed. Distributions of property other than cash to U.S. shareholders could result in U.S. federal income tax liability to any given U.S. shareholder exceeding the amount of cash received, requiring the U.S. shareholder to meet the U.S. federal income tax obligations from other sources or by selling all or a portion of the assets received.

If the Plan of Liquidation is not approved (or if it is approved, but one or more distributions are made to shareholders prior to the Plan of Liquidation becoming effective or the distribution otherwise is not characterized as a distribution in complete liquidation of the Company for U.S. federal income tax purposes), the discussion above does not apply to such distributions by the Company to U.S. shareholders. Rather, such distributions, if any, are characterized as dividends to the shareholders to the extent of the Company’s current and accumulated earnings and profits (as calculated for U.S. federal income tax purposes). Any portion of a distribution that exceeds the Company’s current and accumulated earnings and profits would be treated as a non-taxable return of capital, reducing such U.S. shareholder’s tax basis in its shares and, to the extent such portion exceeds such U.S. shareholder’s tax basis, the excess would be treated as gain from the disposition of its shares. Dividends received by a U.S. shareholder who is an individual, trust or estate may qualify to be treated as “qualified dividend income” that is taxable at a reduced rate. Dividends received by corporate U.S. shareholders may be eligible for a dividend received deduction.

Information Reporting and Backup Withholding

Information returns may be filed with the IRS in connection with the distributions made in connection with the liquidation. In addition, a U.S. shareholder will generally be subject to U.S. backup withholding tax on these payments if the U.S. shareholder fails to provide its taxpayer identification number to the paying agent and comply with certification procedures or otherwise establish an exemption from U.S. backup withholding tax.

U.S. backup withholding tax is not an additional tax. The amount of any U.S. backup withholding tax from a payment will be allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and may entitle the U.S. shareholder to a refund, provided that the required information is timely furnished to the IRS.

U.S. shareholders should consult their tax advisors regarding the application of backup withholding and information reporting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of August 14, 2020 regarding the beneficial ownership of the Company for the following: (i) our sole director; (ii) each of our named executive officers; (iii) all of our directors and named executive officers as a group; and (iv) each shareholder known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of our common stock. The business address of the person listed below is 5000 South Freeway, Suite 110, Fort Worth, Texas 76115. The following table sets forth information about shareholders whom we know to be the beneficial owners of more than five percent (5%) of our issued and outstanding common stock.

Amount and Nature of Beneficial Ownership

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned†(3)
David King(2)	9,386,650	12.2

All current directors and executive officers as a group (1) person	9,386,650	12.2

†	Applicable percentage ownership of voting securities is based on 77,746,368 shares of voting securities issued and outstanding as of August 14, 2020, which represents the total number of shares of common stock outstanding.

(1)                Except as noted below, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them, subject to community property law, where applicable, and the information contained in the footnotes to this table.

(2)                Includes 700,000 shares held by Mr. King’s spouse.

(3)                Applicable percentage ownership of common stock is based on 77,746,368 shares of common stock issued and outstanding as of August 14, 2020. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible or exchangeable into such shares of common stock, held by that person, that are currently exercisable or exercisable within 60 days of August 14, 2020 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of another person.

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FUTURE SHAREHOLDER PROPOSALS

We did not hold an Annual Meeting of Shareholders in the last or current fiscal year. If the Asset Sale is approved, we do not plan to hold any future Annual Meeting of Shareholders. However, if the Asset Sale is not approved by our shareholders or is otherwise abandoned, we will consider whether to hold an Annual Meeting of Shareholders. If we do hold an Annual Meeting of Shareholders, to be considered for inclusion in our proxy statement relating to the Annual Meeting of Shareholders, proposals subject to SEC Rule 14a-8 must be received at our principal office within a reasonable time before the Company begins to print and send its proxy materials. Proposals submitted outside the processes of SEC Rule 14a-8 will be considered untimely unless such proposal is received at our principal office within a reasonable time before the Company begins to print and send its proxy materials. Proposals must also comply with the advance notice provisions within the Company’s bylaws. For additional requirements, a shareholder should refer to our bylaws, a current copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, any proposal may be excluded from consideration at the Annual Meeting. All shareholder proposals should be addressed to the attention of the Secretary at our principal office.

WHERE YOU CAN FIND MORE INFORMATION

The Company files with the SEC annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and proxy and information statements and amendments to reports filed or furnished pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended. The SEC maintains a website (http://www.sec.gov) that contains reports, proxy and information statements, and other information regarding the Company and other companies that file materials with the SEC electronically. The Company also maintains a website (http://www.waternowinc.com) that provides access to certain reports, SEC filings, and additional information regarding the Company. The Company’s headquarters are located at 5000 South Freeway, Suite 110, Fort Worth, Texas 76115. The Company’s phone number at that address is (817) 900-9184.

By Order of the Director,

/s/ David King
Director and Chief Executive Officer

September 1, 2020

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Annex A

Exhibit 10.1

ASSET PURCHASE AND SALE AGREEMENT

This ASSET PURCHASE AND SALE AGREEMENT (the “Agreement”) is entered into as of this  31st day of July, 2020, by and among RigMax LLC, a Texas limited liability company (“Parent”), RigMax H2O, LLC, a Texas limited liability company (the “Buyer”), and Water Now, Inc., a Texas corporation (“Water Now”), by and on behalf of itself and its subsidiary company, HydraSpin USA, Inc., a Texas corporation (“HydraSpin”). Each of Water Now and HydraSpin are individually a “Seller”, and are collectively, the “Sellers”. Buyer and Sellers are individually a “Party” and collectively the “Parties”.

W I T N E S S E T H:

WHEREAS, Sellers conduct the Business and own the necessary assets to conduct the Business; and

WHEREAS, Sellers desire to transfer, and Buyer desires to acquire by itself or through Buyer Assignees certain assets, properties, rights, accounts, leases, contracts, and other assets of the Sellers of every kind, nature and description (wherever located), as the same shall exist on the Closing Date that are used in the conduct of the business of the Sellers, which provides turnkey and specialty services to a wide range of non-profit, industrial and energy sector clients (the “Business”);

NOW, THEREFORE, in consideration of the mutual premises and covenants, agreements, representations and warranties contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and agreed, the Parties covenant and agree as follows:

Article I
DEFINITIONS; CERTAIN RULES OF CONSTRUCTION

Section 1.01.      Definitions. The following terms have the following meanings:

“Affiliate” means, with respect to any Person, (a) a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified, (b) each Person who is at such time an officer or director of, or direct or indirect beneficial holder, to Sellers’ knowledge, of at least 20% of any class of equity Securities of, such specified Person, (c) each Person that is managed by a common group of executive officers and/or directors as such specified Person, (d) the Members of the Immediate Family (i) of each officer, director or holder described in clause (b) and (ii) if such specified Person is an individual, of such specified Person and (e) each Person of which such specified Person or an Affiliate (as defined in clauses (a) through (d)) thereof will, directly or indirectly, beneficially own at least 20% of any class of equity Securities at such time. For purposes of this definition, “control” (including the correlative terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting equity interest, by contract or otherwise.

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“Assets” means, with respect to Sellers, all assets (other than the Excluded Assets), including all cash and cash equivalents, businesses, properties, rights, accounts, leases, contracts, machinery, equipment, furniture, fixtures, Books and Records, transferable licenses, transferable permits, transferable franchises, goodwill, of every nature, kind and description, tangible and intangible, owned or leased, wheresoever located (whether in the United States or otherwise) and whether or not carried or reflected on the Books and Records of Sellers utilized in the Business.

“Books and Records” means all books and records pertaining to Sellers, of any and every kind, including client and customer lists, referral sources, research and development reports, operating guides and manuals, financing and accounting records, programs, inventory lists, correspondence, compact disks, compact disk lists, account ledgers, files, reports, plans, advertising materials, promotional materials, drawings and operating records of every kind, including all disk or tape files, printouts, runs or other computer-prepared information.

“Business Day” means any day that is not a Saturday, Sunday, legal holiday or other day on which banks are required to be closed in Houston, Texas.

“Business Employee” means any employee, consultant or independent contractor who is on the payroll of either Seller (including any employee, consultant or independent contractor who is paid through a payroll service), who is employed by or associated with either Seller whether such person is actively at work or on leave of absence, disability or medical leave.

“Buyer Indemnified Parties” has the meaning specified in Section 6.01.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq.

“Claim” means any claim, demand, citation, notice of potential responsibility or Liability, information request by a Governmental Body, Order or Proceeding.

“Closing Date Balance Sheet” means a balance sheet of Seller as of the Closing Date prepared by Seller in a manner consistent with the preparation of the Financials Statements and in accordance with Seller’s normal financial practices.

"Code” means the Internal Revenue Code of 1986, as amended, or the corresponding provisions of any successor statute.

“Confidential Information” means all confidential information and trade secrets of the Sellers including any of the same comprising (a) the identity, lists or descriptions of any customers, referral sources or organizations; (b) financial statements, cost reports or other financial information; (c) Contract proposals, or bidding information; (d) business plans and training and operations methods and manuals; (e) personnel records; (f) information concerning fee structures; (g) management systems, policies or procedures, including related forms and manuals; and (h) all Books and Records not already included in (a) through (g) of this definition. Confidential Information shall not include any information (i) which is disclosed pursuant to subpoena or other legal process, (ii) which has been publicly disclosed, (iii) which subsequently becomes legally known and is not in violation of any obligation of confidentiality of the disclosing Person, or

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(iv) which is subsequently disclosed by any third Person not in breach of a confidentiality agreement.

“Contract” means any loan or credit agreement, note, bond, mortgage, indenture, lease, sublease, purchase order or other agreement, commitment, understanding or instrument.

“Disclosure Schedule” means the disclosure schedule to this Agreement, which is incorporated in its entirety in, and forms part of, this Agreement.

“Distributions” means, with respect to any Person, (a) the payment of any dividend on or in respect of capital stock or any other Security of such Person, (b) the purchase, redemption, or other retirement of any capital stock or any other Security of such Person, directly by such Person or indirectly through a Subsidiary of such Person or otherwise, (c) the return of capital by such Person to its equity holders, (d) any other distribution on or in respect of any capital stock or any other Security of such Person or (e) any increase in, or material change that results in an increase to, the compensation or other benefits or benefits plan of such Person (including the payment or commitment to pay any bonus, pension, retirement allowance, severance or other benefit), which increase or material change is not required by an existing employment agreement or employee benefit plan.

“Encumbrance” means, with respect to any Asset, any lien, mortgage, deed of trust, pledge, hypothecation, security interest, encumbrance, easement, right of way, zoning ordinance, encroachment, claim, lien, lease (including any capitalized lease) or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, including any agreement to give or grant any of the foregoing, any conditional sale or other title retention agreement.

“Environmental Claims” means all Claims pursuant to Environmental Laws.

“Environmental Laws” means any Laws (including CERCLA), relating to the Remediation, generation, production, installation, use, storage, treatment, transportation, Release, threatened Release, or disposal of Hazardous Materials, or the protection of human health, safety, natural resources, animal health or welfare, or the environment.

“Environmental Permits” means any Governmental Permits under any Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means, with respect to any Person, any other Person that, together with such Person, would be treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

“Excluded Assets” means cash, cash equivalents, organizational documents, minute books, stock records, Tax returns, books of account or other records having to do with the corporate organization of Sellers, permits that are not transferable, and those items listed on Section 5.11 of the Disclosure Schedule.

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“Fundamental Documents” means the documents by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Fundamental Documents” of a corporation would be its articles of incorporation and by-laws and the “Fundamental Documents” of a limited liability company would be its certificate of formation and company agreement.

“GAAP” means United States generally accepted accounting principles, consistently applied and consistent with the past practice of the entity in question and on a basis consistent with the basis on which the Balance Sheet and the other financial statements referred to in Section 3.10 were prepared.

“Governmental Body” means any foreign, federal, state, local or other government, governmental body, authority, regulatory body, instrumentality, department, commission, board, bureau, agency, court or arbitral body.

“Governmental Permits” means all licenses, certificates, privileges, immunities, approvals, franchises, authorizations and permits held or applied for by Sellers from any Governmental Body.

“Hazardous Materials” means any wastes, substances, radiation, or materials (whether solids, liquids or gases): (a) which are hazardous, toxic, infectious, explosive, radioactive, carcinogenic, or mutagenic; (b) which are or become defined as “pollutants,” “contaminants,” “hazardous materials,” “hazardous wastes,” “hazardous substances,” “toxic substances,” “radioactive materials,” “solid wastes,” or other similar designations in, or otherwise subject to regulation under, any Environmental Laws; (c) which contain without limitation polychlorinated biphenyls (PCBs), methyl-tertiary butyl ether (MTBE), asbestos or asbestos-containing materials, lead-based paints, urea-formaldehyde foam insulation, or petroleum or petroleum products (including crude oil or any fraction thereof); or (d) which pose a hazard to human health, safety, natural resources, employees, or the environment.

“Indebtedness” means all obligations (including all obligations in respect of principal, accrued interest, penalties, fees and premiums): (a) for money borrowed (including overdraft facilities), whether or not evidenced by bonds, debentures, notes or other similar instruments (including any obligations under any letter of credit, banker’s acceptance or related reimbursement agreement, to the extent drawn); (b) drawn under any letters of credit; (c) under Contracts related to interest rate protection, swap agreements and collar agreements; (d) in respect of the deferred purchase price of property, good or services (other than trade accounts payable or other current liabilities incurred in the Ordinary Course of Business); (e) under capital leases; (f) for guaranteed obligations of the types described in clause (a)-(e) (each individually and collectively a “Guaranteed Obligation”), of any other Person; and (g) for any accrued interest, prepayment premiums or penalties or other costs, fees or expenses related to any of the foregoing.

“Indemnifiable Costs” means any loss, Liability, Claim, action, cause of action, cost, damage, deficiency, Tax (including any Taxes imposed with respect to any indemnity payments for any such Loss that would not otherwise have been imposed upon such Party in the absence of the indemnity as a result of the transactions contemplated under this Agreement), penalty, fine or expense, whether or not arising out of any Claims by or on behalf of any Party to this Agreement

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or any third Person, including interest, penalties, reasonable attorneys’ fees, disbursements and related charges and all amounts paid in investigation, defense or settlement of any of the foregoing which any such Party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of any indemnifiable event or condition.

“IRS” means the United States Internal Revenue Service.

“Key Business Employee” means Business Employee(s) who are identified on Exhibit A with whom Buyer shall have entered into an employment or consulting agreement and Intellectual Property contribution agreement satisfactory to Buyer that secures the Key Business Employee’s services to Buyer as of the Closing.

“Knowledge” means, with respect to any Person: actual knowledge of such Person after reasonable inquiry. For the avoidance of doubt, the knowledge of the Sellers shall mean the knowledge of David King, after reasonable inquiry.

“Law(s)” means any foreign, federal, state and local laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body or common law.

“Leases” means all leases, tenancy and occupancy agreements with respect to any of the Leased Real Property or any portion thereof.

“Liability” means any liability or obligation or Guaranteed Obligation, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and whether due or to become due, regardless of when asserted.

“Material Adverse Effect” means any circumstance, change in, or effect on Sellers that is materially adverse to the Business, properties, Assets, Liabilities, condition (financial or otherwise), operations, prospects, earnings or results of operations of Sellers, taken as a whole. Material Adverse Effect shall not, however, be deemed to include any effect on the referenced Party which is caused by (a) any changes, conditions or effects in the United States or foreign economies or securities or financial markets in general that causes a disparate affect to the industries in which the Sellers operate versus the overall economy; (a) changes in Laws or interpretations thereof that are generally applicable to the Business, (b) changes in GAAP that are generally applicable to the Business, (c) expenses incurred in connection with the transactions contemplated hereby, (d) actions or omissions of a Party taken with the prior informed written consent of the other Party or Parties or in contemplation of the transactions contemplated hereby or required or permitted by this Agreement, or (e) conditions caused by acts of terrorism or war.

“Members of the Immediate Family” means, with respect to any individual, (a) such Person’s spouse, (b) each parent, brother, sister or child of such Person or such Person’s spouse, (c) the spouse of any Person described in clause (b) above, (d) each child of any Person described in clauses (a), (b) or (c) above, (e) each trust for the benefit of one or more of the Persons described in clauses (a) through (d) above and (f) each custodian or guardian of any property of one or more of the Persons described in clauses (a) through (e) above in his capacity as such custodian or guardian.

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“Order” means any judgment, order, award or decree of any Governmental Body against either Seller.

“Ordinary Course of Business” means an action taken by any Person in the ordinary course of such Person’s business which is consistent with the past customs and practices of such Person (including past practice with respect to quantity, amount, magnitude and frequency, standard employment and payroll policies and past practice with respect to management of inventory and other working capital), and which is taken in the ordinary course of the normal day-to-day operations of such Person.

“OSHA” means the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq.

“Permitted Exception” means (a) Encumbrances for Taxes and other Governmental Body charges, assessments or levies which are not yet due and payable, that are being contested in good faith by appropriate procedures, or that relate to the time period after the Closing Date, (b) statutory Encumbrances of landlords and Encumbrances of carriers, warehousemen, mechanics and materialmen and other like Encumbrances imposed by Law arising in the Ordinary Course of Business of the Sellers for sums not yet due and payable, (c) other Encumbrances or imperfections on title to Assets which are not material in amount or do not materially detract from the value or the existing use of the Assets affected by such Encumbrances or imperfection, (d) Encumbrances not created by Sellers that affect the underlying fee interest of any Leased Real Property leased by Sellers but which do not materially interfere with the ordinary conduct of the Business and will not materially interfere with the quiet enjoyment of such Leased Real Property during the term of such Leased Real Property, (e) Encumbrances arising under the applicable Lease and under equipment leases with third parties to the extent such Encumbrances and lease agreements have been specifically disclosed under this Agreement, (f) Encumbrances created by or through the Buyer, and (g) those Encumbrances identified on Section 1.01 of the Disclosure Schedule.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or Governmental Body.

“Proceeding” means any action, suit, proceeding, complaint, charge, hearing inquiry or investigation including any of the same before or by any Governmental Body.

“Proxy Statement” means a proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934.

“Related Party Loans” means all outstanding amounts payable to, or receivable by Sellers from any present or former stockholder or holder of equity Securities, or any of the officers, directors or employees, of Sellers or any of their Subsidiaries, or any of their respective Affiliates, including the loans set forth in Section 3.22 of the Disclosure Schedule.

“Release” means any presence, emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, migration, or release of Hazardous Materials from any source into or upon the environment, including the air, soil, improvements, surface water, groundwater, the sewer, septic system, storm drain, publicly owned treatment works, or waste treatment, storage or disposal systems.

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“Remediation” means any investigation, clean-up, removal action, remedial action, restoration, repair, response action, corrective action, monitoring, sampling and analysis, installation, reclamation, closure, or post-closure in connection with the suspected, threatened or actual Release of Hazardous Materials.

“Representatives” means, with respect to any Person, such Person’s authorized representatives, including accountants, investment brokers, consultants and attorneys or any other agents.

“Securities” means, with respect to any Person, such Person’s “securities” as defined in Section 2(a)(1) of the Securities Act and includes such Person’s capital stock, membership interests or units or other equity interests or any options, warrants or other securities or rights that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person’s capital stock or other equity interests.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary(ies)” means, with respect to any Person, any other Person with respect to which such initial Person (a) has the power to vote or direct the voting of sufficient Securities to elect a majority of the members of the board of directors (or similar governing body) of such Person, or (b) owns a majority of the ownership interests or capital stock of such Person.

“Tax” or “Taxes” means any federal, state, local or foreign income, alternative or add-on minimum, gross income, gross receipts, windfall profits, severance, property, production, sales, use, transfer, gains, license, excise, employment, payroll, withholding or minimum, transfer, goods and services, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, or additional amount imposed thereon by any Governmental Body.

“Tax Return” means any return, report or similar statement required to be filed with respect to any Taxes (including any attached schedules), including any information return, claims for refund, amended return and declaration.

“Transaction Documents” means, collectively, this Agreement, the Escrow Agreement, employment or consulting agreements with Key Business Employees letters of resignation and such other documents, certificates and agreements delivered pursuant to any of the foregoing.

“Transfer” means any sale, assignment, exchange, gift, or other disposition of any kind, voluntary or involuntary, and the creation or existence of any Encumbrance of any kind whatsoever, whether direct or indirect, or voluntary or involuntary, by operation of Law or otherwise.

Section 1.02.      Rules of Construction. Except as otherwise explicitly specified to the contrary, (a) each reference to the Preamble or Recitals, or a Section, Article, Exhibit or Schedule means a Section or Article of, or the Preamble, Recitals, Schedule or Exhibit to this Agreement, unless another agreement is specified, (b) the word “including” will be construed as “including without limitation,” (c) references to a particular statute or regulation include all rules and regulations thereunder and any predecessor or successor statute, rules or regulation, in each case

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as amended or otherwise modified from time to time, (d) words in the singular or plural form include the plural and singular form, respectively and (e) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement. The terms “hereof”, “herein”, “hereunder”, “hereto” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement and not to any particular provision of this Agreement. The word “or” shall not be exclusive. All references herein to “dollars” or “$” are to United States dollars. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP and all financial computations hereunder will be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied on a basis with the Balance Sheet of Sellers. All references herein to any period of days shall mean the relevant number of calendar days unless otherwise specified.

Article II
AGREEMENT OF PURCHASE AND SALE; CLOSING

Section 2.01.      Agreement to Sell and Purchase. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing and in exchange for payment of the Purchase Price as described in Section 2.02, the Sellers shall sell and deliver to the Buyer, and the Buyer shall purchase from the Sellers as the same shall exist on the Closing Date, all of Sellers’ rights in the following:

(a)               All Assets of the Sellers used in the Business, including but not limited to those listed in Schedule 2.01(a);

(b)               all tangible property, Accounts Receivable, notes receivable, inventories, spare parts, prepayments, deferred items, work in process, supplies, leaseholds, leasehold improvements, tools, fixtures, machinery, equipment, furniture, office furnishings and fixtures of Sellers existing on the Closing Date;

(c)               all trademarks and trade names, trademark and trade name registrations, service marks and service mark registrations, copyrights, copyright registrations, the applications therefor and the licenses thereto, together with the goodwill and the Business appurtenant thereto; excluding, however, all intangible intellectual property and trade secrets that are used pursuant to certain licensing arrangements to Sellers and which intangible intellectual property shall be conveyed hereunder;

(d)               all drawings, blueprints, specifications designs and data owned by Sellers on the Closing Date;

(e)               all catalogues, brochures, sales literature, promotional material and other selling material of Sellers;

(f)                all files, documents, papers, agreements, books of account and other records pertaining to the Assets which are located at the offices, plants, warehouses or other locations used in connection with the Assets;

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(g)               all rights of Sellers under all contracts, agreements, licenses, leases, sales orders, purchase orders and other commitments Buyer will assume pursuant to Section 1.3 hereof; and

(h)               all application and operating computer software programs listed in Section 2.01(h) of the Disclosure Schedule attached hereto, the exclusive worldwide rights to market and service such programs, all trade secrets and processes relating to such programs, all current, previous, enhanced and developmental versions of the source and object codes and any variations thereof, and all documentation related thereto, all design specifications therefor, all maintenance and installation job control language, all copyrights pertaining to such programs, the programs, operators, the user documentation, the systems, documentation and manuals (including all flowcharts, systems, procedures and program component descriptions), all procedures for the modification and preparation for the release of enhanced versions of such programs, and all available testing data relative to the installation and checkout of such programs; and

(i)                 all other assets and rights of every kind and nature, real or personal, tangible or intangible, which are owned and used by Sellers in the Business except for Excluded Assets.

Sellers shall deliver to Buyer on the Closing Date possession of the originals and all copies of all Assets referred to in Section 2.01 hereof, and neither Sellers nor any of its or their stockholders, directors, officers, employees or Affiliates shall retain any copies of such Assets after the Closing Date.

Section 2.02.      Purchase Price. In consideration for the purchased Assets and the fulfillment of the obligations set forth herein, the Buyer shall pay to the Sellers Thirty Million Dollars ($30,000,000) minus any amounts paid as deposits under the Letter of Intent dated June 2, 2020 between Buyer and the Sellers (the “Deposits”) and minus the Retention Escrow Amount (collectively, the Deposits, the Retention Escrow Amount and the cash consideration paid at Closing shall be the “Purchase Price”). Buyer and Sellers shall mutually coordinate on a date and time upon which the meeting of Water Now shareholders shall be scheduled to consider the Water Now Shareholder Approval for a date that is within 45 days of the day Water Now is eligible to mail a definitive proxy statement to its shareholders under applicable law. Within three (3) days prior to such scheduled meeting, Buyer shall deposit the Purchase Price, less the Deposits, in the closing escrow account (the “Closing Escrow Account”) to be disbursed at the Closing. At Closing, Buyer shall cause the escrow agent to deliver:

(a) an amount equal to the sum of (i) the Purchase Price less (ii) the Retention Escrow Amount less (iii) the Deposits less and (iii) the amounts required in Section 2.02 (b), by wire transfer in U.S. Dollars in immediately available funds to a U.S. bank account in accordance with written instructions delivered by Sellers to Buyer prior to the Closing;

(b) amounts sufficient to resolve the Liabilities in Section 3.06(b) in amounts and according to wire instructions provided by Seller; and

(c) pursuant to the terms of the Escrow Agreement, an amount equal to One Million U.S. Dollars ($1,000,000) (the “Retention Escrow Amount”) by wire transfer in immediately available funds to a bank account designated by the Retention Escrow Agent (the “Retention

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Escrow Account”), with the Retention Escrow Amount to be held and disbursed by the Retention Escrow Agent in accordance with the terms of, and at the time or times set forth in, the Escrow Agreement.

Section 2.03.      Closing. The closing of the purchase and sale of the Assets contemplated by this Agreement (the “Closing”) will take place at the offices of Gray Reed & McGraw LLC, 1601 Elm Street, Suite 4600, Dallas, Texas, at a date which is no later than seven (7) Business Days following the date on which the conditions set forth in Article II hereof have been fully satisfied or waived, or at such other place or on such other date as may be mutually agreeable to the Parties. The date and time of Closing are referred to in this Agreement as the Closing Date. The effective time of the consummation of the transactions contemplated by this Agreement shall be 12:01 a.m. on the Closing Date or such later time and date as the parties agree (the “Effective Date”).

Section 2.04.      Assumed Liabilities. Subject to the terms and conditions set forth herein, Buyer shall assume and agree to pay, perform and discharge the following Liabilities of Sellers (collectively, the “Assumed Liabilities”):

(a)               all Liabilities in respect of all Contracts of Sellers to be assigned to Buyer at Closing, but only to the extent that such Liabilities thereunder are required to be performed after the Closing Date and do not relate to any failure to perform, improper performance, warranty or other breach, default or violation by Sellers on or prior to the Closing; and

(b)               Liabilities, including warranty Liabilities, for products sold by Sellers prior to the Closing Date; and those Liabilities of Sellers set forth on Section 2.04(b) of the Disclosure Schedule.

Section 2.05.      Excluded/Non-Assumed Liabilities. Except as otherwise provided herein, Buyer is not assuming, and shall not be deemed to have assumed, any liabilities or obligations of Sellers of any kind or nature whatsoever. Except as provided for in Section 2.04 or as otherwise specifically provided in this Agreement, it is hereby agreed that Buyer is not assuming, and shall not be deemed to have assumed, any liability and shall not have any obligation for or with respect to any liability or obligation of the Sellers (a) for any related party trade accounts payable, (b) under any employee benefit plan of the respective Seller, (c) in respect of (i) any sales, use or excise taxes, income taxes, taxes based on or measured by income or franchise taxes attributable to periods or events prior to or ending on the Closing Date or (ii) any of the foregoing or any other taxes, legal, accounting, brokerage, finder’s fees, or other expenses of whatsoever kind or nature incurred by Sellers or any Affiliate, stockholder, director, employee or officer of each Seller as a result of the consummation of the transactions contemplated by this Agreement or (d) arising out of any Proceeding based upon an event occurring or a Claim arising (1) prior to the Closing Date or (2) after the Closing Date in the case of Claims in respect of products sold by Sellers prior to the Closing Date and attributable to acts performed or omitted by Sellers prior to the Closing Date.

Section 2.06.      Conditions to Closing.

(a)               The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions and the delivery by Sellers

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of documentation reasonably satisfactory to Buyer evidencing the satisfaction of such conditions on or before the Closing Date:

(i)                 The representations and warranties set forth in Article III hereof will be true and correct in all respects at and as of the Closing Date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a Material Adverse Effect;

(ii)              Sellers will have performed and complied with all of the covenants and agreements required to be performed by Sellers under this Agreement prior to the Closing;

(iii)            There will have been no change in the Business of Sellers that is reasonably anticipated to or has caused a Material Adverse Effect;

(iv)             All third-party consents that are required for the consummation by Sellers of the transactions as contemplated hereby, including the assignment of any Contracts or agreements included in the Assets, and the approval of the shareholders of Water Now (the “Water Now Shareholder Approval”), will have been obtained on terms reasonably satisfactory to Buyer;

(v)               All governmental filings, authorizations and approvals that are required for the consummation of the transactions contemplated will have been duly made and obtained on terms reasonably satisfactory to Buyer;

(vi)             No Proceeding will be pending or threatened wherein an unfavorable judgment, decree, injunction or order would prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause such transactions to be rescinded, or might adversely affect the right of Seller to own, operate or control the Business;

(vii)          A good standing certificate of Seller from the State of Texas and good standing certificates or the equivalent for each jurisdiction in which Seller is required to be qualified to do business, dated as of a date within seven (7) days prior to the Closing Date;

(viii)        The Certificate of Formation, certified by the State of Texas, and bylaws of each Seller, certified by its Secretary;

(ix)             Completion, to Buyer’s satisfaction, of a financial, technical and legal due diligence investigation of Sellers by Buyer, conducted by such accountants, technical employees and attorneys as Buyer may desire, confirming Buyer’s satisfaction that the assets, liabilities, obligations, revenues, permits, projections, vendor relations, customer base, business operations and tax liabilities of Sellers are as represented and that the financial information submitted has been prepared in accordance with GAAP. Confirmation of the customer base shall include the right of Buyer to contact such customers and conduct such due diligence investigation relating to customer relations as Buyer deems necessary or appropriate; provided, however, that unless Buyer provides notice of termination based on this subsection by August 28, 2020, the foregoing condition shall be deemed waived;

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(x)               Buyer shall have received the Closing Date Balance Sheet prepared by the Seller evidencing to Buyer that upon Closing Seller shall deliver all Assets free and clear of any actual or claimed Encumbrance or Indebtedness;

(xi)             At the Closing, Buyer shall have received a letter from the chief executive officer of the Sellers, dated the Closing Date, to the effect that nothing has come to his attention which, in his judgment, would indicate that there has been any Material Adverse Effect on Sellers since December 31, 2019 except as contemplated by this Agreement or disclosed in the Disclosure Schedule;

(xii)          The delivery of a fairness opinion by a firm selected by Sellers and approved by Buyers stating that in such firm’s opinion the Purchase Price is fair, from a financial perspective;

(xiii)        Delivery of a fully executed Escrow Agreement;

(xiv)         All of the Key Business Employee(s) (except any who are deceased or disabled) shall continue to be employed by one of the Sellers as of the Closing Date, or are under contract to one of the Sellers on substantially the same terms as on the Effective Date and each shall have executed a similar contractual arrangement, satisfactory to Buyer for continuation of services with Buyer after the Closing;

(xv)           The approval by Buyer’s board of this Agreement, and the approval by Buyer’s board of the from and substance of diligence not later than August 28, 2020 and the approval by Buyers board of the waiver of any conditions hereof and to Buyer’s obligations to consummate the transactions contemplated herein;

(xvi)         Holders of at least a majority of the issued and outstanding shares of common stock of Water Now shall have approved the consummation of the transactions contemplated by this Agreement (such occurrence constituting the “Water Now Shareholders’ Approval”) and Water Now shall have taken all appropriate corporate action to demonstrate that at least a majority of the issued and outstanding shares of common stock of HydraSpin USA, Inc. shall have approved, or tendered irrevocable proxies in favor of, the consummation of the transactions contemplated by this Agreement; and

(xvii)      Such other documents or instruments as Buyer reasonably requests to effect the transactions contemplated hereby.

(b)               Any condition specified in Section 2.06(a) may be waived by Buyer, provided that no such waiver will be effective unless it is set forth in a writing executed by Buyer.

(c)               The obligation of Sellers to consummate the transactions contemplated by this Agreement is subject to the satisfaction and delivery by Buyer of documentation satisfactory to Sellers evidencing the satisfaction of the following conditions on or before the Closing Date:

(i)                 The representations and warranties set forth in Article IV hereof will be true and correct at and as of the Closing Date;

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(ii)              Buyer will have performed and complied with all of the covenants and agreements required to be performed by it under this Agreement prior to the Closing, including the assumption of the Assumed Liabilities;

(iii)            All governmental filings, authorizations and approvals that are required for the consummation of the transactions contemplated hereby will have been duly made and obtained on terms reasonably satisfactory to the Sellers;

(iv)             Delivery of a fully executed Escrow Agreement; and

(v)               Delivery of the Purchase Price.

(d)               Any condition specified in Section 2.06(c) may be waived by the Seller, provided that no such waiver will be effective unless it is set forth in a writing executed by the Seller.

Section 2.07.      Purchase Price Allocation. Within sixty (60) days after the Closing Date, Sellers shall deliver a schedule allocating the Purchase Price (including any Assumed Liabilities treated as consideration for the purchased Assets) (the “Allocation Schedule”). The Allocation Schedule shall be prepared in accordance with Section 1060 of the Code. The Allocation Schedule shall be deemed final unless Buyer notifies Sellers in writing that Buyer objects to one or more items reflected in the Allocation Schedule within thirty (30) days after delivery of the Allocation Schedule to Buyer. In the event of any such objection, Sellers and Buyer shall negotiate in good faith to resolve such dispute; provided, however, that if Sellers and Buyer are unable to resolve any dispute with respect to the Allocation Schedule within thirty (30) days after the delivery of Notice to Sellers of Buyer’s objection to the Allocation Schedule, such dispute shall be resolved by an impartial nationally recognized firm of independent certified public accountants to be mutually appointed by Sellers and Buyer. The fees and expenses of such accounting firm shall be borne equally by Sellers and Buyer. Sellers and Buyer agree to file their respective IRS Forms 8594 and all federal, state and local Tax Returns in accordance with the Allocation Schedule.

Article III
REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Sellers represents and warrants to the Buyer as follows:

Section 3.01.      Organization, Qualification and Good Standing. Each Seller is duly organized, validly existing, and in good standing under the laws of the State of Texas. Each Seller is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Each Seller has the corporate power to own its properties and to carry on the Business as now being conducted.

Section 3.02.      Fundamental Documents and Officers and Directors. Each Seller has made available to Buyer complete and correct copies of its Fundamental Documents. Section 3.02 of the Disclosure Schedule contains a list of all of the officers and directors of each Seller.

Section 3.03.      Due Authorization; Execution; Enforceability and ConsentsSection 3.04.. Each Seller has full power, right and authority to enter into and, subject to approval of the shareholders

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of Water Now, perform its respective obligations under this Agreement and each of the other Transaction Documents to which it is a party. The execution, delivery and performance by each Seller of this Agreement, the other Transaction Documents to which it is a Party and the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action of each Seller, other than the approval of the shareholders of Water Now. Subject to obtaining the Water Now Shareholder Approval, this Agreement and each of the other Transaction Documents to which such Seller is a party have been duly executed and delivered by Seller and constitute the valid and binding obligations of such Seller and are enforceable against such Seller in accordance with their respective terms. Except as set forth in Section 3.03 of the Disclosure Schedule (the “Seller Governmental Consents”), no Governmental Permits, approvals or consents of or notifications to any Governmental Body or Persons are necessary in connection with the execution, delivery and performance by such Seller of this Agreement and the other Transaction Documents to which it is a party and the consummation by such Seller of the transactions contemplated hereby and thereby.

Section 3.04.      Subsidiaries. Except for Water Now holding all of the issued and outstanding capital stock of HydraSpin, neither Seller has any Subsidiaries or any stock, partnership interests, limited liability company interests, joint venture interests or other equity interests of whatsoever kind or nature in any other Person. The Business currently engaged in by Sellers has not been conducted or operated by any other Person.

Section 3.05.      Capitalization. Section 3.05 of the Disclosure Schedule lists as of the date hereof the authorized and issued capital stock of Water Now. All of the authorized and outstanding shares of capital stock of Water Now have been duly and validly authorized and issued and are fully paid and nonassessable. All Securities issued by Sellers have been issued in transactions compliant with, or exempt from, all registration and transaction requirements under the Securities Act and the rules and regulations promulgated thereunder and all applicable state securities Laws, and Seller has not violated the Securities Act or any applicable state securities Laws in connection with the issuance of any such Securities or the consummation of this Transaction.

Section 3.06.      Convertible Securities; Revenue Sharing, Options, Etc.

(a)               Except as set forth on Section 3.06(a) of the Disclosure Schedule, Sellers have not issued or granted any outstanding subscriptions, preemptive rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, Securities of Sellers, Encumbrances, rights of first refusal, rights of first offer, proxies, voting trusts, or voting agreements with respect to the sale, issuance or voting of any Securities of Sellers (whether outstanding or issuable upon the conversion, exchange or exercise of outstanding Securities) or obligations to redeem, repurchase or otherwise acquire any Securities of Sellers, pursuant to any Law (other than any limitations or restrictions on transferability under any applicable federal or state securities Laws), any Fundamental Document of Sellers or any Contract to which Sellers are a party or may be bound, or any Contract, agreement or other obligation for the sharing of profits from Sellers’ operations.

(b)               Seller shall provide to Buyer, copies of agreements satisfactory to Buyer, demonstrating agreement for the satisfaction in full of any obligation arising under any agreement or rights disclosed in Section 3.06(b) of the Disclosure Schedule, including but not limited to, the

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satisfaction of all convertible notes of Seller and satisfaction of all obligations under all “Profits Participation Agreements” for any and all HydraSpin units and, upon Closing, the amount anticipated to cover these obligations shall be paid from the Purchase Price out of the Closing Escrow Account by the Escrow Agent as agreed by Buyer and Sellers and Sellers shall direct the Escrow Agent to pay such amounts to the respective third party. Sellers shall provide Buyer copies of all executed agreements resolving the above, if any, and the Escrow Agent shall be directed to provide both Parties confirmation of payments on all such agreements.

Section 3.07.      No Conflicts. The execution, delivery and performance by Sellers of this Agreement and the Transaction Documents to which it is a party, and the consummation by Sellers of the transactions contemplated hereby and thereby, shall not materially violate any Law applicable to Sellers or any of Seller’s respective Assets or materially conflict with, or result in any breach of, any of the terms, conditions or provisions of, or constitute (with notice or lapse of time, or both) a default, or give rise to any right of termination, cancellation or acceleration, or result in the creation of any material Encumbrance upon (a)any of their respective Assets or (b) under any provision of (1) the Transaction Documents, (2) the Seller’s Fundamental Documents, (3) any Governmental Permit or (4) any other Contract to which Seller is a party or by which Seller or their respective Assets is or may be bound, except for such violations, conflicts or breaches of or with respect to clauses (a), (b)(3) and (b)(4), that, individually or in the aggregate, have not had, or are not reasonably likely to have, a Material Adverse Effect, or are disclosed in Section 3.07 of the Disclosure Schedule.

Section 3.08.      Compliance with Applicable Laws; Licenses and Permits. Sellers are in compliance in all material respects with, and conducts the Business in compliance in all material respects with, all applicable Laws, Governmental Permits and Orders. Neither Seller is a party to, bound by or affected by, any Order (or agreement entered into in any administrative, judicial or arbitration proceeding with any Governmental Body) with respect to any of Seller’ Assets, personnel or business activities. Except as set forth in Section 3.08 of the Disclosure Schedule, Seller is not in violation of, or delinquent in respect to, any Order, Laws or Governmental Permits (to which it or its Assets, personnel or business activities are subject), arising out of, resulting from or in any way connected with the operation of either Seller, including Laws relating to equal employment opportunities, fair employment practices, unfair labor practices, terms of employment, occupational health and safety, wage and hour, discrimination, and zoning ordinances and building codes. Sellers have filed with the proper Governmental Bodies all material statements and reports required by all Laws, Governmental Permits and Orders to which such Seller is subject. Except as set forth in Section 3.08 of the Disclosure Schedule, no claim has been made by any Governmental Body or by any customer of Sellers (and no such claim is anticipated) to the effect that the Business fails to comply with any Laws, Governmental Permit or Environmental Law or that a Governmental Permit or Order is necessary in respect thereto. Copies of all notices of violation or statements of such claims of any of the foregoing that Sellers have received since their respective formations have been made available to the Buyer.

Sellers hold, and as of the Closing, Sellers will hold all Governmental Permits necessary for the conduct, ownership, use, occupancy or operation of the Business, all of which are identified in Section 3.08 of the Disclosure Schedule. Sellers have materially complied and are in compliance in all material respects with the terms and conditions of all such Governmental Permits, all of

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which are in full force and effect, and Sellers have not received any notices (written or oral) to the contrary.

Section 3.09.      Financial Statements.

(a)               Water Now’s Quarterly Report on Form 10-Q filed with the Commission on July 17, 2020 contains copies of Sellers’ unaudited consolidated balance sheet as of March 31, 2020 (the “Balance Sheet Date” and the “Balance Sheet”), and the related unaudited statement of operations for the period then ended prepared on the basis, and using principles, consistent with the preparation of the historic audited financial statements (the “Financial Statements”).

(b)               Except as set forth in Section 3.09Section 3.09(b) of the Disclosure Schedule, each of the Financial Statements in all material respects (i) has been prepared in accordance with GAAP, consistently applied throughout the periods indicated, except for the absence of notes thereto as permitted by the rules of the Commission, (ii) as except as set forth in Section 3.09Section 3.09(b) of the Disclosure Schedule, is materially consistent with the Books and Records as at the respective dates thereof, and (iii) fairly presents the financial condition of Sellers at the respective date thereof and for the periods referred to therein, in accordance with GAAP, except as set forth in Section 3.09Section 3.09(b) of the Disclosure Schedule. All Taxes assessable against Sellers and due or payable have been timely and adequately reflected in the Financial Statements, respectively; and all Taxes assessable against Sellers and not yet due and payable have been fully provided for in the Financial Statements, respectively, and Sellers have no Liability except for (i) Liabilities or obligations reflected or reserved against in the Financial Statements, (ii) Liabilities specifically disclosed in any Schedule hereto, (iii) Liabilities under Contracts of the type required to be disclosed by Sellers on any Schedule and so disclosed, respectively. Since the Balance Sheet Date, there has been no material change in any accounting principle, procedure or practice followed by Sellers or in the method of applying such principle, procedure or practice.

(c)               Sellers have no Indebtedness or other Liabilities, whether or not required to be reflected in a balance sheet under GAAP, except (i) as and to the extent reflected or reserved against on the Balance Sheet, (ii) Liabilities arising in the ordinary course of business of Sellers consistent with past practice (other than any such Liabilities arising from breach of contract, breach of warranty, tort, infringement or violation of any Law) since the Balance Sheet Date and (iii) Liabilities set forth in Section 3.09(c) of the Disclosure Schedule.

Section 3.10.      Conduct of Business. Except as set forth in Section 3.10 of the Disclosure Schedule, since the Balance Sheet Date, Sellers have conducted the Business only in the Ordinary Course of Business, and have incurred no material Liabilities other than those incurred in the Ordinary Course of Business, and nothing has had, or is reasonably likely to have, a Material Adverse Effect. Without limiting the foregoing, and except as set forth in Section 3.10 of the Disclosure Schedule or as expressly contemplated by this Agreement or the other Transaction Documents, since the Balance Sheet Date, Sellers have not:

(a)               transferred any material Asset used in the Business (other than in the Ordinary Course of Business), or subjected any material Asset to any Encumbrance or other restriction, except for Permitted Exceptions;

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(b)               (i) transferred, abandoned or permitted to lapse any Governmental Permits that, individually or in the aggregate, are material to the Business or the operation of Sellers, or any of the Intellectual Property or other intangible Assets, or (ii) disclosed any material Confidential Information to any Person (except pursuant to a non-disclosure or similar agreement, or (iii) granted any license or sublicense of any rights under or with respect to any Intellectual Property or other intangible Assets;

(c)               made or granted any material increase in, or materially amended or terminated, any existing plan, program, policy or arrangement, including any Employee Benefit Plan or arrangement, or adopted any new plan, program, policy or arrangement, including any Employee Benefit Plan or arrangement, or entered into any collective bargaining agreement or multi-employer plan;

(d)               conducted the cash management customs and practices (including the timing of collection of Accounts Receivable and payment of accounts payable and other current Liabilities) and maintained the Books and Records of Seller other than in the Ordinary Course of Business;

(e)               suffered any material loss, damage, destruction or casualty loss or waived any rights of material value, whether or not covered by insurance and whether or not in the Ordinary Course of Business;

(f)                received notification that any material customer or supplier will stop or decrease in any material respect the rate of business done with Sellers;

(g)               except as in the Ordinary Course of Business, declared, set aside or paid any Distribution of cash or other Assets to any stockholder of Water Now, or purchased, redeemed or otherwise acquired any Securities of Water Now;

(h)               amended or authorized the amendment of its Fundamental Documents;

(i)                 except as in the Ordinary Course of Business, paid or made a commitment to pay any severance, termination or similar payment to any employee or consultant;

(j)                 except as in the Ordinary Course of Business, made any capital expenditures or entered into commitments therefor;

(k)               made any investment in the Securities of any Person;

(l)                 made any payment or contracted for the payment of any bonus or other compensation or personal expenses, other than (i) as set forth in Section 3.10(1), (ii) wages and salaries and business expenses paid in the Ordinary Course of Business, and (iii) wage and salary adjustments made in the Ordinary Course of Business for employees who are not officers, directors or shareholders;

(m)             except as in the Ordinary Course of Business, made, amended, or entered into any written employment Contract, entered into any at-will employment arrangement or

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created or made any material change in any bonus, stock option, pension, retirement, profit sharing or other employee benefit plan or arrangement;

(n)               entered into any other material transaction, other than in the Ordinary Course of Business; or

(o)               except as in the Ordinary Course of Business, committed to do any of the foregoing.

Section 3.11.      Accounts Receivable and Accounts Payable. Except as set forth in Section 3.11 of the Disclosure Schedule, to the Knowledge of Sellers, the amount of all accounts and notes receivable, unbilled invoices and other debts owed to Sellers (collectively the “Accounts Receivable”) due or recorded in the Books and Records as of the Closing Date will be good and collectible, less the amount of any allowance for bad debt, doubtful receivables reserve or similar adjustment therefore as reflected on the Balance Sheet, in the Ordinary Course of Business. Except to the extent of any allowance for bad debt or doubtful receivables, reserve or similar adjustment as reflected on the Balance Sheet, no Accounts Receivable or other debts are or will, at the Closing Date, be subject to any valid counter-claim or set off. Sellers’ accounts payable set forth on the Balance Sheet, and the accounts payable incurred since the Balance Sheet Date represent trade payables resulting from bona fide transactions incurred in the Ordinary Course of Business.

Section 3.12.      Taxes.

(a)               All material Taxes due and payable by Seller shown on any Tax Return as owing have been paid. The liability for Taxes of Seller reflected in the Financial Statements or the Balance Sheet to provide for the payment of all unpaid Taxes, if any, which, as of the date hereof and as of the Closing Date, were due and unpaid and the appropriate accrual for other unpaid Taxes not yet due (collectively, the “Current Taxes”). Seller has timely filed or caused to be filed, taking into account any valid extensions of due dates, all material Tax Returns which it is required to have filed under the statutes, rules or regulations of such jurisdictions to be filed by them. All deficiencies proposed as a result of any audit by a Governmental Body have been paid, settled or are being contested or appealed, and except as provided in Section 3.12(a) of the Disclosure Schedule, there are no present disputes as to Taxes payable by Seller. Seller has not, nor has Seller, on behalf of Seller, made any agreement, waiver or other arrangement providing for an extension of time with respect to the assessment or collection of any Taxes against it, and Seller is not a party to any action or proceeding by any Governmental Body for the collection or assessment of Taxes. Seller has materially complied or caused to be in material compliance with all applicable requirements of Laws relating to the payment and withholding of Taxes (including withholding of payroll and employment Taxes and Taxes pursuant to Sections 1441 and 1442 of the Code) and has, within the time and manner prescribed by applicable Laws, withheld and paid over to the proper Governmental Bodies all amounts required to be withheld and paid. There are no Encumbrances for Taxes upon the Assets of Seller except for statutory Encumbrances for Taxes not yet due or payable. Seller will not be required to take into income for any period on or after the Closing Date any adjustment under Section 481 of the Code (or any corresponding provision of state or local Tax law) as a result of any change of accounting method for a tax period beginning

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prior to the Closing Date, excluding any change which may be required by law in connection with the transactions contemplated by this Agreement.

(b)               Seller is not a party to or bound by or has any obligation under any Tax sharing or similar agreement or arrangement. Section 3.12Section 3.12(b) of the Disclosure Schedule sets forth all countries, states, provinces, cities, and other jurisdictions in which Seller either (i) has been subject to any Tax at any time during the past four (4) years, (ii) is currently subject to any Tax; or (iii) to the Knowledge of Seller, is or has been during the past four (4) years subject to a claim that Seller is subject to any Tax.

Section 3.13.      Material Contracts.

(a)               Except as set forth in Section 3.13 of the Disclosure Schedule, Sellers are not a party to any written (each, a “Material Contract” and collectively, the “Material Contracts”):

(i)                 Contract for the employment or retention of any officer, individual employee, or other Person on a full-time, part-time, consulting or other basis;

(ii)              Contract relating to Indebtedness or to the mortgaging, pledging or otherwise placing an Encumbrance on any Asset of Seller;

(iii)            Contract under which Seller is the lessee of or the holder or operator of any real or personal property (other than facsimile machines, photocopiers, telephone systems and similar immaterial office equipment) owned by any other Person;

(iv)             Contract under which Seller is the lessor of or permits any third Person to hold or operate any real or personal property owned or controlled by Seller;

(v)               assignment, license or contractual obligation to indemnify or other Contract with respect to any form of intangible Assets, including any Intellectual Property;

(vi)             Contract for the sale of Assets;

(vii)          non-competition or similar Contract which limits Seller from freely engaging in any business anywhere in the world;

(viii)        Contract relating to the distribution, marketing or advertising of Seller products or services; and

(b)               Except as specifically disclosed in Section 3.13(b) of the Disclosure Schedule, Each Seller has performed in all material respects all obligations required to be performed by it and is not in default under or in breach of, nor in receipt of any Claim of default or breach under, any Material Contract to which such Seller is a party or by which any of its respective Assets may be bound; and no event has occurred which with the passage of time or the giving of notice or both would result in such a default or breach under any such Material Contract. To the Knowledge of the Sellers: (i) no other party to any Material Contract to which either Seller is a party or by which any of its Assets may be bound is in default under or in breach of such

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Material Contract; and (ii) no event has occurred which with the passage of time or giving of notice or both would result in a default or breach by such other party under any such Material Contract. There has been made available to the Buyer a copy of each of the Material Contracts listed in Section 3.13(b) of the Disclosure Schedule, together with all amendments, waivers or other changes thereto. With respect to any Material Contracts that require consent of the other parties thereto, the Seller has obtained, or shall obtain on or prior to Closing, any such consents.

Section 3.14.      Owned Real Property. Seller does not own any interest in real property.

Section 3.15.      Leased Real Property.

(a)               Water Now has valid leasehold interests, or will have valid leasehold interests in all of the real property which it holds under the leases described in Section 3.15(a) of the Disclosure Schedule (collectively, the “Leased Real Property”), in each case free and clear of all Encumbrances, except for Permitted Exceptions. Section 3.15(a) of the Disclosure Schedule lists all documentation relating to the Leases, including all lease agreements, memoranda of lease, subleases, guaranties or option or rights of first refusal agreements, together with all amendments, modifications, supplements, renewals and extensions related thereto. Following completion of the transactions contemplated herein, Buyer shall have valid leasehold interests in all of the Leased Real Property, free and clear of all Encumbrances, except for Permitted Exceptions.

(b)               The Leased Real Property constitutes all real properties used or occupied by Sellers in the operation of the Business.

(c)               The Leases are the valid, legal and binding obligations of Sellers and are enforceable in accordance with their respective terms. Except as set forth in Section 3.15(c) of the Disclosure Schedule, no material breach or default has occurred and is continuing under the Leases, and no event has occurred, with notice or lapse of time, or both, that would constitute a material breach or default under the Leases. There are no past or present disputes that affect the enforceability of the Leases. Sellers are not party to any lease demising real property, except the Leases.

(d)               To the Knowledge of Sellers, the buildings, structures and other components of improvements at the Leased Real Property are not, and the operation of the Business and the current use at the Leased Real Property is not, in violation of any zoning or other Laws (including obtaining all approvals of any Governmental Body, including Governmental Permits, required in the operation thereof), except for such violations that, individually or in the aggregate, have not had, or are not reasonably likely to have, a Material Adverse Effect.

(e)               Sellers are not parties to any leases, subleases, licenses, concessions or other Contracts, written or oral, granting to any Person or Persons the right of use or occupancy of any portion of any parcel of Leased Real Property.

(f)                With respect to the Leased Real Property: (i) Seller has all easements and rights necessary to conduct the Business, including access to and from public roads, and there is no pending, threatened action that would materially impair or curtail such access; (ii) the buildings, structures and all other components of improvements at the Leased Real Property, including roofs, foundation, floors and structural elements thereof, heating, ventilation, and air conditioning,

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electrical, mechanical, sewer equipment, systems and facilities included therein, are, to the Knowledge of Sellers, in good operating condition, working order and repair, subject only to ordinary wear and tear; and (iii) the Leased Real Property is supplied with utilities and other services necessary for the operation of such facilities as presently conducted by the Seller.

(g)               With respect to the Leased Real Property: (i) no portion thereof is subject to any pending, threatened or contemplated condemnation proceeding or other proceeding by any Governmental Body; and (ii) no portion thereof has suffered any material damage by fire or other casualty which has not heretofore been completely repaired and restored to its original condition.

Section 3.16.      Personal Property. Section 3.16 of the Disclosure Schedule lists (a) all vehicles used in the Business, including for each vehicle, whether leased or owned, any Indebtedness owed with respect to such vehicle, any Encumbrances, the make, the model, the vehicle identification number, the date placed into service and the odometer reading on a date within ten (10) days of the date hereof, (b) all other fixed Assets owned or leased by, in the possession of, or used by Seller in connection with the Business and having, individually, or in the aggregate with all other similar items, a value in excess of $10,000 and (c) all other tangible and, except as listed on Section 3.16 of the Disclosure Schedule or specifically excluded therefrom, intangible personal property, rights and Assets owned or leased by, in the possession of, or necessary for the conduct of the Business by Seller and having, individually or in the aggregate with all other similar items, a value in excess of $10,000, which list indicates the location of such items. Seller has good and valid title to, or a valid leasehold interest in, or valid license to, all Assets used by Seller in connection with the Business, including all Assets reflected on the Financial Statements (except for changes in the Ordinary Course of Business) and each item listed in Section 3.16 of the Disclosure Schedule, in each case, free and clear of any Encumbrances, other than Permitted Exceptions. The Assets listed in Section 3.16 of the Disclosure Schedule constitute all tangible (individually, or in the aggregate, having a value in excess of $10,000) or intangible personal property, rights and Assets necessary for the conduct of the Business as now conducted, except for those listed on Section 3.16 of the Disclosure Schedule or specifically excluded therefrom. Such tangible personal property is in good condition and repair, subject only to ordinary wear and tear. Except as set forth in Section 3.16 of the Disclosure Schedule, none of the personal property listed in Section 3.16 of the Disclosure Schedule is held under any lease, security agreement or conditional sales contract.

Section 3.17.      Litigation. Except as set forth on Section 3.17 of the Disclosure Schedule, there is no Proceeding pending or threatened against or affecting Sellers or any of their respective Assets, in law or equity (or pending or threatened against any of the officers, directors or key employees of Sellers with respect to the Business), or to which Sellers are otherwise a party, and no acts, facts, circumstances, events or conditions occurred or exist which reasonably form a basis for any such Proceeding. Sellers are not subject to any Order, stipulation or consent of any Governmental Body. Sellers are not engaged in any legal action to recover monies due them or for damages sustained by them in connection with the Business.

Section 3.18.      Intellectual Property. Section 3.18 of the Disclosure Schedule lists all material patents, trademarks and service marks (whether or not registered), tradenames, material copyrights (whether or not registered), licenses, computer software or data (other than off-the-shelf commercial software programs which individually cost under $250 or $1,000 in the

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aggregate), domain name registrations, and registrations or applications for registration of any of the aforementioned rights together with applicable registration and application numbers, owned by or registered in the name of Seller or in which Seller has any rights, licenses, or immunities (collectively, the “Intellectual Property”). Section 3.18 of the Disclosure Schedule also lists all material licenses and other rights granted by Sellers to any third Person with respect to any of the Intellectual Property and material licenses and other rights granted by any third Person to Sellers. Except as set forth in Section 3.18 of the Disclosure Schedule, (i) Sellers own and possess all right, title and interest in and to, or have a valid license to use, and following completion of the transactions contemplated herein, Sellers will own or have a valid license to use, all of the Intellectual Property necessary for the operation of the Business as presently conducted and none of such Intellectual Property has been abandoned; (ii) no Proceeding by any third Person contesting the validity, enforceability, use or ownership of any such Intellectual Property has been made, is currently outstanding or is threatened, and no acts, facts, circumstances, events or conditions have occurred or exist which are a basis for any such Proceeding; (iii) neither Sellers, nor any registered agent, has received any notices of, or has any Knowledge of, any acts, facts, circumstances, events or conditions that have occurred or exist which are a basis for any such allegation of any infringement or misappropriation by, or conflict with, any third Person with respect to such Intellectual Property; (iv) neither Sellers nor any registered agent, has received notice of any Proceeding of infringement, or misappropriation, of or other conflict with any intellectual property rights of any third Person; and (v) to the Knowledge of Sellers, Sellers have not infringed, misappropriated or otherwise violated any intellectual property rights of any third Person, except for such violations that have not had, or are not reasonably likely to have, a Material Adverse Effect, and neither Seller has any Knowledge of any infringement, misappropriation or conflict which will occur as a result of the continued operation of the Business as presently conducted or as currently proposed by Sellers to be conducted.

Section 3.19.      Insurance Policies. Section 3.19 of the Disclosure Schedule lists and describes, including policy numbers, all insurance policies owned by Sellers, copies of such policies have been made available to Buyer. Each insurance policy listed in Section 3.19 of the Disclosure Schedule is in full force and effect. Sellers are not in default under any of the insurance policies listed in Section 3.19 of the Disclosure Schedule. Section 3.19 of the Disclosure Schedule also contains a list of all pending Claims with any insurance company involving Sellers and any instances within the previous five (5) years of a denial of coverage of Sellers by any insurance company.

Section 3.20.      Employee Benefit Matters; Employee Relations.

(a)               “Employee Benefit Plan” means: (i) an “employee pension benefit plan,” as defined in Section 3(2) of ERISA, (ii) an “employee welfare benefit plan,” as defined in Section 3(1) of ERISA, (iii) an employment, consulting, severance or similar contract, plan, program, arrangement or policy, or (iv) any other written plan, program, policy or arrangement providing for benefits, compensation, retention payments, bonuses, fees, profit-sharing, stock option, stock purchase or other stock related rights or other forms of incentive or deferred compensation, change in control benefits, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance programs, disability or sick leave benefits, workers’ compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits that is maintained, administered or contributed to by Seller

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or an ERISA Affiliate of Seller and covers any Business Employee or former Business Employee if such former Business Employee is eligible for or entitled to payment or benefits under such Employee Benefit Plan or with respect to which Seller or any ERISA Affiliate of Seller has any material Liability. Section 3.20(a) of the Disclosure Schedule lists each Employee Benefit Plan.

(b)               Section 3.20(b) of the Disclosure Schedule lists the following with respect to each Business Employee as of June 30, 2020: job location, job title, current annual base salary, bonuses, commissions, years of service, accrued but unused vacation, personal and sick time, whether such Business Employee is actively at work or on leave of absence, disability or medical leave, whether such Business Employee is employed under written Contract and whether such Business Employee is on the payroll of Sellers.

(c)               Except as set forth in Section 3.20(c) of the Disclosure Schedule, Sellers are in compliance in all material respects with all Employee Benefit Plans and each Employee Benefit Plan has been established and at all times maintained, funded, operated and administered in all material respects with its terms and applicable Laws. Sellers shall remain Liable for all requirements of any such Employee Benefit Plan and any impact caused by the Closing of this Transaction. There are no labor or collective bargaining agreements to which Seller or any of its respective ERISA Affiliates, is a party, (ii) there is no labor organization or union that is certified or recognized as the collective bargaining representative for any of the Business Employees, (iii) to the Knowledge of the Seller, no unfair labor practice charges or representation petitions have been filed with the National Labor Relations Board against, or with respect to, the Business Employees, and (iv) Seller is not a party to, or bound by, any agreement for the leasing of employees.

(d)               There are no discrimination charges or administrative Claims pending or , to the Knowledge of Sellers, threatened against Sellers or any of their respective ERISA Affiliates, by or before any Governmental Body that could result in the imposition of any Liability on the Buyer. There are no current OSHA administration Claims pending or, to the Knowledge of Sellers, threatened against Sellers or any of their respective ERISA Affiliates, that could result in the imposition of any Liability on the Buyer. There are no demands for arbitration or grievances pending or , to the Knowledge of Sellers, threatened against Sellers, or any of their respective ERISA Affiliates, that could reasonably be expected to result in the imposition of any Liability on the Buyer. Except as set forth in Section 3.20(d) of the Disclosure Schedule, there are no workers’ compensation Claims pending or, to the Knowledge of Sellers, threatened against Sellers or any of their respective ERISA Affiliates, that could reasonably be expected to result in the imposition of any material Liability on the Buyer, and there exists no Claim, injury, fact, event or condition which would reasonably be expected to give rise to a material claim by any current or former Business Employee (including any dependent or spouse) under any workers’ compensation Laws or programs.

Section 3.21.      Health, Safety and Environmental.

(a)               Sellers have, in all material respects, complied, and are, in all material respects, in compliance, with all Environmental Laws.

(b)               Sellers have no Liability under any Environmental Law, nor are Sellers responsible for any such Liability of any other Person under any Environmental Laws. There will

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be no facts, circumstances or conditions existing, initiated or occurring prior to the Closing Date, which have resulted in Liability to Sellers, or that will result in Liability to Buyer, under any Environmental Laws. There are no pending or threatened Environmental Claims.

(c)               Sellers have been duly issued, and maintain, all Environmental Permits necessary to operate the Business in the Ordinary Course of Business. Section 3.21(c) of the Disclosure Schedule lists all such Environmental Permits, all of which are valid and in full force and effect. Sellers have timely filed applications for all such Environmental Permits not yet obtained. All of the Environmental Permits listed in Section 3.21(c) of the Disclosure Schedule are transferable and none require consent, notification, or other action to remain in full force and effect following consummation of the transactions contemplated hereby.

(d)               The Leased Real Property does not contain (i) underground improvements, including treatment or storage tanks, used currently or, to the Knowledge of Sellers, in the past for the management of Hazardous Materials, (ii) a dump, landfill, filled in lands or wetlands or (iii) PCBs, “toxic mold,” or asbestos-containing materials.

(e)               Except as set forth in Section 3.21(e) of the Disclosure Schedule, Sellers neither possess nor at any time possessed or have seen any environmental assessments, reports, audits or other documents that relate to the environmental condition of the Leased Real Property, compliance with Environmental Laws or any other real property that Sellers formerly owned, operated or leased.

Section 3.22.      Affiliate Transactions. Except as set forth in Section 3.22 of the Disclosure Schedule, and except for (i) compensation and payment of reimbursable expenses incurred in the Ordinary Course of Business to employees of Sellers or (ii) any individual amount not exceeding $20,000, no current or former Affiliate employee or member, manager or officer of Seller is now, or has been since January 1, 2019 (A) a party to any transaction or Contract with Sellers, (B) indebted to Sellers or (C) the direct or indirect owner of an interest in any Person which is a present or potential competitor, supplier or customer of Sellers (except for passive investments in publicly held companies constituting ownership of less than 1% of the total equity interests in such entities). Except as set forth in Section 3.22 of the Disclosure Schedule, no current or former Affiliate of Seller is a guarantor for or otherwise subject to any Liability of Seller. Section 3.22 of the Disclosure Schedule lists all outstanding Related Party Loans.

Section 3.23.      Warranties. Except for warranty Claims made in the Ordinary Course of Business, Sellers have not received notice of a written Claim for breach of service or performance warranty that has been made against Sellers; and no state of facts exists, and no event has occurred, which would reasonably be expected to form the basis of any Proceeding against Sellers for Liability on account of any express or implied warranty to any third Person in connection with services rendered by Sellers.

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Section 3.23.      Solvency. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement, Sellers will be Solvent, on a consolidated basis. For purposes of this Section 3.24, “Solvent” shall mean, with respect to Sellers, that:

(a)               the fair saleable value (determined on a going concern basis) of the assets of Sellers shall be greater than the total amount of Sellers’ Liabilities (including all Liabilities, whether or not reflected in a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed);

(b)               Sellers shall be able to pay its debts and obligations in the Ordinary Course of Business as they become due; and

(c)               Sellers shall have adequate capital to carry on their respective businesses to be conducted immediately following the Closing.

Section 3.25.      SEC Filings. Section 3.26. Since November 2, 2017, Water Now has filed all forms, reports and documents with the United States Securities and Exchange Commission (the “Commission”) required to be filed by it pursuant to federal securities Laws and the Commission rules and regulations thereunder, and all such forms, reports and documents filed with the Commission have complied in all material respects with all applicable requirements of the federal securities Laws and the Commission’s rules and regulations promulgated thereunder. True and complete copies of all forms, reports, registration statements, amendments thereto and other filings filed by Water Now with the Commission since November 2, 2017 and prior to the date hereof (such forms, reports, registration statements and other flings together with any amendments thereto, are sometimes collectively referred to herein as the “Commission Filings”) have heretofore been made available to the Buyer. As of their respective dates, the Commission Filings did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 3.26. Proxy Statement. None of the information supplied or to be supplied by Water Now for inclusion in the Proxy Statement or any amendment or supplement thereto, when first mailed to the shareholders of Water Now, will be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  All documents that the Sellers are responsible for filing with any regulatory or governmental agency in connection with the transaction herein, will comply in all material respects with the provisions of applicable Law.

Section 3.27.      No Misrepresentation. None of the representations or warranties of the Seller set forth in this Agreement, in any of the certificates, schedules, lists, documents, exhibits, or other instruments (including the other Transaction Documents) delivered, or to be delivered, to the Buyer as contemplated by any provision hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading in any material respect.

Section 3.28.      Material Facts. There is no material fact (other than any facts or circumstances that relate primarily to economic conditions in general and the economic

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performance of the entire industry in which Seller is engaged) which has not been disclosed to the Buyer which materially and adversely affects: (a) the Sellers’ ability to consummate the transactions contemplated hereby or (b) the Sellers’ ability to comply in all material respects with their respective obligations under and pursuant to the terms of this Agreement.

Section 3.29.      Brokers. Sellers have not engaged or caused to be incurred any Liability to any finder, broker or sales agent in connection with the origin, negotiation, execution, delivery, or performance of this Agreement, the other Transaction Documents, or the transactions contemplated hereby and thereby.

Article IV
THE BUYER’S REPRESENTATIONS AND WARRANTIES

Parent and the Buyer jointly and severally represent and warrant to the Sellers as follows:

Section 4.01.      Due Organization. The Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas and has full company power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents and to carry out the transactions contemplated hereby and thereby, and has all requisite company power and authority to own its properties and carry on its business in all material respects.

Section 4.02.      Due Authorization; Execution; Enforceability; and Consents. The Buyer has full power, right and authority to enter into and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party. The execution, delivery, and performance of this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary company action of the Buyer. This Agreement and each of the other Transaction Documents to which the Buyer is a party have been duly executed and delivered by the Buyer and constitute the valid and binding obligations of the Buyer and are enforceable against the Buyer in accordance with their respective terms. No Governmental Permits, approvals or consents of or notifications to (a) any Governmental Body or (b) any other Persons are necessary in connection with the execution, delivery and performance by the Buyer of this Agreement and the Transaction Documents and the consummation by the Buyer of the transactions contemplated hereby and thereby.

Section 4.03.      No Defaults or Conflicts. The execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby by the Buyer and performance by the Buyer of its obligations hereunder and thereunder (i) do not result in any violation of Buyer’s Fundamental Documents; (ii) do not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under any indenture, mortgage or loan or any other agreement or instrument to which the Buyer is a party or by which it is bound or to which its properties may be subject; and (iii) do not violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Body having jurisdiction over the Buyer or any of its properties; provided, however, that no representation or warranty is made in the foregoing clauses (ii) or (iii) with respect to matters that

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would not reasonably be expected, individually or in the aggregate, to materially impair the Buyer’s ability to effect the transactions contemplated hereby and thereby.

Article V
COVENANTS

Section 5.01.      General. Subject to the terms and conditions of this Agreement, each of the parties to this Agreement will use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under this Agreement and applicable Laws to consummate the transactions contemplated by this Agreement as soon as practicable after the date hereof, including (a) preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain as promptly as practicable all financing, consents, waivers, licenses, orders, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any governmental authority in order to consummate the transactions contemplated by this Agreement; and (b) taking all reasonable steps as may be necessary to obtain all such financing, consents, waivers, licenses, registrations, permits, authorizations, orders and approvals. With respect to Material Contracts that require the consent of the other parties thereto to the transactions contemplated by this Agreement and the other Transaction Documents, Sellers have obtained, or shall use commercially reasonable efforts to obtain on or prior to the Closing, all such consents.

Section 5.02.      Confidentiality. Sellers agree to (a) treat and hold as such all Confidential Information, (b) refrain from using any of the Confidential Information except in connection with this Agreement, or otherwise for the benefit of Sellers, the Buyer or their respective Affiliates, and (iii) following the Closing, deliver promptly to the Buyer or destroy, at the written request and option of the Buyer, all tangible embodiments (and all copies) of the Confidential Information which are in Seller’s possession, except as otherwise permitted herein. If Sellers are requested or required (by oral question or written request for information or documents in any Proceeding) to disclose any Confidential Information, Sellers will notify and consult with the Buyer promptly upon receipt of the request or becoming aware of the requirement.

Section 5.03.      Additional Tax Matters.

(a)               In the case of any taxable period that includes (but does not end on) the Closing Date (a “Straddle Period”), the amount of any Taxes based on or measured by income or receipts of Sellers for all tax periods ending on or before the Closing Date and the portion through the end of the Closing Date for any taxable period that includes (but does not end on) the Closing Date (the “Pre-Closing Tax Period”) shall be determined based on an interim closing of the books as of the close of business on the Closing Date (and for such purpose, the taxable period of any partnership or other pass-through entity in which Sellers hold a beneficial interest shall be deemed to terminate at such time) and the amount of other Taxes of Sellers for a Straddle Period that relates to the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period

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ending on the Closing Date and the denominator of which is the number of days in such Straddle Period.

(b)               Each Party shall cooperate fully, as and to the extent reasonably requested by any other Party, in connection with the filing of Tax Returns pursuant to this Section 5.03 and any audit, litigation, or other Proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other Party's request) the provision of records and information that are reasonably relevant to any such audit, litigation, or other Proceeding, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Each Party agrees (A) to retain all Books and Records with respect to Tax matters relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by the Buyer, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other Parties reasonable written notice prior to transferring, destroying, or discarding any such Books and Records and, if the Buyer so requests, the Seller shall allow the Buyer to take possession of such Books and Records.

Section 5.04.      Conduct of Business Prior to Closing. Unless the Buyer otherwise agrees in writing, between the date of this Agreement and the Closing Date the Sellers will: (i) conduct its respective Business only in the Ordinary Course of Business; (ii) use reasonable efforts to preserve substantially intact the business organization of their Business; and (iii) use reasonable efforts to preserve its Assets and current relationships with its customers, suppliers, distributors and other persons with which it has significant business relationships. Between the date of this Agreement and the Closing Date, except in the Ordinary Course of Business, Sellers will not do any of the following without the prior written consent of the Buyer:

(a)               grant any pledge, Encumbrance, security interest, mortgage, charge, adverse claim of ownership or use, or other Encumbrance of any kind on any properties or Assets (whether tangible or intangible) of Sellers;

(b)               establish or increase any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit, or otherwise materially increase the compensation payable to or to become payable to any employees or officers of Sellers, except as may be required by Law;

(c)               enter into any employment or severance agreement with any of the employees of Sellers or enter into any consulting, contracting or similar agreement or arrangement with any consultant, independent contractor or other non-employee of Sellers;

(d)               sell, assign, transfer, lease or otherwise dispose of any Assets of Sellers;

(e)               (i) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof, or (ii) other than to the extent the same will be repaid in connection with the Closing, incur any Indebtedness or otherwise

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as an accommodation, or become responsible for the obligations of any person or make loans or advances;

(f)                change any method of accounting or accounting practice used by Sellers, other than such changes as are required by GAAP;

(g)       without providing Buyer written notice, issue any additional equity interests in Seller or securities convertible into or exchangeable for such equity interests, or issue or grant any options, warrants, calls, subscription rights or other rights of any kind to acquire additional equity interests, such other equity interests or such securities;

(h)       amend such Seller’s certificate of formation or bylaws;

(i)       authorize, declare or pay any Distributions; or

(j)       enter into an agreement to do any of the foregoing.

Sellers shall maintain their cash management practices and policies, practices and procedures with respect to collection of trade accounts receivable, establishment of reserves for uncollectible accounts, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits in accordance with past customer and practice and applicable GAAP. Sellers shall provide to Buyer copies of agreements reasonably satisfactory to Buyer, demonstrating the satisfaction in full, at Closing, of any obligation arising under any agreement or rights disclosed in Section 5.04 of the Disclosure Schedule. Sellers shall provide Buyer copies of all executed agreements and confirmation of payments on all such agreements.

Section 5.05.      Public Announcements. Prior to the Closing, no Party or any Affiliate or representative of any Party shall issue or cause the publication of press releases or public announcement in respect of this Agreement without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law or stock exchange rules, in which case the Party required to publish such press release or public announcement or make such other communication shall use commercially reasonable efforts to provide the other Party a reasonable opportunity to comment on such press release or public announcement in advance of such publication or such other communication in advance of the time it is made. The foregoing notwithstanding, the Parties agree that following the execution of this Agreement, the Parties shall work to issue an initial press release concerning the transaction in form and at a time mutually acceptable to both Parties. Nothing herein shall prohibit Buyer from discussing the contemplated transaction with those parties necessary to effect the Closing and gain all approvals, financing and commercial benefit of the transaction provided all such discussions are in compliance with all Laws.

Section 5.06.      Guarantees; Commitments.

(a)               From and after the Closing and in accordance with the provisions Article VI, Seller shall indemnify and hold harmless Buyer and each of Buyer’s Affiliates, directors, officers, managers, members, employees, representatives, attorneys, accountants, advisors, agents and equity holders against any post-Closing Indemnifiable Costs that Buyer, Seller and their

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respective Affiliates, directors, officers, employees, representatives, attorneys, accountants, advisors, agents and equity holders suffer, incur or are liable for by reason of or arising out of or in consequence of: (i) any of Buyer and Buyer’s Affiliates, directors, officers, managers, members, employees, representatives, attorneys, accountants, advisors, agents and equity holders issuing, making payment under, being required to pay or reimburse the issuer of, or being party to, any guarantee, indemnity, surety bond, letter of credit, bank guarantee, consumer financing arrangements, or other similar commitment, understanding, agreement or obligation relating to the Business, including but not limited to any and all Revenue Sharing Agreements and convertible notes (collectively, the "Indemnified Guarantees"); (ii) any claim or demand for payment made on Buyer or any of Buyer’s respective Affiliates with respect to any of the Indemnified Guarantees; or (iii) any Claim or proceeding by any Person who is or claims to be entitled to the benefit of or claims to be entitled to payment, reimbursement or indemnity with respect to any Indemnified Guarantees.

(b)               Prior to the Closing, Sellers shall use their reasonable best efforts to cause themselves to be released, in each case effective as of the Closing or (if such release cannot be effected as of the Closing) as soon as possible after the Closing, in respect of all obligations of Sellers under each of the guarantees, indemnities, surety bonds, letters of credit, bank guarantee, agreements, consumer financing arrangements and other similar commitments, understandings, agreements and other obligations of such Persons related to the Business, including but not limited to any and all Revenue Sharing Agreements and convertible notes.

Section 5.07.      Post-Closing Restrictions on Sellers.

(a)               Sellers agree that they will not and will cause its Affiliates not to, during the period beginning on the date hereof and ending on the fifth anniversary of the Closing Date, directly or indirectly, for any reason, without the prior written consent of Buyer:

(i)                 hire any person who is at or prior to Closing employed by Sellers, including any of the Business Employees, or call on or otherwise solicit any such person with the purpose or intent of attracting that person from such employment; provided that Sellers may make general solicitations not specifically targeted at persons employed by Buyer or its Subsidiaries, or hire any person responding to such solicitation; or

(ii)              engage in any business that competes with the Business, as conducted by Sellers as of the Closing Date, in the United States; provided that this Section 5.07(c)(ii) will not prohibit (A) the acquisition or ownership of any securities constituting less than 5% of the equity of any entity or (B) the acquisition and resulting ownership of any entity for which the revenues derived from such business constitute less than 5% of the consolidated revenues of such entity and its Subsidiaries.

(b)               The Parties each acknowledge and agree that: (i) the provisions of this Section 5.07 impose reasonable restraints on Sellers in light of the activities and business of Sellers on the date hereof and the current business plans of Sellers; (ii) the covenants in this Section 5.07 are intended by each Party to, and will, be construed as an agreement independent of any other provision in this Agreement and will not be affected by any breach of any other provision hereof by any Party, and the existence of any claim or cause of action of Sellers against Buyer, whether

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predicated on this Agreement or otherwise, will not constitute a defense to the enforcement by Buyer of any of the covenants in this Section 5.07; (iii) this Section 5.07 is a material and substantial part of the transactions contemplated by this Agreement; and (iv) the provisions of Section 7.12 shall be applicable to the enforcement of Buyer’s rights under this Section 5.07.

(c)               It is the intention of each of the Parties that if any of the restrictions or covenants contained in Section 5.07(c)(ii) is held by a court of competent jurisdiction to cover a geographic area or to be for a length of time that is not permitted by Law, or is in any way construed by a court of competent jurisdiction to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under Law, a court of competent jurisdiction shall construe and interpret or reform such Section 5.07(c)(ii) to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained in Section 5.07(c)(ii)) as shall be valid and enforceable under such Law. Sellers acknowledge that any breach of the terms, conditions or covenants set forth in Section 5.07(c)(ii) shall be competitively unfair and may cause irreparable damage to Buyer.

Section 5.08.      Cease of Use of Seller Names. Sellers shall (a) following the Closing, not use the trademarks or service marks or any other tradename of Sellers including but not limited to Water Now, HydraSpin, USA, HydraSpin, or any similar term in its name and (b) within a reasonable time following the Closing, change their names to delete any reference to the same and take such actions as are necessary to consummate such name changes, including the making of any filings with any appropriate Governmental Body as shall be necessary to amend its Fundamental Documents or amend any of its qualifications in all applicable jurisdictions to reflect such changes of name. Buyer shall have all of Sellers’ rights to use and adopt such names.

Section 5.09.      Further Assurances. At any time and from time to time after the Closing, Sellers shall, at the request of Buyer and without further consideration and to the extent permitted by applicable Law, execute and deliver such further instruments or documents and take all such further action as Buyer may reasonably request in order to evidence or otherwise implement the consummation of this Agreement; provided, however, that nothing in this Section 5.09 shall require Sellers to pay any consent fee (or make any other payment to a counterparty), or prohibit the dissolution of Sellers.

Section 5.10.      Customer and Other Business Relationships. After the Closing, Sellers will not interfere with Buyer in its efforts to continue and maintain for the benefit of Buyer those business relationships of Sellers existing prior to the Closing and relating to the Business to be operated by Buyer after the Closing, including relationships with lessors, employees, regulatory authorities, licensors, customers, suppliers and others, and Sellers will satisfy all of its remaining Liabilities in a manner that is not detrimental to any of such relationships. Sellers will refer to Buyer all inquiries relating to such business. Sellers shall not take any action that would tend to diminish the value of the Assets after the Closing or that would interfere with the business of Sellers or Buyer to be engaged in after the Closing, including disparaging the name or business of Sellers or Buyer.

Section 5.11.      Removing Excluded Assets. Within a reasonable time following the Closing Date, Sellers shall remove all Excluded Assets from all Leased Real Property to be

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occupied by Buyer. Such removal shall be done in such manner as to avoid any damage to the Leased Real Property and other properties to be occupied by Buyer and minimize any disruption of the business operations to be conducted by Buyer after the Closing. Any damage to the Assets or to the Leased Real Property resulting from such removal shall be paid by Sellers at the Closing. Should Sellers fail to remove the Excluded Assets as required by this Section, Buyer shall have the right, but not the obligation, (a) to remove the Excluded Assets at Sellers’ sole cost and expense; (b) to store the Excluded Assets and to charge Sellers all storage costs associated therewith; (c) to treat the Excluded Assets as unclaimed and to proceed to dispose of the same under the laws governing unclaimed property; or (d) to exercise any other right or remedy conferred by this Agreement or otherwise available at law or in equity. Sellers shall promptly reimburse Buyer for all costs and expenses incurred by Buyer in connection with any Excluded Assets not removed by Sellers within a reasonable time following the Closing Date.

Section 5.12.      Reports and Returns. Sellers shall promptly after the Closing prepare and file all reports and returns required by Law relating to the business of Sellers as conducted using the Assets, to and including the Effective Date.

Section 5.13.      Retention of and Access to Records. After the Closing Date, Sellers shall retain for a period consistent with Sellers’ record-retention policies and practices those Records of Sellers relating to the Business. Sellers also shall provide Buyer and its Representatives reasonable access thereto, during normal business hours and on at least three (3) days’ prior written notice, to enable them to prepare financial statements or tax returns or deal with tax audits.

Section 5.14.      Employees of Sellers. As of the Closing Date, the employment of all employees of Sellers shall be terminated, and Buyer shall rehire such employees on such terms as it deems appropriate.

Section 5.15.      No Negotiations.

(a)               Until such time, if any, as this Agreement is terminated pursuant to Section 7.01, Sellers will, and will cause each of their Affiliates or any of their Representatives not to, directly or indirectly solicit, initiate or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to any Person (other than Buyer) relating to an Acquisition Proposal.

(b)               As used herein, the term “Acquisition Proposal” means any binding or non-binding agreement, expression of interest, inquiry, offer, proposal, plan, understanding or arrangement contemplating (i) a merger or consolidation involving Sellers; (ii) the sale, lease or other disposition, directly or indirectly, by merger, consolidation, sale of equity securities, share or interest exchange or otherwise, of all or a significant portion of the assets or equity securities of Sellers or the Business; (iii) the sale or other disposition by Sellers (including by way of merger, consolidation, share or interest exchange or any similar transaction) or issuance of securities (or options, rights or warrants to purchase, or securities convertible into, such securities) of Sellers, or (iv) the recapitalization, restructuring, liquidation, or dissolution of Sellers.

(c)               Notwithstanding the provision of Section 5.15 (a), prior to the occurrence of the approval of the transactions contemplated hereby by the Water Now shareholders, Water

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Now may withhold, withdraw, amend or modify its approval of this Agreement if it receives a bona fide third-party, unsolicited written Acquisition Proposal that Water Now’s board of directors reasonably concludes in good faith, after consultation with outside legal counsel, constitutes or would constitute a superior Acquisition Proposal, which if accepted, is reasonably likely to be consummated (taking into account all legal, financial and regulatory aspects of the proposal, the likelihood of the proposal being financed and the Person making the proposal), and would, if consummated, result in a transaction more favorable to Water Now’s stockholders from a financial point of view than the transactions contemplated by this Agreement.

Section 5.16.      Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the other Transaction Documents (including any real property transfer Tax and any other similar Tax) shall be borne and paid by Buyer when due. Buyer shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Sellers shall cooperate with respect thereto as reasonably necessary).

Article VI
INDEMNIFICATION

Section 6.01.      Indemnification. Indemnification of the Buyer. Except as provided in Section 6.05 and Section 6.06, from and after the Closing Date, the Sellers shall indemnify, defend and hold harmless the Buyer and its Affiliates and their respective shareholders, members, partners, officers, directors, agents and Representatives (collectively, the “Buyer Indemnified Parties”) from and against any and all Indemnifiable Costs incurred in enforcing this Section 6.01 or in connection with, related to or arising out of:

(i)                 misrepresentation or breach of any representation or warranty given or made by Sellers pursuant to this Agreement;

(ii)              any nonfulfillment or breach of any obligation, covenant or agreement on the part of Sellers contained in this Agreement;

(iii)            any Liability other than Assumed Liabilities; and

(iv)             any Claims against Buyer by the shareholders, directors, officers and/or employees of the Sellers.

Section 6.02.      Indemnification of the Sellers. Except as provided in Section 6.05 and Section 6.06, from and after the Closing, the Buyer shall indemnify, defend and hold harmless the Sellers, and their respective shareholders, partners, officers, directors, agents and Representatives (collectively, the “Seller Indemnified Parties” and together with the Buyer Indemnified Parties, each an “Indemnified Party” and collectively, the “Indemnified Parties”) from and against any and all Indemnifiable Costs incurred in enforcing this Section 6.02 or in connection with, related to or arising out of:

(i)                 misrepresentation or breach of any representation or warranty given or made by the Buyer pursuant to this Agreement; and

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(ii)               any nonfulfillment or breach of any obligation, covenant or agreement on the part of the Buyer contained in this Agreement.

Section 6.03.      Defense of Claims.

(a)               Against any Buyer Indemnified Party.

(i)                 If any legal Proceeding shall be instituted, or any Claim made, against any Buyer Indemnified Party in respect of which Sellers may be liable hereunder (collectively, the “Seller Indemnifying Parties”), the Buyer Indemnified Party shall give prompt written notice (but not less than thirty (30) calendar days following such Buyer Indemnified Party’s Knowledge of such claim) thereof to the Sellers and, except as otherwise provided in Section 6.04, the Sellers shall have the right to assume the defense of any such Proceeding or Claim at its sole cost and expense and the Buyer Indemnified Party shall extend reasonable cooperation in connection with such defense; provided however, that if in the reasonable judgment of the Buyer, the Seller Indemnifying Parties and the Buyer have potentially conflicting defenses in such Proceeding or Claim, or such Proceeding or Claim would have a material ongoing effect on the Buyer Indemnified Parties, or any successors thereto, the Buyer shall have the right to defend any such Proceeding or Claim at Buyer’s sole cost and expense, and the Seller Indemnifying Parties shall extend reasonable cooperation in connection with such defense.

(ii)              If the Sellers fails or refuses to assume the defense of such Proceeding or Claim within a reasonable length of time, the Buyer Indemnified Parties shall be entitled to defend the same, and the Seller Indemnifying Parties shall be liable to repay the Buyer Indemnified Parties for all Indemnifiable Costs incurred in connection with said defense (including settlement payments).

(b)               Against the Seller.

(i)                 If any legal Proceeding shall be instituted, or any Claim made, against a Seller Indemnified Party in respect of which the Buyer may be liable hereunder, the Seller Indemnified Party shall give prompt written notice thereof (but not less than ten calendar days following such Seller Indemnified Party’s Knowledge of such claim) to the Buyer and, except as otherwise provided in Section 6.04, the Buyer shall have the right to assume the defense of any such Proceeding or Claim at its sole cost and expense and the Seller Indemnified Party shall extend reasonable cooperation in connection with such defense.

(ii)              If the Buyer fails or refuses to assume the defense of such Proceeding or Claim within a reasonable length of time, the Seller Indemnified Parties shall be entitled to defend the same, and the Buyer shall be liable to repay the Seller Indemnified Parties for all Indemnifiable Costs incurred in connection with said defense (including settlement payments).

Section 6.04.      Tax Indemnification, Etc. Notwithstanding any other provision herein, the Sellers shall indemnify, defend and hold harmless the Buyer Indemnified Parties from and against any Indemnifiable Costs relating or attributable to (i) all Taxes (or the non-payment thereof) of Sellers for the Pre-Closing Tax Period or Pre-Closing Tax Period portion of a Straddle

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Tax Period and (ii) any and all Taxes of any Person imposed on Buyer as a transferee or successor, by Contract or pursuant to any Law (but excluding any Taxes payable by Buyer pursuant to Section 5.17), which Taxes relate to an event or transaction occurring on or prior to the Closing. The Sellers shall reimburse the Buyer Indemnified Party for any Taxes of Sellers that are the responsibility of the Sellers pursuant to this Section 6.04 within fifteen (15) Business Days after payment of such Taxes by the Buyer Indemnified Party.

Section 6.05.      Survival. The representations and warranties contained in this Agreement or the other Transaction Documents, shall survive the Closing until the date that is 12 months following the Closing Date. The covenants and other agreements of the Parties contained in this Agreement and the other Transaction Documents shall survive the Closing Date until they are otherwise terminated by their terms or until dissolution of the Sellers. The period from the Closing until the date upon which any representation or warranty contained herein shall terminate, if any, is referred to herein as the “Survival Period.”

(a)               No Indemnified Party shall be entitled to make any Claim with respect to such representations or warranties after the expiration of the applicable Survival Period, except that each Claim initiated by an Indemnified Party prior to the expiration of the applicable Survival Period shall survive until it is settled or resolved.

(b)               All indemnification rights hereunder shall survive the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby indefinitely.

Section 6.06.      Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.

Section 6.07.      Escrow Account.

(a)               Buyer and Seller shall enter into an escrow agreement, substantially in the form of Exhibit B, to be dated and executed prior to the Closing Date between Sellers, Buyer and the Retention Escrow Agent, with respect to the Retention Escrow Amount (the “Escrow Agreement”). Any amounts owing in respect of Indemnifiable Costs owed by Sellers to Buyer Indemnified Parties shall be limited to the extent of the remaining portion of the Retention Escrow Amount then held in the Retention Escrow Account. Sellers shall have no liability for any Indemnifiable Costs to the extent Claims therefor exceed such remaining portion of the Retention Escrow Amount then held in the Retention Escrow Account.

(b)               Subject to the provisions of the Escrow Agreement, Sellers hereby acknowledges and consents to the Buyer Indemnified Parties’ right to collect from the Retention

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Escrow Account the amount of any Losses payable to any Buyer Indemnified Party by Sellers in accordance with this Agreement.

(c)               Subject to the provisions of the Escrow Agreement, Buyer acknowledges, that Sellers shall be entitled to all proceeds of the Retention Escrow Account that remain after the term of the Escrow Agreement.

Section 6.08.      Limitations Regarding Indemnification.

(a)               No Buyer Indemnified Party shall be entitled to indemnification hereunder unless and until the aggregate amount of all Indemnifiable Costs exceeds $25,000, whereupon Sellers, jointly and severally, shall be liable for all Indemnifiable Costs in excess of such amount.

(b)               All Indemnifiable Costs sought by any Party hereunder shall be net of any insurance proceeds received by such Person with respect to such Claim or tax benefits to the extent actually received by such Person as a result of an indemnified claim, net of the costs of collection of such insurance proceeds or tax claim.

(c)               Each party agrees to use reasonable efforts to mitigate any liability that may result in a claim for Indemnifiable Costs hereunder.

(d)               FROM AND AFTER THE CLOSING, THE REMEDIES OF THE PARTIES SPECIFICALLY PROVIDED BY THIS ARTICLE VI SHALL BE THE SOLE AND EXCLUSIVE REMEDIES OF THE PARTIES FOR ALL MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL LIMIT A PARTY’S RIGHT TO SEEK SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF IN CONNECTION WITH ANOTHER PARTY’S OBLIGATIONS UNDER THIS AGREEMENT, IT BEING ACKNOWLEDGED THAT MONETARY DAMAGES DUE TO THE NON-DEFAULTING PARTY IN SUCH CASE MAY NOT BE ADEQUATELY DETERMINED AT LAW.

Article VII
MISCELLANEOUS

Section 7.01.      Termination. This Agreement may be terminated at any time prior to the Closing:

(a)               By mutual written consent of Sellers and Buyer;

(b)               By either Buyer, on the one hand, or Sellers, on the other hand, if there has been a breach on the part of the other Party(ies) in the representations and warranties or covenants set forth in this Agreement, or if events have occurred which have made it impossible to satisfy a condition precedent to the terminating Party’s obligations to consummate the transactions contemplated hereby, unless such terminating Party’s willful breach of this Agreement has caused the condition to be unsatisfied;

(c)               By either Sellers or Buyer if the Closing has not occurred on or prior to October 31, 2020 (the “Outside Date”), by reason of the failure of any condition precedent under

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Article II hereof; provided that neither Buyer nor Sellers will be entitled to terminate this Agreement pursuant to this Section 7.01(c) if such Person’s willful breach of this Agreement has prevented satisfaction of the conditions or the consummation of the transactions contemplated hereby at or prior to such time; or

(d)               By any Party if the Water Now Shareholder Approval is not obtained on or before the Outside Date.

(e)               By Sellers pursuant to: (i) the provisions of Section 5.16 (c), provided, however, shall Sellers terminate pursuant to circumstances arising out of such provision, Sellers shall pay to Buyer a break-up fee equal to (a) all amounts provided to Sellers as Deposits (including but not limited to the deposit provided for on execution of the letter of intent and the additional sum of Fifty Thousand Dollars ($50,000) provided on July 29th, 2020) plus (b) the sum of Three Million Dollars ($3,000,000.00); or (ii) pursuant to the provisions of Section 7.01 (a) or (d), provided, however, Buyer and Seller shall mutually agree as to the application of the Deposits to Sellers.

Section 7.02.      Effect of Termination. In the event of termination of this Agreement by either Buyer or Sellers as provided above, this Agreement will become void and there will be no liability on the part of any Party to this Agreement to any other Party, except that nothing herein will relieve any Party from any breach of this Agreement prior to such termination.

Section 7.03.      Parent Guaranty. Parent hereby guarantees, jointly and severally with Buyer, all obligations of Buyer hereunder.

Section 7.04.      Amendments and Modifications; Waivers. Any amendment, change, supplement or other modification of this Agreement or to the Transaction Documents shall be void unless in writing and signed by the Buyer and the Sellers. No failure or delay by any Party in exercising any right, power or privilege (and no course of dealing between or among any of the Parties) shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent or other default. No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

Section 7.05.      Notices. All notices and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other parties):

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If to Parent or Buyer:

RigMax H2O, LLC

504 Medical Center Drive, Suite 300

Conroe, Texas 77304

Attention: Truman Wright, Chief Executive Officer

Tel. No.: 281-889-3361

Email: Truman.Wright@rigmax.com

With a copy to:

Selman Munson & Lerner, P.C.

9821 Katy Freeway, Suite 875

Houston, Texas 77024

Attention: Joseph L. Page

Fax No.: 713. 827.1413

Tel No.: 713. 400.1553

Email: JPage@SelmanMunson.com

If to the Sellers:

Water Now, Inc.

5000 South Freeway, Suite 110

Fort Worth, Texas 76115

Attention: David King, Chief Executive Officer

Tel. No.: 817.900-9184

Email: dgktex@yahoo.com

With a copy to:

Gray Reed & McGraw LLP

1601 Elm Street, Suite 4600

Dallas, Texas 75201

Attention: George L. Diamond

Fax No.: 214.953.1332
Tel No.: 214.954.4135

Email: gdiamond@grayreed.com and

Any such notice or communication shall be deemed to have been received (i) when delivered, if personally delivered, (ii) when sent, if sent by facsimile, email or telecopy during normal business hours on a Business Day (or, if not sent during normal business hours on a Business Day, on the next Business Day after the date sent by facsimile or telecopy), and (iii) on

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the next Business Day after dispatch, if sent by nationally recognized, overnight courier guaranteeing next Business Day delivery.

Section 7.06.      No Third Party Beneficiaries; Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns in accordance with the terms hereof. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the Parties or their respective heirs, successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. This Agreement and a Party’s rights and obligations hereunder shall not be assignable by any Party without the prior written consent of the other Parties.

Section 7.07.      Entire Agreement. This Agreement, the Disclosure Schedule and the other Transaction Documents, constitute the entire agreement between the Parties and supersede all prior and contemporaneous agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof and thereof. Buyer has not relied on anything other than the foregoing documents.

Section 7.08.      Governing Law; Waiver of Jury Trial; and Consent to Jurisdiction. Governing Law.

(a)               This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

(b)               Any dispute or controversy arising in connection with this Agreement or the transactions contemplated by this Agreement, if not settled finally by mutual agreement of the parties, shall be settled finally by arbitration. Any such arbitration shall be conducted in Houston, Texas, pursuant to the commercial rules of arbitration of the American Arbitration Association then in effect. Judgment upon any award rendered pursuant to such arbitration may be entered in any court of competent jurisdiction or application may be made to any such court for enforcement of any such award and the entry of whatever orders are necessary for enforcement thereof.

(c)               EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ITS OR HIS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF. EACH OF THE PARTIES ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT OR HE HAS REVIEWED OR HAD THE OPPORTUNITY TO

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REVIEW THIS WAIVER WITH ITS OR HIS RESPECTIVE LEGAL COUNSEL, AND THAT IT OR HE KNOWINGLY AND VOLUNTARILY WAIVES ITS OR HIS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 7.09.      Invalid Provisions. If any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable, this Agreement shall be considered divisible and inoperative as to such provision to the extent it is deemed to be illegal, invalid or unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable there shall be added hereto automatically a provision as similar as possible to such illegal, invalid or unenforceable provision and be legal, valid and enforceable. Further, should any provision contained in this Agreement ever be reformed or rewritten by any judicial body of competent jurisdiction, such provision as so reformed or rewritten shall be binding upon all Parties.

Section 7.10.      Counterparts; Electronic Transmission. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which collectively shall constitute one instrument, and in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. Signatures of a Party to this Agreement or other Transaction Documents which are sent to the other Parties by electronic transmission shall be binding as evidence of acceptance of the terms hereof or thereof by such signatory Party, with originals to be circulated to the other Parties in due course.

Section 7.11.      Expenses. Whether or not the Closing takes place, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such costs and expenses unless expressly otherwise provided in this Agreement.

Section 7.12.      No Admission. Nothing herein shall be deemed an admission by Sellers or any of their respective Affiliates, in any Action or proceeding involving a third party, that such third party is or is not in breach or violation of, or in default in, the performance or observance of any term or provision of any contract.

[signature page follows]

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IN WITNESS WHEREOF, each Party has executed, or caused to be executed, this Asset Purchase Agreement as of the date and year first above written.

PARENT:

RigMax, LLC
a Texas limited liability company

By:	/s/ Truman Wright
Truman Wright
President

BUYER:

RigMax H20, LLC
a Texas limited liability company

By:	/s/ Truman Wright
Truman Wright
President

SELLERS:

WATER NOW, INC.
a Texas corporation

By:	/s/ David E. King
David E. King
CEO

HYDRASPIN, INC.
a Texas corporation

By:	/s/ David E. King
David E. King
CEO

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Exhibit “A”

Key Business Employees

David King

Terry Griffin

Thomas Olson

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Exhibit “B”

Escrow Agreement

Agreement shall be agreed upon by and between Sellers and Buyer on or before August 28, 2020 and executed prior to Closing

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Annex B

PLAN OF LIQUIDATION OF WATER NOW, INC.

This Plan of Liquidation (the “Plan”) is intended to accomplish the liquidation of Water Now, Inc., a Texas corporation (the “Company”), in accordance with Subchapter K of Chapter 21, including Sections 21.501 through 21.504, Chapter 11, and other applicable provisions of the Texas Business Organizations Code (the “TBOC”).

1.       Approval and Adoption of Plan. This Plan shall be effective when all of the following steps have been completed:

(a)	the sole director of the Company (the “Director”) has adopted resolutions deeming it advisable and in the best interest of the shareholders of the Company to (i) liquidate the Company; (ii) adopt this Plan; and (iii) call a special meeting (the “Meeting”) of the shareholders of the Company to approve the liquidation of the Company, including but not limited to the sale of all or substantially all of the Company’s operating assets to RigMax, LLC, a Texas limited liability company (the “Parent”), and RigMax H2O, LLC, a Texas limited liability company and a wholly owned subsidiary of the Parent (the “Asset Sale”), and adopt this Plan;

(b)	the liquidation of the Company, including the Asset Sale, has been approved by and this Plan has been adopted by the requisite vote of the Company’s shareholders at a special meeting of the shareholders of the Company; and

(c)	the Asset Sale has closed and the Company has received the purchase price payable thereunder. Upon the receipt by the Company of the purchase price payable pursuant to the Asset Sale, this Plan shall constitute the adopted Plan of the Company as of such date (the “Effective Date”).

2.       Liquidation Process. After the Effective Date and subject to Sections 11.052 and 11.053 and other applicable provisions of the TBOC, the Company shall take such steps as the Board, in its absolute discretion, deems necessary, appropriate, or advisable in order to liquidate the Company’s operations, including, but not limited to:

(a)	the collection and sale of all or substantially off the Company’s non-cash assets, in one or more transactions, including the Asset Sale (subject to approval of the Asset Sale by the shareholders of the Company);

(b)	the payment of the Company’s outstanding liabilities and obligations, or, if the assets of the Company are not sufficient to discharge all of its liabilities and obligations, to apply the Company’s assets, to the extent possible, to the just and equitable discharge of such liabilities and obligations;

(c)	the making of any provisions as are reasonably likely to be sufficient to provide compensation for any claims against the Company;

(d)	the distribution of the Company’s assets to its shareholders;

(e)	the continuation of the Company’s business in whole or in part for the limited period necessary to avoid unreasonable loss of the Company’s property or business, including the maintenance of the Company’s existence for the purposes of seeking a combination or merger;

(f)	the prosecution or defense of any action against the Company; and
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(g)	the cessation of the Company’s business activities and the withdrawal of the Company from any jurisdiction in which itis qualified to do business.

No further vote or action by the Company’s shareholders shall be necessary to approve any such steps, and to the extent that any such steps have already been taken (including in connection with the Asset Sale), such steps are hereby ratified and approved.

3.       Expenses of Liquidation. In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Director, pay any brokerage, agency, professional, legal, and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan. Adoption of this Plan shall constitute approval of such payments by the shareholders of the Company.

4.       Employees and Independent Contractors. In connection with effecting the liquidation of the Company and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Director, hire or retain such employees, consultants, independent contractors, agents and advisors as the Director deems necessary or desirable to supervise or facilitate the liquidation. The Company may, in the absolute discretion of the Director, but subject to applicable legal and regulatory requirements, pay the Company’s officers, director, employees, consultants, independent contractors, agents, advisors and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, as severance, bonus, or in any other form, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan shall constitute approval of any such compensation by the shareholders of the Company.

5.       Indemnification. The Company shall continue to indemnify its officers, directors, employees, and agents in accordance with its certificate of incorporation, bylaws, and contractual arrangements as therein or elsewhere provided, the Company’s existing directors’ and officers’ liability insurance policy and applicable law, and such indemnification shall apply to acts or omissions of such persons in connection with the implementation of this Plan and the winding up of the affairs of the Company. The Board is authorized to obtain and maintain insurance as may be necessary to cover the Company’s indemnification obligations.

6.       Tax Matters. It is intended that any distributions to the shareholders pursuant to this Plan shall be treated as distributions in complete liquidation of the Company for the purposes of Sections 331 and 336 of the Internal Revenue Code of 1986, as amended (the “Code”) and for this Plan to constitute a plan of complete liquidation for the purpose of Section 346(a) of the Code. This Plan shall be deemed to authorize the taking of such action as the Board determines may be necessary to conform with the provisions of said Sections 331 and 336 and the Treasury regulations promulgated thereunder. The Company’s officers shall be authorized to cause the Company to make such elections for tax purposes as are deemed appropriate and in the best interest of the Company. Within thirty (30) days after the Effective Date, the Company shall file with the Internal Revenue Service an appropriate statement of corporate dissolution on IRS Form 966, as required by Section 6043 of the Code, and such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with this Plan and the carrying out thereof. The Company shall make arrangements authorizing one or more representatives or agents to maintain such Company records as may be appropriate for purposes of any tax audit of the Company occurring during the process of liquidation.

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7.       Power of the Director and Officers. The Director is hereby authorized, without further action by the Company’s shareholders, to do and perform, or cause the officers of the Company to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, in the absolute discretion of the Director, to implement this Plan and the transactions contemplated hereby, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up its affairs.

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Annex C

TEXAS BUSINESS ORGANIZATIONS CODE

CHAPTER 10. MERGERS, INTEREST EXCHANGES, CONVERSIONS,

AND SALES OF ASSETS

SUBCHAPTER H. RIGHTS OF DISSENTING OWNERS

Sec. 10.351. APPLICABILITY OF SUBCHAPTER

(a)	This subchapter does not apply to a fundamental business transaction of a domestic entity if, immediately before the effective date of the fundamental business transaction, all of the ownership interests of the entity otherwise entitled to rights to dissent and appraisal under this code are held by one owner or only by the owners who approved the fundamental business transaction.
(b)	This subchapter applies only to a “domestic entity subject to dissenters’ rights,” as defined in Section 1.002. That term includes a domestic for-profit corporation, professional corporation, professional association, and real estate investment trust. Except as provided in Subsection (c), that term does not include a partnership or limited liability company.
(c)	The governing documents of a partnership or a limited liability company may provide that its owners are entitled to the rights of dissent and appraisal provided by this subchapter, subject to any modification to those rights as provided by the entity’s governing documents.

Sec. 10.352. DEFINITIONS. In this subchapter:

(1)	“Dissenting owner” means an owner of an ownership interest in a domestic entity subject to dissenters’ rights who:
(A)	provides notice under Section 10.356; and
(B)	complies with the requirements for perfecting that owner’s right to dissent under this subchapter.
(2)	“Responsible organization” means:
(A)	the organization responsible for:
(i)	the provision of notices under this subchapter; and
(ii)	the primary obligation of paying the fair value for an ownership interest held by a dissenting owner;
(B)	with respect to a merger or conversion:
(i)	for matters occurring before the merger or conversion, the organization that is merging or converting; and
(ii)	for matters occurring after the merger or conversion, the surviving or new organization that is primarily obligated for the payment of the fair value of the dissenting owner’s ownership interest in the merger or conversion;
(C)	with respect to an interest exchange, the organization the ownership interests of which are being acquired in the interest exchange;
(D)	with respect to the sale of all or substantially all of the assets of an organization, the organization the assets of which are to be transferred by sale or in another manner; and
(E)	with respect to an amendment to a domestic for-profit corporation’s certificate of formation described by Section 10.354(a)(1)(G), the corporation.

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Sec. 10.353. FORM AND VALIDITY OF NOTICE.

(a)	Notice required under this subchapter:
(1)	must be in writing; and
(2)	may be mailed, hand-delivered, or delivered by courier or electronic transmission.
(b)	Failure to provide notice as required by this subchapter does not invalidate any action taken.

Sec. 10.354. RIGHTS OF DISSENT AND APPRAISAL.

(a)	Subject to Subsection (b), an owner of an ownership interest in a domestic entity subject to dissenters’ rights is entitled to:
(1)	dissent from:
(A)	a plan of merger to which the domestic entity is a party if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of merger;
(B)	a sale of all or substantially all of the assets of the domestic entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the sale;
(C)	a plan of exchange in which the ownership interest of the owner is to be acquired;
(D)	a plan of conversion in which the domestic entity is the converting entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of conversion;
(E)	a merger effected under Section 10.006 in which:
(i)	the owner is entitled to vote on the merger; or
(ii)	the ownership interest of the owner is converted or exchanged;
(F)	a merger effected under Section 21.459(c) in which the shares of the shareholders are converted or exchanged; or
(G)	if the owner owns shares that were entitled to vote on the amendment, an amendment to a domestic for-profit corporation’s certificate of formation to:
(i)	add the provisions required by Section 3.007(e) to elect to be a public benefit corporation; or
(ii)	delete the provisions required by Section 3.007(e), which in effect cancels the corporation’s election to be a public benefit corporation; and
(2)	subject to compliance with the procedures set forth in this subchapter, obtain the fair value of that ownership interest through an appraisal.
(b)	Notwithstanding Subsection (a), subject to Subsection (c), an owner may not dissent from a plan of merger or conversion in which there is a single surviving or new domestic entity or non-code organization, or from a plan of exchange, if:
(1)	the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner:
(A)	in the case of a plan of merger, conversion, or exchange, other than a plan of merger pursuant to Section 21.459(c), is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate, are either:
(i)	listed on a national securities exchange; or
(ii)	held of record by at least 2,000 owners; or
(B)	in the case of a plan of merger pursuant to Section 21.459(c), is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that, immediately before the date the board of directors of the corporation that issued the
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ownership interest held, directly or indirectly, by the owner approves the plan of merger, are either:

(i)	listed on a national securities exchange; or
(ii)	held of record by at least 2,000 owners; or
(2)	the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and
(3)	the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than:
(A)	ownership interests, or depository receipts in respect of ownership interests, of a domestic entity or non-code organization of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are:
(i)	listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or
(ii)	held of record by at least 2,000 owners;
(B)	cash instead of fractional ownership interests, or fractional depository receipts in respect of ownership interests, the owner would otherwise be entitled to receive; or
(C)	any combination of the ownership interests, or fractional depository receipts in respect of ownership interests, and cash described by Paragraphs (A) and (B).
(c)	Subsection (b) shall not apply to a domestic entity that is a subsidiary with respect to a merger under Section 10.006.
(d)	Notwithstanding Subsection (a), an owner of an ownership interest in a domestic for-profit corporation subject to dissenters’ rights may not dissent from an amendment to the corporation’s certificate of formation described by Subsection (a)(1)(G) if the shares held by the owner are part of a class or series of shares, on the record date set for purposes of determining which owners are entitled to vote on the amendment:
(1)	listed on a national securities exchange; or
(2)	held of record by at least 2,000 owners.

Sec. 10.355. NOTICE OF RIGHT OF DISSENT AND APPRAISAL.

(a)	A domestic entity subject to dissenters’ rights that takes or proposes to take an action regarding which an owner has a right to dissent and obtain an appraisal under Section 10.354 shall notify each affected owner of the owner’s rights under that section if:
(1)	the action or proposed action is submitted to a vote of the owners at a meeting; or
(2)	approval of the action or proposed action is obtained by written consent of the owners instead of being submitted to a vote of the owners.
(b)	If a parent organization effects a merger under Section 10.006 and a subsidiary organization that is a party to the merger is a domestic entity subject to dissenters’ rights, the responsible organization shall notify the owners of that subsidiary organization who have a right to dissent to the merger under Section 10.354 of their rights under this subchapter not later than the 10th day after the effective date of the merger. The notice must also include a copy of the certificate of merger and a statement that the merger has become effective.

(b-1) If a corporation effects a merger under Section 21.459(c), the responsible organization shall notify the shareholders of that corporation who have a right to dissent to the plan of merger under Section 10.354 of their rights under this subchapter not later than the 10th day after the effective date of the merger. Notice required under this subsection that is given to shareholders before the effective date

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of the merger may, but is not required to, contain a statement of the merger’s effective date. If the notice is not given to the shareholders until on or after the effective date of the merger, the notice must contain a statement of the merger’s effective date.

(c)	A notice required to be provided under Subsection (a), (b), or (b-1) must:
(1)	be accompanied by a copy of this subchapter; and
(2)	advise the owner of the location of the responsible organization’s principal executive offices to which a notice required under Section 10.356(b)(1) or a demand under Section 10.356(b)(3), or both, may be provided.
(d)	In addition to the requirements prescribed by Subsection (c), a notice required to be provided:
(1)	under Subsection (a)(1) must accompany the notice of the meeting to consider the action;
(2)	under Subsection (a)(2) must be provided to:
(A)	each owner who consents in writing to the action before the owner delivers the written consent; and
(B)	each owner who is entitled to vote on the action and does not consent in writing to the action before the 11th day after the date the action takes effect; and
(3)	under Subsection (b-1) must be provided:
(A)	if given before the consummation of the offer described by Section 21.459(c)(2), to each shareholder to whom that offer is made; or
(B)	if given after the consummation of the offer described by Section 21.459(c)(2), to each shareholder who did not tender the shareholder’s shares in that offer.
(e)	Not later than the 10th day after the date an action described by Subsection (a)(1) takes effect, the responsible organization shall give notice that the action has been effected to each owner who voted against the action and sent notice under Section 10.356(b)(1).
(f)	If the notice given under Subsection (b-1) did not include a statement of the effective date of the merger, the responsible organization shall, not later than the 10th day after the effective date, give a second notice to the shareholders notifying them of the merger’s effective date. If the second notice is given after the later of the date on which the offer described by Section 21.459(c)(2) is consummated or the 20th day after the date notice under Subsection (b-1) is given, then the second notice is required to be given to only those shareholders who have made a demand under Section 10.356(b)(3).

Sec. 10.356. PROCEDURE FOR DISSENT BY OWNERS AS TO ACTIONS; PERFECTION OF RIGHT OF DISSENT AND APPRAISAL.

(a)	An owner of an ownership interest of a domestic entity subject to dissenters’ rights who has the right to dissent and appraisal from any of the actions referred to in Section 10.354 may exercise that right to dissent and appraisal only by complying with the procedures specified in this subchapter. An owner’s right of dissent and appraisal under Section 10.354 may be exercised by an owner only with respect to an ownership interest that is not voted in favor of the action.
(b)	To perfect the owner’s rights of dissent and appraisal under Section 10.354, an owner:
(1)	if the proposed action is to be submitted to a vote of the owners at a meeting, must give to the domestic entity a written notice of objection to the action that:
(A)	is addressed to the entity’s president and secretary;
(B)	states that the owner’s right to dissent will be exercised if the action takes effect;
(C)	provides an address to which notice of effectiveness of the action should be delivered or mailed; and
(D)	is delivered to the entity’s principal executive offices before the meeting;
(2)	with respect to the ownership interest for which the rights of dissent and appraisal are sought:
(A)	must vote against the action if the owner is entitled to vote on the action and the action is approved at a meeting of the owners; and
(B)	may not consent to the action if the action is approved by written consent; and
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(3)	must give to the responsible organization a demand in writing that:
(A)	is addressed to the president and secretary of the responsible organization;
(B)	demands payment of the fair value of the ownership interests for which the rights of dissent and appraisal are sought;
(C)	provides to the responsible organization an address to which a notice relating to the dissent and appraisal procedures under this subchapter may be sent;
(D)	states the number and class of the ownership interests of the domestic entity owned by the owner and the fair value of the ownership interests as estimated by the owner; and
(E)	is delivered to the responsible organization at its principal executive offices at the following time:
(i)	not later than the 20th day after the date the responsible organization sends to the owner the notice required by Section 10.355(e) that the action has taken effect, if the action was approved by a vote of the owners at a meeting;
(ii)	not later than the 20th day after the date the responsible organization sends to the owner the notice required by Section 10.355(d)(2) that the action has taken effect, if the action was approved by the written consent of the owners;
(iii)	not later than the 20th day after the date the responsible organization sends to the owner a notice that the merger was effected, if the action is a merger effected under Section 10.006; or
(iv)	not later than the 20th day after the date the responsible organization gives to the shareholder the notice required by Section 10.355(b-1) or the date of the consummation of the offer described by Section 21.459(c)(2), whichever is later, if the action is a merger effected under Section 21.459(c).
(c)	An owner who does not make a demand within the period required by Subsection (b)(3)(E) or, if Subsection (b)(1) is applicable, does not give the notice of objection before the meeting of the owners is bound by the action and is not entitled to exercise the rights of dissent and appraisal under Section 10.354.
(d)	Not later than the 20th day after the date an owner makes a demand under Subsection (b)(3), the owner must submit to the responsible organization any certificates representing the ownership interest to which the demand relates for purposes of making a notation on the certificates that a demand for the payment of the fair value of an ownership interest has been made under this section. An owner’s failure to submit the certificates within the required period has the effect of terminating, at the option of the responsible organization, the owner’s rights to dissent and appraisal under Section 10.354 unless a court, for good cause shown, directs otherwise.
(e)	If a domestic entity and responsible organization satisfy the requirements of this subchapter relating to the rights of owners of ownership interests in the entity to dissent to an action and seek appraisal of those ownership interests, an owner of an ownership interest who fails to perfect that owner’s right of dissent in accordance with this subchapter may not bring suit to recover the value of the ownership interest or money damages relating to the action.

Sec. 10.357. WITHDRAWAL OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST.

(a)	An owner may withdraw a demand for the payment of the fair value of an ownership interest made under Section 10.356 before:

(1) payment for the ownership interest has been made under Sections 10.358 and 10.361; or

(2) a petition has been filed under Section 10.361.

(b)	Unless the responsible organization consents to the withdrawal of the demand, an owner may not withdraw a demand for payment under Subsection (a) after either of the events specified in Subsections (a)(1) and (2).

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Sec. 10.358. RESPONSE BY ORGANIZATION TO NOTICE OF DISSENT AND DEMAND FOR FAIR VALUE BY DISSENTING OWNER.

(a)	Not later than the 20th day after the date a responsible organization receives a demand for payment made by a dissenting owner in accordance with Section 10.356(b)(3), the responsible organization shall respond to the dissenting owner in writing by:
(1)	accepting the amount claimed in the demand as the fair value of the ownership interests specified in the notice; or
(2)	rejecting the demand and including in the response the requirements prescribed by Subsection (c).
(b)	If the responsible organization accepts the amount claimed in the demand, the responsible organization shall pay the amount not later than the 90th day after the date the action that is the subject of the demand was effected if the owner delivers to the responsible organization:
(1)	endorsed certificates representing the ownership interests if the ownership interests are certificated; or
(2)	signed assignments of the ownership interests if the ownership interests are uncertificated.
(c)	If the responsible organization rejects the amount claimed in the demand, the responsible organization shall provide to the owner:
(1)	an estimate by the responsible organization of the fair value of the ownership interests; and
(2)	an offer to pay the amount of the estimate provided under Subdivision (1).
(d)	If the dissenting owner decides to accept the offer made by the responsible organization under Subsection (c)(2), the owner must provide to the responsible organization notice of the acceptance of the offer not later than the 90th day after the date the action that is the subject of the demand took effect.
(e)	If, not later than the 90th day after the date the action that is the subject of the demand took effect, a dissenting owner accepts an offer made by a responsible organization under Subsection (c)(2) or a dissenting owner and a responsible organization reach an agreement on the fair value of the ownership interests, the responsible organization shall pay the agreed amount not later than the 120th day after the date the action that is the subject of the demand took effect, if the dissenting owner delivers to the responsible organization:
(1)	endorsed certificates representing the ownership interests if the ownership interests are certificated; or
(2)	signed assignments of the ownership interests if the ownership interests are uncertificated.

Sec. 10.359. RECORD OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST.

(a)	A responsible organization shall note in the organization’s ownership interest records maintained under Section 3.151 the receipt of a demand for payment from any dissenting owner made under Section 10.356.
(b)	If an ownership interest that is the subject of a demand for payment made under Section 10.356 is transferred, a new certificate representing that ownership interest must contain:
(1)	a reference to the demand; and
(2)	the name of the original dissenting owner of the ownership interest.

Sec. 10.360. RIGHTS OF TRANSFEREE OF CERTAIN OWNERSHIP INTEREST.

A transferee of an ownership interest that is the subject of a demand for payment made under Section 10.356 does not acquire additional rights with respect to the responsible organization following the transfer. The transferee has only the rights the original dissenting owner had with respect to the responsible organization after making the demand.

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Sec. 10.361. PROCEEDING TO DETERMINE FAIR VALUE OF OWNERSHIP INTEREST AND OWNERS ENTITLED TO PAYMENT; APPOINTMENT OF APPRAISERS.

(a)	If a responsible organization rejects the amount demanded by a dissenting owner under Section 10.358 and the dissenting owner and responsible organization are unable to reach an agreement relating to the fair value of the ownership interests within the period prescribed by Section 10.358(d), the dissenting owner or responsible organization may file a petition requesting a finding and determination of the fair value of the owner’s ownership interests in a court in:
(1)	the county in which the organization’s principal office is located in this state; or
(2)	the county in which the organization’s registered office is located in this state, if the organization does not have a business office in this state.
(b)	A petition described by Subsection (a) must be filed not later than the 60th day after the expiration of the period required by Section 10.358(d).
(c)	On the filing of a petition by an owner under Subsection (a), service of a copy of the petition shall be made to the responsible organization. Not later than the 10th day after the date a responsible organization receives service under this subsection, the responsible organization shall file with the clerk of the court in which the petition was filed a list containing the names and addresses of each owner of the organization who has demanded payment for ownership interests under Section 10.356 and with whom agreement as to the value of the ownership interests has not been reached with the responsible organization. If the responsible organization files a petition under Subsection (a), the petition must be accompanied by this list.
(d)	The clerk of the court in which a petition is filed under this section shall provide by registered mail notice of the time and place set for the hearing to:
(1)	the responsible organization; and
(2)	each owner named on the list described by Subsection (c) at the address shown for the owner on the list.
(e)	The court shall:
(1)	determine which owners have:
(A)	perfected their rights by complying with this subchapter; and
(B)	become subsequently entitled to receive payment for the fair value of their ownership interests; and
(2)	appoint one or more qualified appraisers to determine the fair value of the ownership interests of the owners described by Subdivision (1).
(f)	The court shall approve the form of a notice required to be provided under this section. The judgment of the court is final and binding on the responsible organization, any other organization obligated to make payment under this subchapter for an ownership interest, and each owner who is notified as required by this section.
(g)	The beneficial owner of an ownership interest subject to dissenters’ rights held in a voting trust or by a nominee on the beneficial owner’s behalf may file a petition described by Subsection (a) if no agreement between the dissenting owner of the ownership interest and the responsible organization has been reached within the period prescribed by Section 10.358(d). When the beneficial owner files a petition described by Subsection (a):
(1)	the beneficial owner shall at that time be considered, for purposes of this subchapter, the owner, the dissenting owner, and the holder of the ownership interest subject to the petition; and
(2)	the dissenting owner who demanded payment under Section 10.356 has no further rights regarding the ownership interest subject to the petition.

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Sec. 10.362. COMPUTATION AND DETERMINATION OF FAIR VALUE OF OWNERSHIP INTEREST.

(a)	For purposes of this subchapter, the fair value of an ownership interest of a domestic entity subject to dissenters’ rights is the value of the ownership interest on the date preceding the date of the action that is the subject of the appraisal. Any appreciation or depreciation in the value of the ownership interest occurring in anticipation of the proposed action or as a result of the action must be specifically excluded from the computation of the fair value of the ownership interest.
(b)	In computing the fair value of an ownership interest under this subchapter, consideration must be given to the value of the domestic entity as a going concern without including in the computation of value any control premium, any minority ownership discount, or any discount for lack of marketability. If the domestic entity has different classes or series of ownership interests, the relative rights and preferences of and limitations placed on the class or series of ownership interests, other than relative voting rights, held by the dissenting owner must be taken into account in the computation of value.
(c)	The determination of the fair value of an ownership interest made for purposes of this subchapter may not be used for purposes of making a determination of the fair value of that ownership interest for another purpose or of the fair value of another ownership interest, including for purposes of determining any minority or liquidity discount that might apply to a sale of an ownership interest.

Sec. 10.363. POWERS AND DUTIES OF APPRAISER; APPRAISAL PROCEDURES.

(a)	An appraiser appointed under Section 10.361 has the power and authority that:
(1)	is granted by the court in the order appointing the appraiser; and
(2)	may be conferred by a court to a master in chancery as provided by Rule 171, Texas Rules of Civil Procedure.
(b)	The appraiser shall:
(1)	determine the fair value of an ownership interest of an owner adjudged by the court to be entitled to payment for the ownership interest; and
(2)	file with the court a report of that determination.
(c)	The appraiser is entitled to examine the books and records of a responsible organization and may conduct investigations as the appraiser considers appropriate. A dissenting owner or responsible organization may submit to an appraiser evidence or other information relevant to the determination of the fair value of the ownership interest required by Subsection (b)(1).
(d)	The clerk of the court appointing the appraiser shall provide notice of the filing of the report under Subsection (b) to each dissenting owner named in the list filed under Section 10.361 and the responsible organization.

Sec. 10.364. OBJECTION TO APPRAISAL; HEARING.

(a)	A dissenting owner or responsible organization may object, based on the law or the facts, to all or part of an appraisal report containing the fair value of an ownership interest determined under Section 10.363(b).
(b)	If an objection to a report is raised under Subsection (a), the court shall hold a hearing to determine the fair value of the ownership interest that is the subject of the report. After the hearing, the court shall require the responsible organization to pay to the holders of the ownership interest the amount of the determined value with interest, accruing from the 91st day after the date the applicable action for which the owner elected to dissent was effected until the date of the judgment.
(c)	Interest under Subsection (b) accrues at the same rate as is provided for the accrual of prejudgment interest in civil cases.
(d)	The responsible organization shall:
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(1)	immediately pay the amount of the judgment to a holder of an uncertificated ownership interest; and
(2)	pay the amount of the judgment to a holder of a certificated ownership interest immediately after the certificate holder surrenders to the responsible organization an endorsed certificate representing the ownership interest.
(e)	On payment of the judgment, the dissenting owner does not have an interest in the:
(1)	ownership interest for which the payment is made; or
(2)	responsible organization with respect to that ownership interest.

Sec. 10.365. COURT COSTS; COMPENSATION FOR APPRAISER.

(a)	An appraiser appointed under Section 10.361 is entitled to a reasonable fee payable from court costs.
(b)	All court costs shall be allocated between the responsible organization and the dissenting owners in the manner that the court determines to be fair and equitable.

Sec. 10.366. STATUS OF OWNERSHIP INTEREST HELD OR FORMERLY HELD BY DISSENTING OWNER.

(a)	An ownership interest of an organization acquired by a responsible organization under this subchapter:
(1)	in the case of a merger, conversion, or interest exchange, shall be held or disposed of as provided in the plan of merger, conversion, or interest exchange; and
(2)	in any other case, may be held or disposed of by the responsible organization in the same manner as other ownership interests acquired by the organization or held in its treasury.
(b)	An owner who has demanded payment for the owner’s ownership interest under Section 10.356 is not entitled to vote or exercise any other rights of an owner with respect to the ownership interest except the right to:
(1)	receive payment for the ownership interest under this subchapter; and
(2)	bring an appropriate action to obtain relief on the ground that the action to which the demand relates would be or was fraudulent.
(c)	An ownership interest for which payment has been demanded under Section 10.356 may not be considered outstanding for purposes of any subsequent vote or action.

Sec. 10.367. RIGHTS OF OWNERS FOLLOWING TERMINATION OF RIGHT OF DISSENT.

(a)	The rights of a dissenting owner terminate if:
(1)	the owner withdraws the demand under Section 10.356;
(2)	the owner’s right of dissent is terminated under Section 10.356;
(3)	a petition is not filed within the period required by Section 10.361; or
(4)	after a hearing held under Section 10.361, the court adjudges that the owner is not entitled to elect to dissent from an action under this subchapter.
(b)	On termination of the right of dissent under this section:
(1)	the dissenting owner and all persons claiming a right under the owner are conclusively presumed to have approved and ratified the action to which the owner dissented and are bound by that action;
(2)	the owner’s right to be paid the fair value of the owner’s ownership interests ceases;
(3)	the owner’s status as an owner of those ownership interests is restored, as if the owner’s demand for payment of the fair value of the ownership interests had not been made under Section 10.356, if the owner’s ownership interests were not canceled, converted, or exchanged as a result of the action or a subsequent action;
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(4)	the dissenting owner is entitled to receive the same cash, property, rights, and other consideration received by owners of the same class and series of ownership interests held by the owner, as if the owner’s demand for payment of the fair value of the ownership interests had not been made under Section 10.356, if the owner’s ownership interests were canceled, converted, or exchanged as a result of the action or a subsequent action;
(5)	any action of the domestic entity taken after the date of the demand for payment by the owner under Section 10.356 will not be considered ineffective or invalid because of the restoration of the owner’s ownership interests or the other rights or entitlements of the owner under this subsection; and
(6)	the dissenting owner is entitled to receive dividends or other distributions made after the date of the owner’s payment demand under Section 10.356, to owners of the same class and series of ownership interests held by the owner as if the demand had not been made, subject to any change in or adjustment to the ownership interests because of an action taken by the domestic entity after the date of the demand.

Sec. 10.368. EXCLUSIVITY OF REMEDY OF DISSENT AND APPRAISAL.

In the absence of fraud in the transaction, any right of an owner of an ownership interest to dissent from an action and obtain the fair value of the ownership interest under this subchapter is the exclusive remedy for recovery of:

(1)	the value of the ownership interest; or
(2)	money damages to the owner with respect to the action.

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Annex D

ESCROW AGREEMENT

This ESCROW AGREEMENT (this “Escrow Agreement”), dated as of _______. 2020 is made by and among RigMax LLC, a Texas limited liability company (“Parent”), RigMax H2O, LLC, a Texas limited liability company (“Buyer”), Water Now, Inc., a Texas corporation (“Water Now”), by and on behalf of itself and its subsidiary company, HydraSpin USA, Inc., a Texas corporation (“HydraSpin”, and collectively with Water Now, “Sellers” or individually a “Seller”), David G. King, a resident of the State of Texas and acting in his individual capacity (“King”), and Securities Transfer Corporation, a Texas Corporation, as escrow agent (“Escrow Agent”).

RECITALS

A.       Parent, Buyer and Sellers have entered into that certain Asset Purchase and Sale Agreement (the “Purchase Agreement”), dated as of July 31, 2020, pursuant to which Sellers have agreed to cause to be sold to Buyer substantially all of Sellers’ assets. Capitalized terms used in this Escrow Agreement and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

B.       In order to comply with the terms of Section 2.02 of the Purchase Price, including subparagraphs (a)-(c) thereunder, and to secure certain indemnification obligations of Sellers under under Section 5.06 and Article 6 of the Purchase Agreement, the parties hereto desire to establish the Closing Escrow Account and the Retention Escrow Account to provide for the holding, administration and disbursement of the Purchase Price and the Retention Escrow Amount, respectively, in accordance with this Escrow Agreement.

C.       Parent, Buyer, Sellers and King hereby acknowledge that Escrow Agent is not a party to, is not bound by, and has no duties or obligations under, the Purchase Agreement, that all references in this Escrow Agreement to the Purchase Agreement are for convenience, and that Escrow Agent shall have no implied duties beyond the express duties set forth in this Escrow Agreement.

AGREEMENT

In consideration of the promises and agreements of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Establishment of Escrow Account and Retention Escrow Account

1.1              Parent, Buyer, Sellers and King hereby appoint Escrow Agent as the escrow agent under this Escrow Agreement and Escrow Agent accepts such appointment in accordance with the terms and conditions set forth herein.

1.2              Parent and Buyer, in accordance with the provisions of Section 2.02 of the Purchase Agreement, shall deliver the Purchase Price (the “Closing Escrow Amount”) to the Escrow Agent and the Escrow Agent shall acknowledge receipt thereof. The Escrow Agent agrees to deposit the

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Closing Escrow Amount into the Closing Escrow Account and to hold, safeguard and disburse the Closing Escrow Amount pursuant to the terms and conditions hereof.

1.3              Upon receipt of the Closing Escrow Amount, the Escrow Agent shall immediately transfer from the Closing Escrow Account the Retention Escrow Amount into the Retention Escrow Account and shall acknowledge transfer and deposit of same. The Escrow Agent further agrees to hold, safeguard and disburse the Retention Escrow Amount pursuant to the terms and conditions hereof.

2.        Establishment of Bank Accounts

The Escrow Agent shall establish non-interest bank accounts at the branch of ____________ (the “Bank Accounts”). The purpose of the Bank Accounts is for (a) the deposit of the Closing Escrow Amount and the Retention Escrow Amount, respectively, (b) the holding of such amounts pending certain events as established herein, and (c) the disbursement of such amounts, all as described herein.

Except as otherwise agreed to by the Escrow Agent, in its sole discretion, the Escrow Agent shall not accept funds for deposit into the Bank Accounts from persons who are not a party to this Escrow Agreement.

The Closing Escrow Amount shall be deposited by Parent and/or Buyer into the below Bank Account:

Title: [STC as Escrow Agent for Water Now, Inc. Closing Escrow Account]

Routing Number:

Account Number:

The Retention Escrow Amount shall be transferred and deposited by the Escrow Agent into the below Bank Account:

Title: [STC as Escrow Agent for Water Now, Inc. Retention Escrow Account]

Routing Number:

Account Number:

3.        Disbursements

3.1       Closing Escrow Amount. On the Closing Date, Parent, Buyer and Water Now shall deliver to the Escrow Agent a jointly executed flow of funds memorandum (the "Memorandum") detailing the initial disbursement of funds on deposit in the Closing Escrow Account (the “Initial Disbursement”). The Initial Disbursement shall take place on the Closing Date. The Memorandum shall list all vendors, debt holders, service providers, Sellers' employees, governmental agencies, and all other third parties that Parent, Buyer and Water Now mutually agree are to be paid from funds available in the Closing Escrow Account.  All funds remaining on deposit in the Closing Escrow Account subsequent to the completion of the Initial

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Disbursement shall be used to effect the winding up and dissolution of the Sellers and shall be distributed in accordance with written instructions to be provided solely by Water Now.

3.2       Retention Escrow Amount. In the event Buyer determines that it is entitled to make a claim for indemnification under Article 6 of the Purchase Agreement from any Seller Indemnifying Party (an “Escrow Claim”), it shall give written notice of such Escrow Claim (an “Escrow Notice”) to the Escrow Agent simultaneously with delivery of notice to Water Now and King. The Escrow Notice shall specify Buyer’s good faith estimate of the possible dollar amount of such Escrow Claim. Upon receipt of such Escrow Notice, Escrow Agent will segregate Buyer’s estimated amount (the “Segregated Funds”) that may be necessary to satisfy the liability of the Indemnifying Parties for the Escrow Claim. King, when presented with an Escrow Notice, shall give written notice to Buyer and Escrow Agent disputing such Escrow Claim within 7 calendar days following receipt of the Escrow Notice (the “Response Notice”). If King has not provided written notice of disputing the Escrow Claim or a portion thereof (on behalf of the Indemnifying Parties) within the 7 days, the Escrow Claim shall be deemed accepted and the Escrow Agent shall disburse to Buyer from the Segregated Funds the dollar amount claimed in the undisputed portion, if any, of the Escrow Notice. Escrow Agent shall not be required to inquire into or consider whether an Escrow Claim complies with the requirements of the Purchase Agreement. If the Escrow Claim, or a portion thereof, is disputed by King (on behalf of any Indemnifying Parties) (a “Disputed Claim”), any Segregated Funds relating to the disputed portion of the Escrow Claim will continue to be segregated by Escrow Agent until the Escrow Agent is otherwise directed pursuant to a Final Determination. A “Final Determination” shall mean (i) a joint written instruction executed and delivered by Buyer and King to Escrow Agent or (ii) a copy of a final binding arbitration decision pursuant to Section 7.08 (b) of the Purchase Agreement, which establishes Buyer’s right (or lack thereof) to payment with respect to the disputed portion of the Escrow Claim. Any portion of the Segregated Funds which is in excess of the amount to be distributed to Buyer pursuant to a Final Determination will be returned to the Retention Escrow Amount and shall no longer be deemed Segregated Funds.

3.3       Disbursement of Retention Escrow Amount on the First Anniversary. Escrow Agent is instructed to distribute to King 100% of the funds remaining in the Retention Escrow Account, less the Segregated Funds, if any, segregated by Escrow Agent in accordance with Section 3.2 above with respect to any indemnification claim then pending, on the first anniversary of the date of this Escrow Agreement. Any Escrow Claim that has not been finally resolved or paid in full on the first anniversary of the date of this Escrow Agreement (a “Residual Claim”) shall be addressed in accordance with Section 3.1 above, except if the Final Determination of the Residual Claim is in favor of the Seller Indemnifying Party the Segregated Funds shall be paid to King. Water Now hereby acknowledges that King is not acting as an agent of Sellers upon receipt of funds, if any, from the Retention Escrow Account.

3.4       Termination of Escrow. This Escrow Agreement shall terminate at the time that the full amount of the Closing Escrow Amount and the Retention Escrow Amount have been disbursed in accordance with Sections 3.1, 3.2 and 3.3.

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4.        Tax Matters

4.1       For all tax purposes, the parties hereto agree to treat the Closing Escrow Amount as owned by Water Now and the Retention Escrow Amount to be owned by King, and Water Now and King jointly and severally agree to prepare and file all tax returns on a basis consistent with such treatment.

4.2       Prior to the date hereof, Parent, Buyer, Sellers and King shall provide Escrow Agent with any forms and documents reasonably requested by Escrow Agent in connection with any required reporting to any taxing authority.

5.        Duties of Escrow Agent

5.1       Notwithstanding any provision to the contrary herein, Escrow Agent is obligated only to perform the duties specifically set forth in this Escrow Agreement, which shall be deemed purely ministerial in nature. Under no circumstances will Escrow Agent be deemed to be a fiduciary to any party or any other person under this Escrow Agreement. Escrow Agent will not be responsible or liable for the failure any other party hereto to perform in accordance with this Escrow Agreement. Other than as required by Recital A to this Agreement, Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Escrow Agreement, whether or not an original or a copy of such agreement has been provided to Escrow Agent. Except as provided in the preceding sentence, Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument or document. Other than as required by Recital A to this Agreement, references in this Escrow Agreement to any other agreement, instrument or document are for the convenience of the other parties hereto and Escrow Agent has no duties or obligations with respect thereto. This Escrow Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of Escrow Agent shall be inferred or implied from the terms of this Escrow Agreement or any other agreement.

5.2       Escrow Agent shall be entitled to rely on and shall not be liable for any action taken or omitted to be taken by Escrow Agent in accordance with the advice of counsel or other professionals retained or consulted by Escrow Agent, unless such liability shall have been finally adjudicated to have been directly caused by the willful misconduct or gross negligence of Escrow Agent. Escrow Agent shall be reimbursed as set forth in Section 5.9 for any and all compensation (fees, expenses and other costs) paid and/or reimbursed to such counsel and/or professionals. Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians and/or nominees.

5.3       Escrow Agent shall not be liable for any action taken or not taken by it in accordance with the direction or consent of any other party hereto or their respective agents, representatives, successors or assigns. Escrow Agent shall not be liable for acting or refraining from acting upon any notice, request, consent, direction, requisition, certificate, order, affidavit, letter or other paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, without further inquiry into the person’s or persons’ authority, unless such liability shall have been finally adjudicated to have been directly caused by

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the willful misconduct or gross negligence of Escrow Agent. Concurrent with the execution of this Escrow Agreement, Parent and Buyer shall deliver to Escrow Agent authorized signers’ forms in the form of Exhibit A attached hereto and Sellers shall deliver to Escrow Agent authorized signers’ forms in the form of Exhibit B attached hereto.

5.4       The permissive rights of Escrow Agent to do things enumerated in this Escrow Agreement shall not be construed as duties.

5.5       No provision of this Escrow Agreement shall require Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Escrow Agreement.

5.6       Parent, Buyer, Sellers and King, jointly and severally, shall indemnify, defend and hold harmless Escrow Agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable attorneys’ fees and expenses or other professional fees and expenses which Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against Escrow Agent, arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates, unless such loss, liability, cost, damage or expense shall have been finally adjudicated to have been directly caused by the willful misconduct or gross negligence of Escrow Agent. The provisions of this Section 5.6 shall survive the resignation or removal of Escrow Agent and the termination of this Escrow Agreement.

5.7       ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (I) DAMAGES, LOSSES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES, LOSSES OR EXPENSES WHICH HAVE BEEN FINALLY ADJUDICATED TO HAVE DIRECTLY RESULTED FROM ESCROW AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

5.8       Escrow Agent may resign by furnishing written notice of its resignation to Parent, Buyer, Sellers and King, and Parent, Buyer, Sellers and King may remove Escrow Agent by furnishing to Escrow Agent a joint written notice of its removal along with payment of all fees and expenses to which it is entitled through the date of termination. Such resignation or removal, as the case may be, shall be effective thirty (30) days after the delivery of such notice or upon the earlier appointment of a successor, and Escrow Agent’s sole responsibility thereafter shall be to safely keep the Escrow Amount and to deliver the same to a successor escrow agent as shall be appointed by Parent, Buyer, Sellers and King , as evidenced by a joint written notice filed with Escrow Agent or in accordance with a court order. If Parent. Buyer, Sellers and King have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following the delivery of such notice of resignation or removal, Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon the parties hereto.

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5.9       Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit C, which compensation shall be paid one-half by Buyer and one-half by Water Now. The fee agreed upon for the services rendered hereunder is intended as full compensation for Escrow Agent’s services as contemplated by this Escrow Agreement; provided, however, that Escrow Agent renders any service not contemplated in this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement or the subject matter hereof, then Escrow Agent shall be compensated for such extraordinary services and reimbursed for all reasonable costs and expenses, including reasonable attorneys’ fees and expenses, occasioned by any such delay, controversy, litigation or event. If any amount due to Escrow Agent hereunder is not paid within thirty days of the date due, Escrow Agent in its sole discretion may charge interest on such amount up to the highest rate permitted by applicable law.

5.10       If any conflict, disagreement or dispute arises between, among, or involving Parent and Buyer, on the one hand, and Sellers and King, on the other hand, concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Escrow Agreement, or Escrow Agent is in doubt as to the action to be taken hereunder, Escrow Agent may, at its option, retain the Escrow Amount until the Escrow Agent is otherwise directed by a Final Determination or files an interpleader action in any court of competent jurisdiction, and upon the filing thereof, Escrow Agent shall be relieved of all liability as to the Escrow Amount and shall be entitled to recover reasonable attorneys’ fees, expenses and other costs incurred in commencing and maintaining any such interpleader action. Escrow Agent shall be entitled to act on any such agreement, court order, or arbitration decision without further question, inquiry, or consent. Any disputes arising between Parent and Buyer, on the one hand, and Sellers and King, on the other hand relating to, arising out of or in any way connected with this Escrow Agreement or any term or condition hereof, or the performance by Buyer, Parent and Buyer, on the one hand, and Sellers and King, on the other hand, of their respective obligations hereunder, shall be settled by arbitration provided in Section 8.12 of the Purchase Agreement.

5.11       Any corporation or association into which Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which Escrow Agent is a party, shall be and become the successor escrow agent under this Escrow Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

5.12       In the event that any Escrow Amount shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Amount, Escrow Agent is hereby expressly authorized, in its sole discretion, to respond as it reasonably deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction. In the event that Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any other party hereto or to any other person, firm or corporation,

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should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

5.13       Escrow Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Escrow Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; wars; acts of terrorism; civil or military disturbances; sabotage; epidemic; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental action; it being understood that Escrow Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

6.        Miscellaneous

6.1       Assignment. Neither this Escrow Agreement nor any of the rights or obligations under this Escrow Agreement may be assigned by any party without the prior written consent of the other parties. Subject to the foregoing, this Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.2       Notices. Unless otherwise provided herein, any notice, request, instruction or other communication to be given or made under this Escrow Agreement by any party shall be in writing and delivered personally or sent by prepaid first class mail, electronic mail (with an attachment bearing authorized signature(s)), overnight courier, or facsimile, as follows:

If to Parent or Buyer:

RigMax H2O, LLC

504 Medical Center Drive, Suite 300

Conroe, Texas 77304

Attention: Truman Wright, Chief Executive Officer

Phone: 281-889-3361

Email: Truman.Wright@rigmax.com

With a copy to:

Selman Munson & Lerner, P.C.

9821 Katy Freeway, Suite 875

Houston, Texas 77024

Attention: Joseph L. Page

Phone: 713. 400.1553

Email: JPage@SelmanMunson.com

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If to the Sellers:

Water Now, Inc.

5000 South Freeway, Suite 110

Fort Worth, Texas 76115

Attention: David King, Chief Executive Officer

Phone: 817.900-9184

Email: dgktex@yahoo.com

With a copy to:

Gray Reed & McGraw LLP

1601 Elm Street, Suite 4600

Dallas, Texas 75201

Attention: George L. Diamond
Phone: 214.954.4135

Email: gdiamond@grayreed.com

If to King:

C/o Gray Reed & McGraw LLP

1601 Elm Street, Suite 4600

Dallas, Texas 75201

Attention: George L. Diamond
Phone: 214.954.4135

Email: gdiamond@grayreed.com

If to the Escrow Agent:

Securities Transfer Corporation

2901N. Dallas Parkway, Suite 380

Plano, Texas 75093

Attention: Matt Smith, Chief Operating Officer

Phone: (469) 633-0101

E-mail: smith@stctransfer.com

or to such other place and with such other copies as any party may designate as to itself by written notice to the others. All such notices and communications shall be deemed to have been duly given: if delivered by hand, when personally delivered; if mailed as aforesaid, four business days after being deposited in the mail, postage prepaid; if by overnight courier with guaranteed delivery, the next day; if transmitted by facsimile or e-mail, on written confirmation of receipt.

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6.3       Choice of Law. This Escrow Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Texas (without reference to the choice of law provisions).

6.4       Entire Agreement; Amendments and Waivers. This Escrow Agreement (and the Purchase Agreement and the other exhibits and schedules thereto) constitutes the entire agreement among the parties pertaining to the subject matter of this Escrow Agreement and supersedes all prior agreements, understandings, negotiations, disclosures, and discussions, whether oral or written, of the parties relating to this Escrow Agreement. Except as otherwise expressly provided herein, no supplement, modification or waiver of this Escrow Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Escrow Agreement shall be deemed or shall constitute a waiver of any other provision of this Escrow Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. This Escrow Agreement may be amended, modified, superseded, rescinded, or canceled only by a written instrument executed by all parties hereto.

6.5       Multiple Counterparts. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.6       Invalidity. In the event that any one or more of the provisions contained in this Escrow Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Escrow Agreement or any other such instrument.

6.7       Section References. The titles, captions or headings of the Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Escrow Agreement.

6.8       No Third Party Beneficiaries. No person (other than parties to this Escrow Agreement or their respective successors or permitted assigns) shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Escrow Agreement or any provision herein contained.

6.9       Construction. The parties have participated jointly in the negotiation and drafting of this Escrow Agreement. In the event an ambiguity or question of intent or interpretation arises, this Escrow Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any provision of this Escrow Agreement.

6.10       Variation of Pronouns. All pronouns and all variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity or identities of the antecedent person or persons may require.

6.11       Escheat. Parent, Buyer, Sellers and King are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state. Escrow Agent shall have no liability to any party hereto, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Amount escheat by operation of law.

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

D-10

IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement as of the date first written above.

PARENT:

RigMax, LLC

By:
Truman Wright
President

BUYER:

RigMax H20, LLC

By:
Truman Wright
President

SELLERS:

WATER NOW, INC.

By:
David E. King
CEO

HYDRASPIN USA, INC.

By:
David E. King
CEO

King:

By:
David King

SECURITIES TRANSFER CORPORATION,
Solely in its capacity as escrow agent hereunder

By:
Name: Matt Smith
Title: Chief Operating Officer

D-11

EXHIBIT A

Certificate as to Authorized Signatures

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of Parent and Buyer and are authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit A is attached, on behalf of Parent and Buyer.

Truman Wright President RigMax, LLC	_____________________________ Signature
Joseph L. Page Executive Vice-President RigMax, LLC	_____________________________ Signature
Truman Wright President RigMax H20, LLC	_____________________________ Signature
Joseph L. Page Executive Vice-President RigMax H2O, LLC	_____________________________ Signature
D-12

EXHIBIT B

Certificate as to Authorized Signatures

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of Sellers and are authorized to initiate and approve transactions of all types for the escrow account or accounts established under the Escrow Agreement to which this Exhibit B is attached, on behalf of Seller.

Name / Title	Specimen Signature
David King Chief Executive Officer Water Now, Inc.	_____________________________ Signature

David King Chief Executive Officer HydraSpin USA, Inc.	_____________________________ Signature
D-13

EXHIBIT C

Fees of Escrow Agent

Escrow Agent shall be entitled to a fee of $5,000 upon execution of this Escrow Agreement by all parties hereto.

D-14

Annex E

August 13, 2020

David King

CEO, CFO & Director Water Now, Inc.

5000 South Freeway, Ste. 110 Fort Worth, TX 76115

Dear Mr. King:

Commerce Street Capital has been engaged by Water Now, Inc. (the “Company” or “WTNW”).

Purpose of the Engagement

The objective of the Engagement is to issue an opinion as to the fairness (“Fairness Opinion” or “Opinion”), from a financial point of view, to the shareholders of WTNW with regards to a proposed Asset Purchase and Sale Agreement dated July 2020 (the “Agreement”). The Agreement is by and between RigMax, LLC, a Texas limited liability company, RigMax H20, LLC, and Texas limited liability company (collectively “Buyer”) and WTNW.

Under the terms and subject to the conditions of the Agreement, WTNW shall sell and deliver to the Buyer, and the Buyer shall purchase from WTNW as the same shall exist on the closing date of the transaction, all of WTNW’s rights in the items described in Section 2.01 of the Agreement for a purchase price of $30 million as described in Section 2.02 of the Agreement. This merger consideration will be provided in cash, whereby the shareholders of WTNW shares will receive an aggregate of cash equal to

$30,000,000. CSC reviewed the financial terms of the proposed transaction.

Standard of Value

Fair market value for the purpose of this Valuation is the price, expressed in terms of cash equivalents, at which property would change hands between a hypothetical willing and able buyer and a hypothetical willing and able seller, acting at arm’s length in an open and unrestricted market, when neither is under compulsion to buy or sell and when both have reasonable knowledge of the relevant facts.

Level of Value

Our analysis was based on the premise that the Company will continue to operate as a going concern.

Our Fairness Opinion is based on information furnished to us by the Company, their accountants and lawyers, or obtained by us from published and verbal sources we consider relevant. We have relied upon and assumed the accuracy and completeness of all information submitted to us, or that was publicly available, and have made no independent verification of such information. We have not conducted any valuation or appraisal of any individual assets or liabilities, nor have any such valuations or appraisals been provided to us. In relying upon financial analyses provided to us, we have assumed that they have been reasonably prepared, based on assumptions reflecting the best currently available estimates and judgments by management of the Company as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. The Company’s management has informed us that it knows of no additional information of which would have a material effect on our Opinion.

In conducting our Fairness Opinion, we have followed generally accepted industry practices for the valuation of commercial banks and their holding companies and have used such valuation methodologies as we have deemed necessary or appropriate for the purposes of this Opinion. In giving our Opinion, we have given consideration to all available financial data and other relevant factors affecting fair market value including, but not limited to, the following: (i) the internally-prepared financial statements for the Company as of March 31, 2020; (ii) certain publicly available information concerning the business of the Company

E-1

and of certain other companies engaged in business comparable to the Company’s and the reported prices for certain other companies’ securities deemed comparable; (iii) publicly available terms of certain transactions involving companies comparable to the Company and the consideration received for such companies; (iv) internal reports and internal financial analyses prepared by the Company and its management; and (v) other such analyses and examinations as we have deemed appropriate.

Our fees for the Opinion are based on our normal rates, and are in no way contingent upon the results of our findings. We have no responsibility or obligation to update this report for events or circumstances occurring subsequent to the date of this report.

Based on the foregoing and in consideration of all relevant factors, it is our Opinion, as of the date of this letter, that the proposed transaction pursuant to the Agreement is fair, from a financial point of view, to the shareholders of Water Now, Inc. Our Opinion is necessarily based upon the business, market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter, and does not address the Company’s underlying business decision to enter into the Agreement.

CSC appreciates the opportunity to be of service to you in this matter.

Very truly yours,

Commerce Street Capital, LLC

By:
Dory Q. Wiley
CPA CFA CVA RIA

E-2

Annex E

FAIRNESS OPINION

STRICTLY PRIVATE AND CONFIDENTIAL

Fairness Opinion

WATER NOW INC

August 13, 2020

COMMERCESTREET CAPITAL

E-3

General Information and Limitations

STRICTLY PRIVATE AND CONFIDENTIAL

This presentation ("Presentation"), has been developed by and is proprietary to Commerce Street Capital, LLC and was prepared exclusively for the benefit and internal use of the recipient. The Presentation may not be reproduced, distributed or used for any other purpose without the prior written consent of Commerce Street Capital, LLC.

The analyses contained herein rely upon information obtained from the recipient or from public sources, the accuracy of which has not been verified, and cannot be assured, by Commerce Street Capital, LLC. Moreover, many of the projections and financial analyses herein are based on estimated financial performance prepared by or in consultation with the recipient and are intended only to suggest reasonable ranges of results.

Commerce Street Capital, LLC prohibits employees from offering, directly or indirectly, favorable research, a specific rating or a specific price target, or offering or threatening to change research, a rating or a price target to a company as consideration or inducement for the receipt of business or compensation. Commerce Street Capital, LLC also prohibits research analysts from being compensated for their involvement in, or based upon, specific investment banking transactions.

Commerce Street Capital, LLC is a registered broker-dealer and a member of FINRA/SIPC.

This material is protected under applicable copyright laws and does not carry any rights of publication or disclosure.

E-4

E-5

Valuation Overview

STRICTLY PRIVATE AND CONFIDENTIAL

Acquisition Offer

In order to determine the fairness, from a financial point of view, to shareholders regarding the acquisition offer, Commerce Street Capital, LLC (CSC) used the following methodologies.

- Market Approach: Completed Transaction Methodology (CTM) for the U.S.; and
- Asset-Based Approach: Net Asset Value Methodology (NAVM)
- Income Approach: Normalized Earnings Analysis

3

E-6

Market Approach Application

WATER NOW INC

STRICTLY PRIVATE AND CONFIDENTIAL

The Market approach is based on the principle of substitution, making the assumption that similar opportunities would in fact yield a similar value, and utilizing information gathered from either public or private data of companies similar to the subject company being valued to assist in determining the value of the subject company. The Market approach is comprised of two primary methods; the Guideline Transaction Method (GTM) and the Guideline Company Method (GCM). The GTM approach utilizes completed or announced sales transactions of similar companies and is best suited for valuing controlling interests, as the sales transactions reported are generally sales of the entire company. The GCM approach analyzes the prices at which stocks of similar companies are trading in the open market. This approach typically generates a non-control, marketable value due to the fact that the relevant multiples derived from the GCM are from freely traded shares owned by non-controlling interests. The Market approach using either method can help provide a good benchmark to provide an indication of value. Comparisons are then made of balance sheet and income statement structure, performance ratios, and most importantly market ratios in the Price/Tangible Book Value and Price/Earnings ratios. After reviewing potential publicly traded companies, CSC came to the conclusion that there were not enough companies with similar business plans, market, industry, and strategy to the Company to warrant utilizing the GCM approach. Similarly, the GTM approach did not yield a substantial number of transactions with available pricing information that also resembled the Company, so CSC chose to apply 0% weighting to the GTM methodology.

COMMERCESTREET CAPITAL

4

E-7

Asset-Based Approach Application

STRICTLY PRIVATE AND CONFIDENTIAL

The Asset-based approach incorporates several premises, including the fair market value premise, the replacement cost premise, the liquidation premise and the going concern premise. Asset-based valuation models assign a value to the firm based on the difference between the fair market value of the business assets and the corresponding liabilities. In this situation, no third-party valuations were available to determine fair value for the assets and liabilities of the Company, so CSC assumed carrying value with the current assumed depreciation reflected in that value. As will be shown in this presentation, the sum of the assets is less than the accumulated liabilities of the Company, implying a negative valuation.

5

E-8

Income Approach Application

WATER NOW INC

STRICTLY PRIVATE AND CONFIDENTIAL

The Income approach, based on a concept of "economic" income, incorporates several methods including the capitalization of earnings method, the excess earnings methods (Treasury method and reasonable rate method) and discounted earnings (or cash flow) method. A difficulty that arises with the Income approach relates to the concept of "economic" income, which can be very difficult to define, let alone measure. Widely used alternative cash flow measures exist: dividends, accounting earnings, "normalized earnings" and "free cash flows." The challenge lies in defining the cash flows to be used in these models. This difficulty ensues with the definition of current and past dividends, earnings or cash flows that best define that stream. They may depend on whether the valuation objective is the firm's equity, or the value of the firm's debt plus equity. CSC performed a normalized earnings analysis and used a weighted average normalized earnings figure. CSC chose the weighted method since the company was founded approximately five years ago, implying that early years were less resembled the current Company as a going concern. We then used a discount rate of 15.78% based on a widely accepted method of calculating discount and capitalization rates, the Modified Capital Asset Pricing Model (CAPM), which, assuming a long-tern assumed growth rate of 3%, implies a capitalization rate of 12.78%.

COMMERCESTREET CAPITAL

6

E-9

Modified Capital Asset Pricing Model

WATER NOW INC

STRICTLY PRIVATE AND CONFIDENTIAL

Key Assumptions	
Equity Risk Premium (Rm - Rf)	6.94%
Risk Free Rate (Rf)	0.98%
Size Premium	3.67%
Industry Beta	1.46

Discount Rate Calculation (Modified CAPM)	
Equity Risk Premium (Rm - Rf) [1]	6.94%
Multiplied by: Beta [2]	1.46
Market Equity Risk Premium	10.13%
Plus: 20 Yr Risk Free Rate [3]	0.98%
Plus: Size Premium [4]	3.67%
Plus: Specific Risk Premium	1.00%
Cost of Equity	**15.78%**
Less: long-term growth rate	(3.00%)
Capitalization Rate	**12.78%**

1. Historical average long-term annual equit risk premium.
2. Based on median Energy Companies Beta as of July 31, 2020, J.P. Morgan Asset Management.
3. 20-year constant maturity U.S. treasury as of July 31, 2020.
4. Duff & Phelps Micro-Cap

COMMERCESTREET CAPITAL

7

E-10

Market Approach: Completed Transactions Methodology

CommerceStreet Capital

E-11

US: Completed Transactions Methodology

WATER NOW INC

STRICTLY PRIVATE AND CONFIDENTIAL

Table 1
Guideline Transactions Method
Announced Date: Between July 31, 2015 and July 31, 2020
Entity Type: Oil Field Services, Power, Gas Utility, Midstream, Metals & Mining
Source: S&P Global Market Intelligence

Guideline Transactions Method

Buyer	Target	Announce Date	Target Industry	Pricing Metrics: Deal Value ($MM)	Pricing Metrics: DV / Common Equity (%)	Pricing Metrics: DV / Tang. Common Equity (%)	Pricing Metrics: DV / Earnings (x)	Financial Metrics: Total Assets ($000)	Financial Metrics: Total Equity ($000)
			Maximum:	2,221.2	NA	NA	14.7	1,718,953	1,664,870
			Upper Quartile:	290.0	NA	NA	14.7	1,709,913	1,597,843
			Median:	85.4	NA	NA	14.7	1,352,950	1,265,750
			Harmonic Mean:	13.0	NA	NA	14.7	1,048,948	410,506
			Average:	351.9	NA	NA	14.7	1,258,213	1,082,593
			Lower Quartile:	37.1	NA	NA	14.7	901,250	750,500
			Minimum:	0.6	NA	NA	14.7	608,000	134,000
American Commercial Lines Inc	AEP Resources, Inc.	10/1/2015	Power	550.00	NA	NA	14.7	608,000	134,000
American Water Enterprises, LLC	Nicor Energy Services Company	4/11/2018	Gas Utility	365.00	NA	NA	NA	NA	NA
ArcLight Capital Partners, LLC	TransMontaigne GP LLC	1/8/2016	Midstream	350.00	NA	NA	NA	NA	NA
BP Products North America Inc.	Renewable gas business	3/1/2017	Gas Utility	180.00	NA	NA	NA	NA	NA
CCI U.S. Asset Holdings LLC	ENSTOR Energy Services, LLC	1/31/2018	Power	64.50	NA	NA	NA	NA	NA
CenterPoint Energy Services, Inc.	Atmos Energy Marketing, LLC	10/31/2016	Gas Utility	40.00	NA	NA	NA	NA	NA
PowerTeam Services, LLC	Mverge Companies	2/3/2020	Power	850.00	NA	NA	NA	NA	NA
ENGIE North America, Inc	Six Northeast energy services companies	9/15/2017	Power	NA	NA	NA	NA	NA	NA
ENGIE North America, Inc	SoCore Energy LLC	3/5/2018	Power	NA	NA	NA	NA	NA	NA
Enphase Energy, Inc.	Microinverter business	6/12/2018	Power	59.65	NA	NA	NA	NA	NA
Erick's Holdings, LLC	Erick Flowback Services LLC/Rod's Production Services LLC	12/16/2015	Midstream	13.00	NA	NA	NA	NA	NA
Exponent Energy, LLC	CEP Mid-Continent LLC	5/15/2017	Midstream	5.50	NA	NA	NA	NA	NA
Flextronics International Ltd.	NEXTracker Inc.	9/28/2015	Power	69.00	NA	NA	NA	NA	NA
Q'Max America Inc.	Anchor Drilling Fluids USA, LLC	11/21/2017	Midstream	83.80	NA	NA	NA	NA	NA
GCL-Poly Energy Holdings Limited	Solar material business	8/29/2016	Power	150.00	NA	NA	NA	NA	NA
Genesis Energy, L.P.	Tronox Alkali Corp.	8/2/2017	Metals & Mining	1,325.00	NA	NA	NA	1,706,900	1,575,500
Hansen Technologies North America, Inc.	PPL Solutions, LLC	5/10/2016	Power	NA	NA	NA	NA	NA	NA
HomeServe USA Repair Management Corporation	Assets of the home repair services business of Dominion Pro	10/19/2017	Power	143.00	NA	NA	NA	NA	NA
Interstate Gas Supply, Inc.	Scana Energy Marketing Inc.	10/3/2019	Power	NA	NA	NA	NA	NA	NA
Kissner Group Holdings LP	US Salt, LLC	10/31/2017	Midstream	225.00	NA	NA	NA	NA	NA
Investor group	W.A. Chester, LLC	2/28/2018	Power	87.00	NA	NA	NA	NA	NA
Kurita Water Industries Ltd.	U.S. Water Services, Inc.	2/8/2019	Power	270.00	NA	NA	NA	NA	NA
MaxGen Energy Services, LLC	Commercial services division of Next Phase Solar	11/4/2016	Power	NA	NA	NA	NA	NA	NA
Diamond Generating Corporation	Boston Energy Trading, LLC	3/1/2018	Power	70.00	NA	NA	NA	NA	NA
MyPower Corporation	Commercial and Industrial (C&I) Division of SunEdison, Inc.	1/5/2017	Power	15.00	NA	NA	NA	NA	NA
Mitsui & Co., Ltd.	PXiSE Energy Solutions, LLC	8/15/2018	Power	NA	NA	NA	NA	NA	NA
Montage Partners, Inc.	Advanced Manufacturing And Development, Inc.	4/18/2019	Power	17.50	NA	NA	NA	NA	NA
NJR Energy Services Company	Mid-Atlantic contracts and divisions	10/9/2019	Power	NA	NA	NA	NA	NA	NA
NOVA Chemicals Corporation	Williams Olefins, LLC	4/17/2017	Midstream	2,100.00	NA	NA	NA	999,000	956,000
Pilot Flying J	Bridger operations	7/31/2018	Midstream	57.00	NA	NA	NA	NA	NA
Private Investor	Tres Amigas, LLC	3/11/2016	Power	0.60	NA	NA	NA	NA	NA
Investor Group	Natural Gas Marketing and Electricity Brokerage Business	1/19/2016	Midstream	29.10	NA	NA	NA	NA	NA
Sunoco LP	Fuel Distribution and Terminal Business	4/3/2018	Midstream	39.80	NA	NA	NA	NA	NA
Sunoco LP	Wholesale fuel & retail mktg assets	11/16/2015	Midstream	2,221.20	NA	NA	NA	NA	NA
SunSystem Technology, LLC	Residential Operations & Maintenance (O&M) Field Services	12/5/2016	Power	NA	NA	NA	NA	NA	NA
Tallgrass Energy, LP	NGL Water Solutions Bakken, LLC	11/12/2018	Midstream	91.00	NA	NA	NA	NA	NA
Undisclosed buyer	Blue Rhino Global Sourcing, Inc.	7/27/2018	Midstream	NA	NA	NA	NA	NA	NA
Undisclosed buyer	Bridger Energy, LLC	1/17/2018	Midstream	8.50	NA	NA	NA	NA	NA
Undisclosed buyer	Certain assets	2/20/2018	Midstream	NA	NA	NA	NA	NA	NA
Undisclosed buyer	E Energy Adams, LLC	5/3/2018	Midstream	NA	NA	NA	NA	NA	NA
Undisclosed buyer	Grassland Water Solutions, LLC	11/29/2016	Midstream	22.00	NA	NA	NA	NA	NA
Undisclosed buyer	OMI Environmental Solutions Inc	4/24/2018	Power	NA	NA	NA	NA	NA	NA
Undisclosed buyer	Usource LLC/Usource Inc.	3/1/2019	Power	NA	NA	NA	NA	NA	NA
United Energy Trading LLC	Non-Florida retail operations and contracts	10/9/2019	Power	NA	NA	NA	NA	NA	NA
USA Compression Partners, LP	Compression Business	1/16/2018	Midstream	1,671.53	NA	NA	NM	1,718,953	1,664,870
Vision Ridge Partners, LLC	EVgo business	5/5/2016	Power	87.00	NA	NA	NA	NA	NA

Source: S&P Global Market Intelligence

9

E-12

Asset Approach: Net Asset Value Methodology

CommerceStreet Capital

E-13

Net Asset Valuation

STRICTLY PRIVATE AND CONFIDENTIAL

Schedule of Adjusted Assets

	As of March 31, 2020		
	Book Value	Adjustments	Market Value
Assets			
Cash	$405	-	$405
Accounts Receivable	118,250	-	118,250
Inventory	515,722	-	515,722
Prepaid Expenses	4,333	-	4,333
Total Current Assets	638,710	-	638,710
Property & Equipment, net	2,205,709	-	2,205,709
Operating Lease Right-of-Use Assets	632,930	-	632,930
Distributorship Agreement, net	716,667	-	716,667
Security Deposit	23,481	-	23,481
Total Assets	4,217,497	-	4,217,497
Liabilities			
Accounts Payable	1,315,513	-	1,315,513
Accrued Expenses	552,116		552,116
Distributorship Accrued Expense	250,000	-	250,000
Derivative Liability	1,201,258		1,201,258
Advances from Related Parties	224,743		224,743
Current Portion of Operating Lease Liabilities	178,116	-	178,116
Current Portion Convertible Notes Payable, net of debt discounts	1,833,352		1,833,352
Current Portion Notes Payable	553,567	-	553,567
Current Poriton of Revenue Sharing Liabilities	3,057,708		3,057,708
Total Current Liabilities	9,166,373	-	9,166,373
Long-term Notes Payable	114,292	-	114,292
Operating Lease Liabilities	473,932		473,932
Long-term Revenue Sharing Liabilities	2,249,478	-	2,249,478
Total Liabilities	12,004,075	-	12,004,075
Net book value	($7,786,578)		
Adjusted net tangible assets			($7,786,578)
Less: Liquidation treatment of preferred stock			-
Adjusted net asset value			**($7,786,578)**
Fully Diluted Shares Outstanding			73,746,368
NAV per Share			**$ (0.11)**

Source: Company Provided Information

11

E-14

E-15

Normalized Earnings Analysis

WATER NOW INC

STRICTLY PRIVATE AND CONFIDENTIAL

Historical/Projected Income Statements

	12/31/2016	12/31/2017	12/31/2018	12/31/2019	Annualized 3/31/2020
Revenues, net	-	35,570	168,730	233,922	11,980
Cost of Goods Sold	-	16,328	104,826	287,811	8,508
Gross Profit	-	19,242	63,904	(53,889)	3,472
Operating Expenses					
Salaries and Wages	-	-	1,744,271	2,021,681	1,264,268
Professional Fees	-	-	1,451,314	1,061,497	279,904
Reorganization Expenses	615,000	-	-	-	-
Research & Development Expenses	738,147	956,844	-	-	
Selling, General and Administrative	527,017	779,115	902,334	1,538,584	960,116
(Gain) Loss on Sale of Assets	-	-	-	(4,070)	79,952
Total Operating Expenses	1,880,164	1,735,959	4,097,919	4,617,692	2,584,240
Loss from Operations	(1,880,164)	(1,716,717)	(4,034,015)	(4,671,581)	(2,580,768)
Other Income (Expense)					
Interest Expense	(3,000)	(9,240)	(336,041)	(5,271,411)	(3,980,944)
Gain (Loss) on Derivative Liability	-	-	-	51,726	(2,202,904)
Other Income	-	-	-	-	3,580
Loss on Extinguishment of Debt	-	-	-	(182,877)	-
Total Other Expense	(3,000)	(9,240)	(336,041)	(5,402,562)	(6,180,268)
Loss Before Provision for Income Taxes	(1,883,164)	(1,725,957)	(4,370,056)	(10,074,143)	(8,761,036)
Provision for Income Taxes	-	-	-	-	-
Net Income to Company	(1,883,164)	(1,725,957)	(4,370,056)	(10,074,143)	(8,761,036)
Net Income Growth Rates		8.35%	-153.20%	-130.53%	13.03%
"Normalized" Earnings					
Gain (loss) on Sale of Assets	-	-	-	(4,070)	79,952
Gain (loss) on Derivative Liability	-	-	-	51,726	(2,202,904)
Adj Net Income Available to Common Shareholders Before Tax	(1,883,164)	(1,725,957)	(4,370,056)	(10,121,799)	(6,638,084)
Tax Adjustment	-	-	-	-	-
Adj Net Income Available to Common Shareholders for Company	**(1,883,164)**	**(1,725,957)**	**(4,370,056)**	**(10,121,799)**	**(6,638,084)**

Income Approach - Unweighted Average Normalized Income Capitalization

Year	Normal Net Inc.	Weight	(B X C)
12/31/2016	(1,883,164)	1	(1,883,164)
12/31/2017	(1,725,957)	2	(3,451,914)
12/31/2018	(4,370,056)	3	(13,110,168)
12/31/2019	(10,121,799)	4	(40,487,196)
3/31/2020	(6,638,084)	5	(33,190,420)

Unweighted Average Normalized Net Income Projection	-$6,141,524
Capitalization Rate %	12.78%
Implied Valuation	**-$48,046,722**

Source: Company Provided Information, EDGAR

13

E-16

E-17

Implied Value Ranges vs. Deal Value

STRICTLY PRIVATE AND CONFIDENTIAL

Conclusion of Value: WTNW

Valuation Methodology	03/31/20 Financials		Value
Market Approach - Guideline Transaction Method	**Normalized Earnings**		
Guideline Transactions Method	(6,141,524)	14.7	($90,464,650)
Fair Market Value (control, non-marketable basis, rounded)			**($90,465,000)**
Asset Approach - Net Asset Value			
Net Asset Value Method			($7,786,578)
Fair Market Value (control, marketable basis, rounded)			($7,787,000)
Less: Discount for Lack of Marketability		29.0%	($2,258,000)
Fair Market Value (non-control, non-marketable basis, rounded)			**($10,045,000)**
Income Approach - Weighted Average Normalized Income Capitalization			
Weighted Average Normalized Income Capitalization			($48,046,722)
Fair Market Value (control, marketable basis, rounded)			($48,047,000)
Less: Discount for Lack of Marketability		29.0%	($13,934,000)
Fair Market Value (non-control, non-marketable basis, rounded)			**($61,981,000)**
Summary Fair Market Value (non-control, non-marketable basis)		**Weight**	
Market Approach - Guideline Transaction Method		0.0%	($90,465,000)
Asset Apporach - Net Asset Value		75.0%	($10,045,000)
Income Approach - Weighted Average Normalized Income Capitalization		25.0%	($61,981,000)
Concluded Fair Market Value			**($23,029,000)**
Acquisition Offer			**$30,000,000**

Given the Acquisition Offer at $30 million is higher than the concluded fair market value of ($23,029,000), CSC concluded the transaction is fair, from a financial point of view, to selling shareholders.

E-18

E-19

PROXY CARD

WATER NOW, INC.

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 30, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Water Now, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and appoints David King and Jodi Cramer with full power of substitution, as Proxy or Proxies, to vote as specified in this Proxy all the shares of Common Stock of the Company of the undersigned at the Special Meeting of Shareholders of the Company to the held at 10:00 a.m. Central Time at 5000 South Freeway, Suite 110, Fort Worth, Texas 76115, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED:

•              “FOR” the Asset Sale Proposal;

•              “FOR” the Name Change Proposal

•              “FOR” the Plan of Liquidation Proposal;

•              “FOR” the Advisory Vote to Approve the Transaction Related Compensation; and

•              “FOR” the Proposal to Adjourn or Postpone the Special Meeting.

(1)	To approve the sale (the “Asset Sale”) by the Company and HydraSpin USA, Inc., a wholly owned subsidiary of the Company (“HydraSpin”), of substantially all of their operating assets pursuant to the Asset Purchase Agreement by and among the Company, HydraSpin, RigMax H2O, LLC, and RigMax, LLC dated July 31, 2020 (the “Asset Sale Proposal”).

	[ ]	FOR	[ ] AGAINST	[ ] ABSTAIN

(2)	To approve an amendment to the Certificate of Formation of the Company to change its name to WTNW, Inc., or such other name approved by the sole director of the Company, following, and conditioned upon, the closing of the Asset Sale (the “Name Change Proposal”).

	[ ]	FOR	[ ] AGAINST	[ ] ABSTAIN
(3)	To approve the winding up and liquidation of the Company and HydraSpin following, and conditioned upon, the closing of the Asset Sale pursuant to the terms of the Plan of Liquidation (the “Plan of Liquidation Proposal”).

	[ ]	FOR	[ ] AGAINST	[ ] ABSTAIN

(4)	To conduct a non-binding advisory vote approving certain executive compensation payable as a result of the Asset Sale and Plan of Liquidation, as described in the accompanying proxy statement (the “Advisory Vote on Transaction Related Compensation”).

	[ ]	FOR	[ ] AGAINST	[ ]ABSTAIN
(5)	To approve the adjournment or postponement of the Special Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the proposal to approve the Asset Sale, if there are insufficient votes to approve the Asset Sale (the “Proposal to Adjourn or Postpone the Special Meeting”).

	[ ]	FOR	[ ] AGAINST	[ ] ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

[Signature page follows]

Dated: ______________________, 2020 Signature: ___________________________________ Signature if held jointly: ___________________________________
(Please sign exactly using the name(s) in which the stock is titled. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)

To be represented at the Meeting, this proxy form must be received at the office of the Company’s transfer agent, Securities Transfer Corporation, by email, mail or facsimile voting no later than September 28, 2020 at 5:00 p.m. Central Time. The voting instructions are:

PLEASE MARK, SIGN AND DATE YOUR PROXY CARD AND SEND IT TO THE COMPANY’S TRANSFER AGENT, ATTN: JANET STACKHOUSE, BY ONE OF THE FOLLOWING METHODS:

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or other nominee. In most instances, you will be able to do this over the Internet, by phone, or by mail. Please refer to the summary instructions below and the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or other nominee.

  Online: Log in to ____________ using the control number in the top left-hand corner of your proxy card.
  Scan: Vote, sign, date, scan and email your proxy card to: info@stctransfer.com.
  Facsimile: Vote, sign, date, scan and fax your proxy card to Securities Transfer Corporation: (469) 633-0088.
  Telephone: Call ______.
  Mail: Vote, sign, date and return your proxy card in the enclosed stamped envelope addressed to Securities Transfer Corporation, or mail to:

Attention Proxy Department

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380

Plano, TX 75093

Note that Internet voting for eligible shareholders of record will close at 5:00 p.m. Central Time on the day prior to the Special Meeting.

Should you have any questions, or need additional assistance with voting, contact Securities Transfer Corporation at jstackhouse@stctransfer.com or call (469) 633-0101.